The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2024 and 2023

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2024 and 2023, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2024, future contract benefits liabilities totaled $40.0 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits) and 12, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include investment margins, mortality rates and policyholder lapse behavior.

Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter
The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $4.9 billion and $1.0 billion, as of December 31, 2024, respectively, a portion of which relates to MRBs associated with variable annuity contracts that may include guaranteed living benefit and guaranteed death benefit features. As described in Notes 1 (see section on MRBs), 9 and 14 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future equity market return and volatility, and the need to update policyholder lapse and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 14, 2025

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2024 - $88,978; 2023 - $88,231; allowance for credit losses: 2024 - $46; 2023 - $19)	$81,900	$82,300
Trading securities	2,005	2,321
Equity securities	294	306
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2024 - $232; 2023 - $288)	20,940	18,873
Policy loans	2,465	2,463
Derivative investments	9,512	6,305
Other investments	6,272	4,757
Total investments	123,388	117,325
Cash and invested cash	4,505	3,193
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,426	12,418
Reinsurance recoverables, net of allowance for credit losses	48,943	45,110
Deposit assets, net of allowance for credit losses	30,537	21,514
Market risk benefit assets	4,860	3,894
Accrued investment income	993	982
Goodwill	1,144	1,144
Other assets	10,192	10,139
Separate account assets	168,438	158,257
Total assets	$405,426	$373,976

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$125,818	$120,316
Future contract benefits	40,002	40,174
Funds withheld reinsurance liabilities	26,810	13,628
Market risk benefit liabilities	1,046	1,716
Deferred front-end loads	6,750	5,923
Payables for collateral on investments	9,876	7,982
Short-term debt	24	840
Long-term debt	2,173	2,195
Other liabilities	13,977	12,438
Separate account liabilities	168,438	158,257
Total liabilities	394,914	363,469

Contingencies and Commitments (See Note 17)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	13,015	12,961
Retained earnings (deficit)	(173)	(869)
Accumulated other comprehensive income (loss)	(2,330)	(1,585)
Total stockholder’s equity	10,512	10,507
Total liabilities and stockholder’s equity	$405,426	$373,976

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Revenues
Insurance premiums	$1,866	$3,416	$5,841
Fee income	4,486	5,168	5,366
Net investment income	5,088	5,712	5,274
Realized gain (loss)	276	(4,934)	418
Other revenues	572	697	658
Total revenues	12,288	10,059	17,557
Expenses
Benefits	2,100	5,028	8,203
Interest credited	3,160	3,202	2,860
Market risk benefit (gain) loss	(938)	(1,135)	296
Policyholder liability remeasurement (gain) loss	(20)	(167)	2,445
Commissions and other expenses	5,219	5,402	5,094
Interest and debt expense	185	190	137
Impairment of intangibles	–	–	634
Total expenses	9,706	12,520	19,669
Income (loss) before taxes	2,582	(2,461)	(2,112)
Federal income tax expense (benefit)	452	(673)	(437)
Net income (loss)	2,130	(1,788)	(1,675)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	30	4,942	(17,639)
Market risk benefit non-performance risk gain (loss)	(924)	(670)	(211)
Policyholder liability discount rate remeasurement gain (loss)	150	(145)	1,891
Funded status of employee benefit plans	(1)	1	(4)
Total other comprehensive income (loss), net of tax	(745)	4,128	(15,963)
Comprehensive income (loss)	$1,385	$2,340	$(17,638)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Common Stock
Balance as of beginning-of-year	$12,961	$12,903	$11,950
Capital contribution from Lincoln National Corporation	–	5	925
Stock compensation/issued for benefit plans	54	53	28
Balance as of end-of-year	13,015	12,961	12,903

Retained Earnings (Deficit)
Balance as of beginning-of-year	(869)	1,414	3,734
Net income (loss)	2,130	(1,788)	(1,675)
Dividends paid to Lincoln National Corporation	(1,434)	(495)	(645)
Balance as of end-of-year	(173)	(869)	1,414

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(1,585)	(5,713)	10,250
Other comprehensive income (loss), net of tax	(745)	4,128	(15,963)
Balance as of end-of-year	(2,330)	(1,585)	(5,713)
Total stockholder’s equity as of end-of-year	$10,512	$10,507	$8,604

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$2,130	$(1,788)	$(1,675)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(276)	4,934	(418)
Market risk benefit (gain) loss	(938)	(1,135)	296
Sales and maturities (purchases) of trading securities, net	325	1,302	301
Impairment of intangibles	–	–	634
Net operating cash payments related to closing Fortitude Re reinsurance transaction	–	(1,457)	–
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	708	642	495
Accrued investment income	(32)	34	(41)
Insurance liabilities and reinsurance-related balances	(1,788)	(2,547)	615
Accrued expenses	160	223	(101)
Federal income tax accruals	701	(563)	(376)
Cash management agreement	(941)	(733)	3,730
Other	(1,058)	324	406
Net cash provided by (used in) operating activities	(1,009)	(764)	3,866
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(11,520)	(10,713)	(14,768)
Sales of available-for-sale securities and equity securities	1,406	3,606	2,347
Maturities of available-for-sale securities	9,338	5,597	5,487
Purchases of alternative investments	(1,371)	(614)	(631)
Sales and repayments of alternative investments	337	111	441
Issuance of mortgage loans on real estate	(4,135)	(1,943)	(2,507)
Repayment and maturities of mortgage loans on real estate	1,669	1,266	2,247
Repayment (issuance) of policy loans, net	(2)	(120)	4
Net change in collateral on investments, certain derivatives and related settlements	3,918	(333)	(4,653)
Cash received from disposition, net of cash transferred	512	–	–
Other	(295)	(352)	(40)
Net cash provided by (used in) investing activities	(143)	(3,495)	(12,073)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	–	5	925
Payment of long-term debt, including current maturities	(50)	–	(40)
Issuance (payment) of short-term debt	(766)	228	(522)
Payment related to sale-leaseback transactions	(17)	(79)	(70)
Proceeds from certain financing arrangements	53	86	186
Payment related to certain financing arrangements	(137)	(49)	–
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	–	133	–
Deposits of fixed account balances	16,046	16,388	16,186
Withdrawals of fixed account balances	(12,124)	(10,633)	(7,641)
Transfers from (to) separate accounts, net	(27)	(624)	19
Common stock issued for benefit plans	(9)	(7)	(21)
Dividends paid to Lincoln National Corporation	(505)	(495)	(645)
Other	–	–	(2)
Net cash provided by (used in) financing activities	2,464	4,953	8,375
Net increase (decrease) in cash, invested cash and restricted cash	1,312	694	168
Cash, invested cash and restricted cash as of beginning-of-year	3,193	2,499	2,331
Cash, invested cash and restricted cash as of end-of-year	$4,505	$3,193	$2,499
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement income products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 19.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within commissions and other expenses. The amortization of deferred gain (loss) on business sold through reinsurance was previously presented on a net basis within other revenues.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business.

Sale of Wealth Management Business

On May 6, 2024, our parent company LNC closed the sale of all of the ownership interests in the subsidiaries of LNC that comprised its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation, to Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to the Stock Purchase Agreement entered into between LNC and Osaic on December 14, 2023 (the “Agreement”). LNC received $723 million in cash, inclusive of a post-closing adjustment. LNL was allocated $598 million of the cash proceeds, and we recognized a $454 million pre-tax realized gain for the year ended December 31, 2024, net of transaction expenses. Transaction expenses for the year ended December 31, 2024, of $27 million were reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). For more information, see Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments on the Consolidated Balance Sheets. Cash collateral a counterparty has posted is recorded within payables for collateral on investments on the Consolidated Balance Sheets. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.
In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets. Amortization of deferred gains and losses is reported within other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, certain reinsurance assets, property and equipment, balances associated with corporate-owned and bank-owned life insurance, premiums and fees receivable, specifically identifiable intangible assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, current and deferred taxes, operating lease right-of-use (“ROU”) assets, ceded MRB liabilities and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, certain reinsurance payables, pension and other employee benefit liabilities, certain financing arrangements, other policyholder liabilities, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 8 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2024, 2023 and 2022, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $40 million, $41 million and $49 million for the years ended December 31, 2024, 2023 and 2022, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 14.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $774 million, $715 million and $743 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to the wealth management business, which was sold during 2024, and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $190 million, $461 million and $468 million for the years ended December 31, 2024, 2023 and 2022, respectively. See “Sale of Wealth Management Business” above for additional information. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $224 million, $210 million and $203 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of current period adoptions of new Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures	This ASU aims to enhance reportable segment disclosure requirements. It requires that a public entity disclose significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), disclose and describe other segment items and report additional measures of a segment’s profit or loss if used by the CODM.	January 1, 2024 (Annual Filings) and January 1, 2025 (Quarterly Filings)
We adopted this ASU effective January 1, 2024, incorporating the required disclosures in Note 19 to the consolidated financial statements, along with retrospectively updating the applicable tabular disclosures.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new ASUs that may have an impact on our consolidated financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We are evaluating the impact of this ASU to disclosures within the Federal Income Taxes Note to the consolidated financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the consolidated financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$67,991	$560	$6,704	$14	$61,833
U.S. government bonds	427	3	40	–	390
State and municipal bonds	2,391	27	270	–	2,148
Foreign government bonds	277	12	56	–	233
RMBS	1,849	23	162	7	1,703
CMBS	1,713	5	135	–	1,583
ABS	14,103	99	409	24	13,769
Hybrid and redeemable preferred securities	227	25	10	1	241
Total fixed maturity AFS securities	$88,978	$754	$7,786	$46	$81,900

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,811	$820	$5,757	$8	$63,866
U.S. government bonds	414	7	28	–	393
State and municipal bonds	2,675	97	230	–	2,542
Foreign government bonds	309	15	46	–	278
RMBS	1,719	27	138	6	1,602
CMBS	1,520	5	181	–	1,344
ABS	12,556	62	571	4	12,043
Hybrid and redeemable preferred securities	227	21	15	1	232
Total fixed maturity AFS securities	$88,231	$1,054	$6,966	$19	$82,300

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2024, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$3,506	$3,490
Due after one year through five years	18,257	17,778
Due after five years through ten years	14,468	13,567
Due after ten years	35,082	30,010
Subtotal	71,313	64,845
Structured securities (RMBS, CMBS, ABS)	17,665	17,055
Total fixed maturity AFS securities	$88,978	$81,900

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$16,388	$1,290	$29,045	$5,414	$45,433	$6,704
U.S. government bonds	85	3	224	37	309	40
State and municipal bonds	652	61	721	209	1,373	270
Foreign government bonds	29	5	118	51	147	56
RMBS	658	29	724	133	1,382	162
CMBS	475	29	777	106	1,252	135
ABS	2,801	106	3,826	303	6,627	409
Hybrid and redeemable
preferred securities	18	1	93	9	111	10
Total fixed maturity AFS securities	$21,106	$1,524	$35,528	$6,262	$56,634	$7,786

Total number of fixed maturity AFS securities in an unrealized loss position						6,645

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$13,439	$1,744	$33,285	$4,013	$46,724	$5,757
U.S. government bonds	65	6	194	22	259	28
State and municipal bonds	371	72	814	158	1,185	230
Foreign government bonds	108	31	57	15	165	46
RMBS	355	20	840	118	1,195	138
CMBS	583	56	586	125	1,169	181
ABS	1,898	68	7,212	503	9,110	571
Hybrid and redeemable
preferred securities	32	2	94	13	126	15
Total fixed maturity AFS securities	$16,851	$1,999	$43,082	$4,967	$59,933	$6,966

Total number of fixed maturity AFS securities in an unrealized loss position						7,167

(1) As of December 31, 2024 and 2023, we recognized $23 million and $7 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$5,209	$1,556	780
Six months or greater, but less than nine months	365	195	209
Nine months or greater, but less than twelve months	71	28	36
Twelve months or greater	4,305	2,142	734
Total	$9,950	$3,921	1,759

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,480	$916	529
Six months or greater, but less than nine months	321	90	79
Nine months or greater, but less than twelve months	321	106	87
Twelve months or greater	3,485	1,336	704
Total	$6,607	$2,448	1,399

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $820 million for the year ended December 31, 2024. As discussed further below, we do not believe the unrealized loss position as of December 31, 2024, required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2024, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2024, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2024 and 2023, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2024 and 2023, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.7 billion and a fair value of $2.7 billion and $2.6 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2024 and 2023, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2024, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$8	$6	$4	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	10	–	15	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	11	1	5	–	17
Reductions for securities charged off	(15)	–	–	–	(15)
Balance as of end-of-year (2)	$14	$7	$24	$1	$46

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$9	$7	$4	$1	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	24	1	–	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	(2)	(2)	–	–	(4)
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(21)	–	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$4	$1	$19

	For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$17	$1	$–	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	4	3	–	–	7
Additions (reductions) for securities for which
credit losses were previously recognized	2	3	4	–	9
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(12)	–	–	–	(12)
Balance as of end-of-year (2)	$9	$7	$4	$1	$21
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2024, 2023 and 2022, accrued investment income on fixed maturity AFS securities totaled $766 million, $814 million and $1.1 billion, respectively, and was excluded from the estimate of credit losses.

Losses from debt instrument modifications were $3 million and less than $1 million for the years ended December 31, 2024 and 2023, respectively.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2024	2023
Fixed maturity securities:
Corporate bonds	$1,390	$1,615
State and municipal bonds	13	21
Foreign government bonds	41	46
RMBS	63	62
CMBS	108	104
ABS	371	455
Hybrid and redeemable preferred securities	19	18
Total trading securities	$2,005	$2,321

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2024, 2023 and 2022, was $(1) million, $80 million and $(628) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2024			As of December 31, 2023
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,424	$3,387	$20,811	$17,165	$1,665	$18,830
30 to 59 days past due	6	71	77	61	28	89
60 to 89 days past due	–	33	33	–	9	9
90 or more days past due	35	90	125	–	60	60
Allowance for credit losses	(99)	(53)	(152)	(86)	(28)	(114)
Unamortized premium (discount)	(6)	83	77	(7)	43	36
Mark-to-market gains (losses) (1)	(31)	–	(31)	(36)	(1)	(37)
Total carrying value	$17,329	$3,611	$20,940	$17,097	$1,776	$18,873

(1) Represents the mark-to-market on certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers, and for which we have elected the fair value option. As of December 31, 2024, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $21 million, respectively. As of December 31, 2023, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was less than $1 million. As of December 31, 2024 and 2023, there were no such mortgage loans on real estate that were more than 90 days past due and still accruing interest. See Note 14 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of commercial mortgage loans on real estate as of December 31, 2024 and 2023, and Texas, which accounted for 10% and 9% of commercial mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

Our residential mortgage loan portfolio had the largest concentrations in California, which accounted for 14% of residential mortgage loans on real estate as of December 31, 2024 and 2023, and New York, which accounted for 14% and 12% of residential mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows, excluding certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers:

	As of December 31, 2024	As of December 31, 2023
Commercial mortgage loans on real estate	$4	$–
Residential mortgage loans on real estate	92	62
Total	$96	$62

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$1,548	1.73	$83	1.41	$–	–	$1,631
2023	1,317	1.77	44	1.36	–	–	1,361
2022	1,721	2.11	94	1.55	4	1.30	1,819
2021	2,249	3.49	47	1.52	–	–	2,296
2020	1,158	3.33	4	1.53	–	–	1,162
2019 and prior	9,056	2.38	126	1.58	8	1.30	9,190
Total	$17,049		$398		$12		$17,459

	As of December 31, 2023
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$1,366	1.90	$54	1.38	$–	–	$1,420
2022	1,709	2.07	140	1.54	–	–	1,849
2021	2,317	3.34	61	1.55	–	–	2,378
2020	1,205	3.23	11	1.38	–	–	1,216
2019	2,404	2.39	80	1.56	10	2.33	2,494
2018 and prior	7,770	2.39	78	1.60	14	0.87	7,862
Total	$16,771		$424		$24		$17,219

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	Performing	Nonperforming	Total
Origination Year
2024	$1,895	$14	$1,909
2023	557	16	573
2022	492	33	525
2021	427	11	438
2020	65	4	69
2019 and prior	136	14	150
Total	$3,572	$92	$3,664

	As of December 31, 2023
	Performing	Nonperforming	Total
Origination Year
2023	$515	$2	$517
2022	533	22	555
2021	465	18	483
2020	78	3	81
2019	99	13	112
2018 and prior	53	4	57
Total	$1,743	$62	$1,805

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2024
	Commercial	Residential	Total
Balance as of beginning-of-year	$86	$28	$114
Additions (reductions) from provision for credit loss
expense (1)	63	25	88
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(50)	–	(50)
Balance as of end-of-year (2)	$99	$53	$152

	For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss
expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)
expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$83	$15	$98

(1) We recognized less than $1 million and $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2024 and 2023, respectively. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2) Accrued investment income on mortgage loans on real estate totaled $94 million, $67 million and $51 million as of December 31, 2024, 2023 and 2022, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2024 and 2023, alternative investments included investments in 351 and 332 different partnerships, respectively, and represented approximately 3% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities	$4,088	$4,961	$4,408
Trading securities	117	158	179
Equity securities	21	13	11
Mortgage loans on real estate	881	752	687
Policy loans	93	102	100
Cash and invested cash	227	118	12
Commercial mortgage loan prepayment
and bond make-whole premiums	15	10	100
Alternative investments	289	244	96
Consent fees	–	3	8
Other investments	(37)	(38)	75
Investment income	5,694	6,323	5,676
Investment expense	(606)	(611)	(402)
Net investment income	$5,088	$5,712	$5,274

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$–	$(3,805)	$–
State and municipal bonds	–	(214)	–
RMBS	–	(74)	–
CMBS	–	(60)	–
ABS	–	(57)	–
Hybrid and redeemable preferred securities	–	(3)	–
Total intent to sell impairments	$–	$(4,213)	$–

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(21)	$(23)	$(4)
RMBS	(1)	1	(6)
ABS	(20)	1	(4)
Total credit loss benefit (expense)	$(42)	$(21)	$(14)

(1)     For the year ended December 31, 2023, this includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2024		As of December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$7,069	$7,069	$5,127	$5,127
Securities pledged under securities lending agreements (2)	157	151	205	197
Investments pledged for FHLBI (3)	2,650	3,657	2,650	3,603
Total payables for collateral on investments	$9,876	$10,877	$7,982	$8,927

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2024 and 2023, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2024	2023	2022
Collateral payable for derivative investments	$1,942	$1,917	$(2,355)
Securities pledged under securities lending agreements	(48)	(93)	57
Investments pledged for FHLBI	–	(480)	–
Total increase (decrease) in payables for collateral on investments	$1,894	$1,344	$(2,298)

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$144	$–	$–	$–	$144
U.S. government bonds	1	–	–	–	1
Equity securities	12	–	–	–	12
Total gross secured borrowings	$157	$–	$–	$–	$157

	As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$202	$–	$–	$–	$202
Equity securities	3	–	–	–	3
Total gross secured borrowings	$205	$–	$–	$–	$205

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2024, we had not received any collateral and, therefore, had not sold or re-pledged any collateral under these agreements.

We also accept collateral from derivative counterparties in the form of securities that we are permitted to sell or re-pledge. As of
December 31, 2024, the fair value of this collateral received that we are permitted to sell or re-pledge was $2.6 billion, and we had re-pledged $63 million of this collateral to cover our collateral requirements.

We had not pledged any held fixed maturity AFS securities to derivative counterparties as of December 31, 2024.

Investment Commitments

As of December 31, 2024, our investment commitments were $4.3 billion, which included $3.2 billion of LPs, $828 million of mortgage loans on real estate and $227 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2024, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.5 billion and $1.1 billion, respectively, or 1% of total investments. As of December 31, 2023, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.3 billion and $1.0 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2024 and 2023, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.2 billion and $16.6 billion, respectively, or 13% and 14%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $10.7 billion and $11.3 billion, respectively, or 9% and 10%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

4. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2024, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $5.1 billion and $4.0 billion as of December 31, 2024 and 2023, respectively.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity and RILA products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Bond Forwards and Reverse Treasury Locks

We use bond forwards and reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow and fair value hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2024			As of December 31, 2023
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$632	$2	$16	$485	$11	$47
Foreign currency contracts (1)	4,738	556	44	4,662	423	78
Total cash flow hedges	5,370	558	60	5,147	434	125
Fair value hedges:
Interest rate contracts (1)	435	8	16	450	1	39
Foreign currency contracts (1)	25	1	–	25	–	1
Total fair value hedges	460	9	16	475	1	40
Non-Qualifying Hedges
Interest rate contracts (1)	75,445	63	439	90,829	636	979
Foreign currency contracts (1)	348	30	2	306	11	6
Equity market contracts (1)	191,171	13,072	3,879	225,251	10,244	4,227
Credit contracts (1)	57	–	–	91	–	–
LPR ceded derivative (2)	–	190	–	–	206	–
Embedded derivatives:
Reinsurance-related (3)	–	728	–	–	493	–
RILA, fixed indexed annuity
and IUL contracts (4)	–	1,970	12,449	–	940	9,077
Total derivative instruments	$272,851	$16,620	$16,845	$322,099	$12,965	$14,454
(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4)    Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2024
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$7,601	$21,088	$24,060	$23,763	$–	$76,512
Foreign currency contracts (2)	191	1,226	1,782	1,870	42	5,111
Equity market contracts	148,580	30,818	9,693	8	2,072	191,171
Credit contracts	–	57	–	–	–	57
Total derivative instruments
with notional amounts	$156,372	$53,189	$35,535	$25,641	$2,114	$272,851

(1) As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 9, 2027.
(2) As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets / (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets / (Liabilities)
	As of December 31, 2024	As of December 31, 2023	As of December 31, 2024	As of December 31, 2023
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$484	$534	$7	$39

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$249	$301	$258
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	17	212	(336)
Foreign currency contracts	21	(50)	182
Change in foreign currency exchange rate adjustment	220	(169)	312
Income tax benefit (expense)	(54)	2	(34)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(3)	(1)	2
Foreign currency contracts (1)	59	54	62
Foreign currency contracts (2)	8	7	39
Income tax benefit (expense)	(13)	(13)	(22)
Balance as of end-of-year	$402	$249	$301

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$276	$5,088	$2,100
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(30)	–
Derivatives designated as hedging instruments	–	30	–
Foreign currency contracts:
Hedged items	–	(2)	–
Derivatives designated as hedging instruments	–	2	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	(3)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	8	59	–
Non-Qualifying Hedges
Interest rate contracts	(318)	–	–
Equity market contracts	5,248	–	–
LPR ceded derivative	–	–	16
Embedded derivatives:
Reinsurance-related	189	–	–
RILA, fixed indexed annuity and IUL contracts	(2,943)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(4,934)	$5,712	$5,044
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	7	54	–
Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$418	$5,274	$8,203
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(167)	–
Derivatives designated as hedging instruments	–	167
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	2	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	39	62	–
Non-Qualifying Hedges
Interest rate contracts	(2,113)	–	–
Foreign currency contracts	2	–	–
Equity market contracts	(2,075)	–	–
Commodity contracts	11	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	106
Embedded derivatives:
Reinsurance-related	1,259	–	–
RILA, fixed indexed annuity and IUL contracts	1,760	–	–

As of December 31, 2024, $65 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2024 and 2023, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2024 and 2023, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2024, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we and LLANY have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2024 or 2023.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2024		As of December 31, 2023
S&P Credit Rating of Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
AA-	$4,006	$(2)	$2,330	$(63)
A+	2,354	(89)	2,422	(125)
A	47	–	82	–
A-	632	–	273	–
Total cash collateral	$7,039	$(91)	$5,107	$(188)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$13,299	$2,698	$15,997
Gross amounts offset	(3,787)	–	(3,787)
Net amount of assets	9,512	2,698	12,210
Gross amounts not offset:
Cash collateral	(7,039)	–	(7,039)
Non-cash collateral (1)	(2,473)	–	(2,473)
Net amount	–	2,698	2,698

Financial Liabilities
Gross amount of recognized liabilities	608	12,449	13,057
Gross amounts offset	(432)	–	(432)
Net amount of liabilities	176	12,449	12,625
Gross amounts not offset:
Cash collateral	(91)	–	(91)
Non-cash collateral (2)	(85)	–	(85)
Net amount	$–	$12,449	$12,449

(1) Excludes excess non-cash collateral received of $791 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $29 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$10,714	$1,433	$12,147
Gross amounts offset	(4,409)	–	(4,409)
Net amount of assets	6,305	1,433	7,738
Gross amounts not offset:
Cash collateral	(5,107)	–	(5,107)
Non-cash collateral (1)	(1,198)	–	(1,198)
Net amount	–	1,433	1,433

Financial Liabilities
Gross amount of recognized liabilities	968	9,077	10,045
Gross amounts offset	(612)	–	(612)
Net amount of liabilities	356	9,077	9,433
Gross amounts not offset:
Cash collateral	(188)	–	(188)
Non-cash collateral (2)	(168)	–	(168)
Net amount	$–	$9,077	$9,077

(1) Excludes excess non-cash collateral received of $1.3 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of 81 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
DAC, VOBA and DSI
Variable Annuities	$4,104	$4,025
Fixed Annuities	423	456
Traditional Life	1,329	1,374
UL and Other	6,146	6,139
Group Protection	136	154
Retirement Plan Services	288	270
Total DAC, VOBA and DSI	$12,426	$12,418

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
DFEL
Variable Annuities	$293	$300
UL and Other (1)	6,406	5,579
Other Operations (2)	51	44
Total DFEL	$6,750	$5,923

(1) We reported $2.4 billion and $2.3 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $51 million and $44 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,868	$421	$1,332	$5,709	$154	$244
Business acquired (sold) through
reinsurance	–	–	–	(73)	(38)	–
Deferrals	454	44	107	420	134	21
Amortization	(363)	(72)	(145)	(302)	(114)	(19)
Balance as of end-of-year	$3,959	$393	$1,294	$5,754	$136	$246

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,880	$439	$1,286	$5,518	$141	$241
Deferrals	361	50	188	482	113	21
Amortization	(373)	(68)	(142)	(291)	(100)	(18)
Balance as of end-of-year	$3,868	$421	$1,332	$5,709	$154	$244

DAC amortization expense of $1.0 billion, $992 million and $969 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2024
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$15	$42	$402
Deferrals	–	–	2
Amortization	(2)	(7)	(38)
Balance as of end-of-year	$13	$35	$366

	For the Year Ended December 31, 2023
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$17	$50	$454
Business acquired (sold)
through reinsurance	–	–	(11)
Deferrals	–	–	2
Amortization	(2)	(8)	(43)
Balance as of end-of-year	$15	$42	$402

VOBA amortization expense of $47 million, $53 million and $59 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2024, was as follows:

2025	$37
2026	33
2027	29
2028	24
2029	21

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$157	$20	$28	$26
Deferrals	2	–	1	17
Amortization	(14)	(3)	(3)	(1)
Balance as of end-of-year	$145	$17	$26	$42

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$167	$23	$30	$17
Deferrals	5	–	–	10
Amortization	(15)	(3)	(2)	(1)
Balance as of end-of-year	$157	$20	$28	$26

DSI amortization expense of $21 million, $21 million and $23 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$300	$5,579	$310	$4,766
Deferrals	19	1,114	19	1,074
Amortization	(26)	(287)	(29)	(261)
Balance as of end-of-year	293	6,406	300	5,579
Less: reinsurance recoverables	–	2,436	–	2,252
Balance as of end-of-year, net of reinsurance	$293	$3,970	$300	$3,327

DFEL amortization of $313 million, $290 million and $259 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2024	2023	2022
Direct insurance premiums and fee income	$14,052	$13,661	$13,479
Reinsurance assumed	90	91	102
Reinsurance ceded (1)	(7,790)	(5,168)	(2,374)
Total insurance premiums and fee income	$6,352	$8,584	$11,207

Direct insurance benefits	$10,845	$10,178	$10,266
Reinsurance ceded (1)	(8,745)	(5,150)	(2,063)
Total benefits	$2,100	$5,028	$8,203

Direct market risk benefit (gain) loss	$(2,819)	$(2,309)	$(3,517)
Reinsurance ceded	1,881	1,174	3,814
Total market risk benefit (gain) loss	$(938)	$(1,135)	$296

Direct policyholder liability remeasurement (gain) loss	$35	$(234)	$3,284
Reinsurance ceded	(55)	67	(839)
Total policyholder liability remeasurement (gain) loss	$(20)	$(167)	$2,445

(1) Includes impacts related to the 2024 and fourth quarter 2023 reinsurance transactions.

We and LLANY cede insurance to other companies. The portion of our annuity and life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2024, the policy for our reinsurance program was to retain no more than $20 million on a single insured life, with the retention on most policies being significantly below that. As the amount we retain varies by policy, we reinsured 25 of the mortality risk on newly issued life insurance contracts in 2024.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Significant reinsurance agreements are discussed below.

LPINE

In 2024, we entered into a reinsurance agreement with Lincoln Pinehurst Reinsurance Company (Bermuda) Limited (“LPINE”), an affiliated reinsurer, to reinsure certain blocks of in-force group protection and fixed annuity products.

This agreement is structured as coinsurance with funds withheld. As significant insurance risk was transferred for the group protection block, amounts recoverable from LPINE were $3.7 billion as of December 31, 2024. We reported a deferred loss of $14 million as of December 31, 2024. Fixed annuities are not life-contingent and do not contain significant insurance risk; therefore, we reported deposit assets of $7.9 billion as of December 31, 2024. In this coinsurance with funds withheld reinsurance agreement, we as the ceding company withhold, and therefore retain, the assets backing the reserves and deposit assets.

We held investments with a carrying value of $11.5 billion in support of reserves associated with the LPINE transaction in a funds withheld arrangement as of December 31, 2024, which consisted of the following (in millions):

Fixed maturity AFS securities	$9,287
Mortgage loans on real estate	1,941
Derivative instruments	190
Accrued investment income	97
Total	$11,515

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. Effective October 1, 2023, we entered into an agreement with LNBAR that is structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $14.2 billion and $13.2 billion as of December 31, 2024 and 2023, respectively. We reported a deferred gain on the transaction of $4.1 billion and $4.2 billion as of December 31, 2024 and 2023, respectively. We amortized $159 million and $14 million of the deferred gain during 2024 and 2023, respectively. We held other investments and cash and invested cash with a carrying value of $1.4 billion and $871 million as of December 31, 2024 and 2023, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $12.2 billion and $13.0 billion as of December 31, 2024 and 2023, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Re, an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2024.

The agreement between us and Fortitude Re is structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.6 billion and $10.5 billion as of December 31, 2024 and 2023, respectively. We reported a deferred loss on the transaction of $2.6 billion and $2.7 billion as of December 31, 2024 and 2023, respectively. We amortized $90 million and $11 million of the deferred loss during 2024 and 2023, respectively. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we reported deposit assets for these contracts of $3.0 billion and $4.2 billion as of December 31, 2024 and 2023, respectively.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.9 billion and $5.0 billion as of December 31, 2024 and 2023, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.8 billion as of December 31, 2024 and 2023.

Commonwealth

Effective January 15, 2020, we entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to reinsure fixed annuity products, which resulted in a net deposit asset of $9.5 billion and $6.2 billion as of December 31, 2024 and 2023, respectively. Commonwealth has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $9.0 billion and $5.9 billion as of December 31, 2024 and 2023, respectively.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $8.4 billion and $9.1 billion as of December 31, 2024 and 2023, respectively. Protective has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $9.9 billion and $10.5 billion as of December 31, 2024 and 2023, respectively.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $2.1 billion and $2.7 billion as of December 31, 2024 and 2023, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2024	2023
Fixed maturity AFS securities	$142	$177
Trading securities	1,385	1,556
Equity securities	42	58
Mortgage loans on real estate	232	288
Derivative investments	46	43
Other investments	54	41
Cash and invested cash	147	582
Accrued investment income	18	23
Other assets	1	6
Total	$2,067	$2,774

The portfolio was supported by $61 million of over-collateralization and a $63 million LOC as of December 31, 2024. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $26 million, $33 million and $25 million of the gain during 2024, 2023 and 2022, respectively.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.3 billion and $1.6 billion as of December 31, 2024 and 2023, respectively. Swiss Re has funded a trust, with a balance of $617 million and $656 million as of December 31, 2024 and 2023, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $95 million and $76 million as of December 31, 2024 and 2023, respectively.

8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.
2024 and 2023 Analysis

As of October 1, 2024 and 2023, we performed our annual quantitative goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value.

2022 Analysis

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.
As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2024		As of December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$75	$100	$71
Group Protection:
VOCRA	576	175	576	145
VODA	31	15	31	12
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$265	$712	$228

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2024, was as follows:

2025	$37
2026	37
2027	37
2028	37
2029	35
Thereafter	259

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2024			As of December 31, 2023
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$4,737	$933	$(3,804)	$3,763	$1,583	$(2,180)
Fixed Annuities	78	110	32	96	128	32
Retirement Plan Services	45	3	(42)	35	5	(30)
Total MRBs	$4,860	$1,046	$(3,814)	$3,894	$1,716	$(2,178)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(2,180)	$32	$(30)	$(662)	$(45)	$(22)
Less: Effect of cumulative changes in
non-performance risk	(1,299)	(58)	(4)	(2,173)	(40)	(2)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(881)	90	(26)	1,511	(5)	(20)
Issuances	6	–	–	8	–	–
Attributed fees collected	1,520	31	8	1,497	32	6
Benefit payments	(34)	–	–	(64)	–	–
Effect of changes in interest rates	(1,918)	(70)	(18)	(110)	(24)	5
Effect of changes in equity markets	(2,277)	(16)	(8)	(3,167)	(12)	(13)
Effect of changes in equity index volatility	(88)	(5)	–	(593)	9	(3)
In-force updates and other changes in MRBs (1)	213	6	8	136	5	1
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	7	11	–	(33)	70	–
Effect of changes in other future expected
assumptions (2)	(199)	18	(6)	(66)	15	(2)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(3,651)	65	(42)	(881)	90	(26)
Effect of cumulative changes in
non-performance risk	(153)	(33)	–	(1,299)	(58)	(4)
Balance as of end-of-year	(3,804)	32	(42)	(2,180)	32	(30)
Less: ceded MRB assets (liabilities)	(2,736)	–	(13)	(870)	–	(5)
Balance as of end-of-year, net of reinsurance	$(1,068)	$32	$(29)	$(1,310)	$32	$(25)

Weighted-average age of policyholders (years)	73	70	63	72	68	63
Net amount at risk (3)	$1,962	$240	$3	$3,031	$203	$4

(1)    Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions. For the year ended December 31, 2024, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to policyholder GLB utilization assumptions. Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality and policyholder lapse behavior assumptions. For the year ended December 31, 2023, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder GLB utilization and lapse behavior assumptions. Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 14 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2024	2023
Mutual funds and collective investment trusts	$167,759	$157,578
Exchange-traded funds	336	350
Fixed maturity AFS securities	161	167
Cash and invested cash	12	25
Other investments	170	137
Total separate account assets	$168,438	$158,257

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$117,998	$113,356
UL and Other	28,841	25,150
Retirement Plan Services	21,541	19,699
Other Operations (1)	58	52
Total separate account liabilities	$168,438	$158,257

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($49 million and $46 million as of December 31, 2024 and December 31, 2023, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$113,356	$25,150	$19,699	$105,573	$20,920	$16,996
Gross deposits	4,765	1,483	2,302	2,982	1,630	2,222
Withdrawals	(14,074)	(477)	(3,378)	(10,177)	(313)	(2,527)
Policyholder assessments	(2,639)	(995)	(182)	(2,510)	(964)	(163)
Change in market performance	15,548	3,876	3,072	16,870	3,973	3,221
Net transfers from (to) general account	1,042	(196)	28	618	(96)	(50)
Balance as of end-of-year	$117,998	$28,841	$21,541	$113,356	$25,150	$19,699

Cash surrender value	$116,612	$26,435	$21,526	$111,928	$22,760	$19,684

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$35,267	$29,141
Fixed Annuities	25,941	25,330
UL and Other	36,242	36,784
Retirement Plan Services	23,619	23,784
Other (1)	4,749	5,277
Total policyholder account balances	$125,818	$120,316

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($4.4 billion and $4.9 billion as of December 31, 2024 and December 31, 2023, respectively) that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$29,141	$25,330	$36,784	$23,784
Gross deposits	4,756	4,226	3,605	3,407
Withdrawals	(1,321)	(4,825)	(1,438)	(4,495)
Policyholder assessments	(1)	(61)	(4,480)	(14)
Net transfers from (to) separate account	(477)	–	196	251
Interest credited	695	802	1,459	686
Change in fair value of embedded derivative
instruments and other	2,474	469	116	–
Balance as of end-of-year	$35,267	$25,941	$36,242	$23,619

Weighted-average crediting rate	2.1%	3.1%	4.0%	2.9%
Net amount at risk (1)(2)	$1,962	$240	$295,984	$3
Cash surrender value	34,018	24,845	31,992	23,586

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$22,184	$23,338	$37,258	$25,138
Gross deposits	4,709	5,130	3,739	2,776
Withdrawals	(742)	(3,926)	(1,430)	(4,494)
Policyholder assessments	(1)	(56)	(4,464)	(14)
Net transfers from (to) separate account	(427)	–	97	(295)
Interest credited	548	642	1,463	673
Change in fair value of embedded derivative
instruments and other	2,870	202	121	–
Balance as of end-of-year	$29,141	$25,330	$36,784	$23,784

Weighted-average crediting rate	2.1%	2.7%	4.0%	2.7%
Net amount at risk (1)(2)	$3,031	$203	$300,994	$4
Cash surrender value	27,975	24,324	32,585	23,765

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	3	–	–	–	7	10
2.01% - 3.00%	511	–	–	–	–	511
3.01% - 4.00%	1,231	–	–	–	–	1,231
4.01% and above	8	–	–	–	–	8
Other (1)	–	–	–	–	–	33,507
Total	$1,753	$–	$–	$–	$7	$35,267

Fixed Annuities
Up to 1.00%	$298	$801	$540	$255	$2,319	$4,213
1.01% - 2.00%	235	174	150	218	4,728	5,505
2.01% - 3.00%	1,570	27	1	2	37	1,637
3.01% - 4.00%	1,518	–	–	–	–	1,518
4.01% and above	170	–	–	–	–	170
Other (1)	–	–	–	–	–	12,898
Total	$3,791	$1,002	$691	$475	$7,084	$25,941

UL and Other
Up to 1.00%	$264	$–	$226	$122	$486	$1,098
1.01% - 2.00%	543	–	–	–	2,974	3,517
2.01% - 3.00%	6,600	10	151	–	–	6,761
3.01% - 4.00%	14,725	–	1	–	–	14,726
4.01% and above	3,564	–	–	–	–	3,564
Other (1)	–	–	–	–	–	6,576
Total	$25,696	$10	$378	$122	$3,460	$36,242

Retirement Plan Services
Up to 1.00%	$524	$305	$735	$3,332	$5,551	$10,447
1.01% - 2.00%	470	1,001	1,890	942	588	4,891
2.01% - 3.00%	2,195	28	85	1	–	2,309
3.01% - 4.00%	4,272	111	8	12	–	4,403
4.01% and above	1,569	–	–	–	–	1,569
Total	$9,030	$1,445	$2,718	$4,287	$6,139	$23,619

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	7	12
2.01% - 3.00%	576	–	–	–	–	576
3.01% - 4.00%	1,370	–	–	–	–	1,370
4.01% and above	10	–	–	–	–	10
Other (1)	–	–	–	–	–	27,173
Total	$1,961	$–	$–	$–	$7	$29,141

Fixed Annuities
Up to 1.00%	$696	$511	$546	$505	$2,429	$4,687
1.01% - 2.00%	426	97	235	527	3,081	4,366
2.01% - 3.00%	1,805	35	6	–	18	1,864
3.01% - 4.00%	903	–	–	–	–	903
4.01% and above	180	–	–	–	–	180
Other (1)	–	–	–	–	–	13,330
Total	$4,010	$643	$787	$1,032	$5,528	$25,330

UL and Other
Up to 1.00%	$275	$–	$195	$121	$352	$943
1.01% - 2.00%	557	–	–	–	3,125	3,682
2.01% - 3.00%	6,925	11	148	–	–	7,084
3.01% - 4.00%	15,202	–	1	–	–	15,203
4.01% and above	3,730	–	–	–	–	3,730
Other (1)	–	–	–	–	–	6,142
Total	$26,689	$11	$344	$121	$3,477	$36,784

Retirement Plan Services
Up to 1.00%	$452	$569	$744	$4,904	$2,979	$9,648
1.01% - 2.00%	550	2,065	1,575	832	–	5,022
2.01% - 3.00%	2,492	–	–	–	–	2,492
3.01% - 4.00%	5,012	–	–	–	–	5,012
4.01% and above	1,610	–	–	–	–	1,610
Total	$10,116	$2,634	$2,319	$5,736	$2,979	$23,784

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Payout Annuities (1)	$2,008	$2,084
Traditional Life (1)	3,504	3,553
Group Protection (2)	5,628	5,689
UL and Other (3)	16,663	15,752
Other Operations (4)	8,958	9,753
Other (5)	3,241	3,343
Total future contract benefits	$40,002	$40,174

(1) See LFPB below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.4 billion and $5.6 billion as of December 31, 2024 and 2023, respectively) and Swiss Re ($1.7 billion and $2.1 billion as of December 31, 2024 and 2023, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2024		As of or For the Year Ended December 31, 2023
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$6,084	$–	$5,896
Less: Effect of cumulative changes in discount
rate assumptions	–	(152)	–	(584)
Beginning balance at original discount rate	–	6,236	–	6,480
Effect of changes in cash flow assumptions	–	(3)	–	(5)
Effect of actual variances from expected experience	–	(45)	–	(275)
Adjusted balance as of beginning-of-year	–	6,188	–	6,200
Issuances	–	361	–	580
Interest accrual	–	245	–	236
Net premiums collected	–	(766)	–	(784)
Flooring impact of LFPB	–	–	–	4
Ending balance at original discount rate	–	6,028	–	6,236
Effect of cumulative changes in discount rate assumptions	–	(277)	–	(152)
Balance as of end-of-year	$–	$5,751	$–	$6,084

Present Value of Expected LFPB
Balance as of beginning-of-year	$2,084	$9,637	$2,003	$9,086
Less: Effect of cumulative changes in discount
rate assumptions	(187)	(202)	(263)	(793)
Beginning balance at original discount rate (1)	2,271	9,839	2,266	9,879
Effect of changes in cash flow assumptions	–	(105)	–	(21)
Effect of actual variances from expected experience	3	(68)	1	(305)
Adjusted balance as of beginning-of-year	2,274	9,666	2,267	9,553
Issuances	102	361	109	580
Interest accrual	87	380	86	364
Benefit payments	(204)	(706)	(191)	(658)
Ending balance at original discount rate (1)	2,259	9,701	2,271	9,839
Effect of cumulative changes in discount rate assumptions	(251)	(446)	(187)	(202)
Balance as of end-of-year	$2,008	$9,255	$2,084	$9,637

Net balance as of end-of-year	$2,008	$3,504	$2,084	$3,553
Less: reinsurance recoverables	1,488	217	1,627	255
Net balance as of end-of-year, net of reinsurance	$520	$3,287	$457	$3,298

Weighted-average duration of future policyholder
benefit liability (years)	9	9	9	10

(1) Includes deferred profit liability within Payout Annuities of $62 million, $56 million and $38 million as of December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

For the year ended December 31, 2024, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder behavior assumptions. For the year ended December 31, 2024, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2023, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review. For the year ended December 31, 2023, Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder lapse behavior assumptions. For the year ended December 31, 2023, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,427	2,008	3,481	2,084
Traditional Life
Expected future gross premiums	13,498	9,075	13,406	9,341
Expected future benefit payments (1)	13,857	9,255	13,404	9,637

(1) We refined the process for calculating undiscounted expected future benefit payments during 2024, which, if applied to 2023, would increase the prior year reported number by $697 million.

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Payout Annuities
Gross premiums	$108	$116	$133
Interest accretion	87	86	84
Traditional Life
Gross premiums	1,189	1,183	1,136
Interest accretion	135	128	117
The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Payout Annuities
Interest accretion rate	4.0%	3.9%
Current discount rate	5.4%	4.9%
Traditional Life
Interest accretion rate	4.9%	5.0%
Current discount rate	5.1%	4.7%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$5,689	$5,462
Less: Effect of cumulative changes in discount
rate assumptions	(490)	(597)
Beginning balance at original discount rate	6,179	6,059
Effect of changes in cash flow assumptions	(2)	(27)
Effect of actual variances from expected
experience	(345)	(261)
Adjusted beginning-of-year balance	5,832	5,771
New incidence	1,641	1,702
Interest	181	159
Benefit payments	(1,476)	(1,453)
Ending balance at original discount rate	6,178	6,179
Effect of cumulative changes in discount
rate assumptions	(550)	(490)
Balance as of end-of-year	5,628	5,689
Less: reinsurance recoverables (1)	3,771	123
Balance as of end-of-year, net of reinsurance	$1,857	$5,566

Weighted-average duration of liability for future
claims (years)	5	5

(1) Increase in reinsurance recoverables driven by the 2024 reinsurance transaction. See Note 7 for additional information.

For the year ended December 31, 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review. For the year ended December 31, 2024, we experienced more favorable reported incidence and claim terminations than assumed.

For the year ended December 31, 2023, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to long-term disability and life waiver claim termination rate assumptions, partially offset by unfavorable impacts from updates to long-term disability social security offset assumptions. For the year ended December 31, 2023, we experienced more favorable reported incidence and claim terminations than assumed.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,368	$5,628	$7,250	$5,689

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Group Protection
Gross premiums	$3,563	$3,549	$3,393
Interest accretion	181	159	141

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Group Protection
Interest accretion rate	3.3%	3.0%
Current discount rate	5.1%	4.7%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$15,752	$14,777
Less: Effect of cumulative changes in shadow
balance in AOCI	(853)	(905)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	16,605	15,682
Effect of changes in cash flow assumptions	207	165
Effect of actual variances from expected
experience	288	(77)
Adjusted beginning-of-year balance	17,100	15,770
Interest accrual	841	765
Net assessments collected	1,288	658
Benefit payments	(1,051)	(588)
Balance as of end-of-year, excluding
shadow balance in AOCI	18,178	16,605
Effect of cumulative changes in shadow
balance in AOCI	(1,515)	(853)
Balance as of end-of-year	16,663	15,752
Less: reinsurance recoverables	10,748	9,505
Balance as of end-of-year, net of reinsurance	$5,915	$6,247

Weighted-average duration of additional liabilities
for other insurance benefits (years)	16	17

For the year ended December 31, 2024, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review for updates to policyholder behavior and mortality assumptions that were partially offset by updates to capital market assumptions. For the year ended December 31, 2024, we had unfavorable actual mortality experience compared to expected on reinsured and retained business.

For the year ended December 31, 2023, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder lapse behavior assumptions, partially offset by a favorable impact from updates to interest rate assumptions. For the year ended December 31, 2023, we did not have any significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
UL and Other
Gross assessments	$3,093	$1,221	$2,818
Interest accretion	841	765	626

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
UL and Other
Interest accretion rate	5.4%	5.3%

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2024	2023
Short-Term Debt
Current maturities of long-term debt (1)	$–	$50
Short-term debt (2)	24	790
Total short-term debt	$24	$840

Long-Term Debt, Excluding Current Portion
6.03% surplus note, due 2028 (1)(3)	$750	$750
6.56% surplus note, due 2028 (1)(3)	500	500
SOFR + 111 bps surplus note, due 2028 (1)(4)	71	71
SOFR + 226 bps surplus note, due 2028 (5)	522	544
SOFR + 200 bps surplus note, due 2035 (1)(4)	30	30
SOFR + 155 bps surplus note, due 2037 (1)(4)	25	25
4.20% surplus note, due 2037 (1)(4)	50	50
SOFR + 100 bps surplus note, due 2037 (1)(4)	154	154
4.225% surplus note, due 2037 (1)(4)	28	28
4.00% surplus note, due 2037 (1)(4)	30	30
4.50% surplus note, due 2038 (1)(4)	13	13
Total long-term debt	$2,173	$2,195

(1) Surplus note issued to LNC.
(2) The short-term debt represents short-term notes payable to LNC related to the cash management agreement.
(3) Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds the surplus as of the date of note issuance, and subject to approval by the Commissioner.
(4) Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.
(5) Surplus note issued to a wholly owned subsidiary of LNC.

Effective July 1, 2023, we transitioned from LIBOR to Secured Overnight Financing Rate (“SOFR”) as the reference rate for our variable-rate debt.

Future principal payments due on long-term debt (in millions) as of December 31, 2024, were as follows:

2025	$–
2026	–
2027	–
2028	1,843
2029	–
Thereafter	330
Total	$2,173

Credit Facilities

Credit facilities, which allow for borrowing or issuances of LOCs, (in millions) were as follows:

		As of December 31, 2024
	Expiration Date	Maximum Available	LOCs Issued
Credit Facilities
Five-year revolving credit facility (1)	December 21, 2028	$2,000	$250
LOC facility (2)	August 26, 2031	965	895
LOC facility (2)	October 1, 2031	827	827
Total		$3,792	$1,972

(1) LOCs issued represents LOCs issued by LNC and its subsidiaries. LNL and its subsidiaries had 3 million of LOCs issued as of December 31, 2024. The LOCs of which LNL and its subsidiaries are the beneficiary aggregated to $236 million as of December 31, 2024.
(2) Our wholly owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements where LNL is the beneficiary.

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2024, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2024, we were in compliance with all such covenants.

14. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$54,808	$7,025	$61,833
U.S. government bonds	370	20	–	390
State and municipal bonds	–	2,148	–	2,148
Foreign government bonds	–	233	–	233
RMBS	–	1,691	12	1,703
CMBS	–	1,575	8	1,583
ABS	–	11,670	2,099	13,769
Hybrid and redeemable preferred securities	47	122	72	241
Trading securities	–	1,740	265	2,005
Equity securities	–	260	34	294
Mortgage loans on real estate	–	–	232	232
Derivative investments (1)	–	13,728	3	13,731
Other investments – short-term investments	–	369	23	392
MRB assets	–	–	4,860	4,860
Other assets:
Ceded MRBs	–	–	14	14
Indexed annuity ceded embedded derivatives	–	–	1,970	1,970
LPR ceded derivative	–	–	190	190
Separate account assets	391	168,047	–	168,438
Total assets	$808	$256,411	$16,807	$274,026

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(12,449)	$(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	787	(59)	728
MRB liabilities	–	–	(1,046)	(1,046)
Other liabilities:
Ceded MRBs	–	–	(2,763)	(2,763)
Derivative liabilities (1)	–	(4,256)	(139)	(4,395)
Total liabilities	$–	$(3,469)	$(16,456)	$(19,925)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$57,397	$6,469	$63,866
U.S. government bonds	373	20	–	393
State and municipal bonds	–	2,537	5	2,542
Foreign government bonds	–	278	–	278
RMBS	–	1,589	13	1,602
CMBS	–	1,336	8	1,344
ABS	–	10,559	1,484	12,043
Hybrid and redeemable preferred securities	46	138	48	232
Trading securities	–	2,037	284	2,321
Equity securities	1	263	42	306
Mortgage loans on real estate	–	–	288	288
Derivative investments (1)	–	10,705	622	11,327
Other investments – short-term investments	–	233	–	233
MRB assets	–	–	3,894	3,894
Other assets:
Ceded MRBs	–	–	274	274
Indexed annuity ceded embedded derivatives	–	–	940	940
LPR ceded derivative	–	–	206	206
Separate account assets	402	157,855	–	158,257
Total assets	$822	$244,947	$14,577	$260,346

Liabilities
Policyholder account balances – RILA,
fixed annuity and IUL contracts	$–	$–	$(9,077)	$(9,077)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	493	–	493
MRB liabilities	–	–	(1,716)	(1,716)
Other liabilities:
Ceded MRBs	–	–	(1,149)	(1,149)
Derivative liabilities (1)	–	(4,792)	(586)	(5,378)
Total liabilities	$–	$(4,299)	$(12,528)	$(16,827)

(1) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,469	$(3)	$(9)	$702	$(134)	$7,025
State and municipal bonds	5	–	–	–	(5)	–
RMBS	13	–	(2)	6	(5)	12
CMBS	8	–	–	28	(28)	8
ABS	1,484	2	24	1,037	(448)	2,099
Hybrid and redeemable preferred
securities	48	–	3	12	9	72
Trading securities	284	1	–	(20)	–	265
Equity securities	42	(4)	–	–	(4)	34
Mortgage loans on real estate	288	9	1	(66)	–	232
Other investments	–	–	–	13	10	23
Other assets:
Ceded MRBs (3)	274	(260)	–	–	–	14
Indexed annuity ceded embedded
derivatives (4)	940	227	–	803	–	1,970
LPR ceded derivative (5)	206	(16)	–	–	–	190
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(9,077)	(3,059)	–	(313)	–	(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	–	(59)	–	–	–	(59)
Other liabilities:
Ceded MRBs (3)	(1,149)	(1,614)	–	–	–	(2,763)
Derivative liabilities	36	(124)	–	3	(51)	(136)
Total, net	$(129)	$(4,900)	$17	$2,205	$(656)	$(3,463)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,186	$(17)	$28	$1,284	$(12)	$6,469
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	7	13
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(375)	1,484
Hybrid and redeemable preferred
securities	49	–	(2)	(2)	3	48
Trading securities	581	17	–	(313)	(1)	284
Equity securities	153	(19)	–	(98)	6	42
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
Total, net	$3,859	$(4,405)	$44	$702	$(329)	$(129)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	–	–	(1)	–	36	35
Foreign government bonds	41	–	(6)	(30)	(5)	–
RMBS	3	–	1	21	(24)	1
CMBS	–	–	–	17	(17)	–
ABS	870	–	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	–	(152)	(15)	581
Equity securities	91	52	–	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	–	487
Derivative investments	21	2	(6)	–	(15)	2
Other assets:
Ceded MRBs (3)	4,114	(3,574)	–	–	–	540
Indexed annuity ceded embedded
derivatives (4)	528	(215)	–	212	–	525
LPR ceded derivative (5)	318	(106)	–	–	–	212
Liabilities
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(6,131)	1,975	–	(627)	–	(4,783)
Other liabilities – ceded MRBs (3)	(17)	(229)	–	–	–	(246)
Total, net	$10,296	$(2,198)	$(1,693)	$495	$(3,041)	$3,859
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,649	$(365)	$(2)	$(579)	$(1)	$702
RMBS	6	–	–	–	–	6
CMBS	28	–	–	–	–	28
ABS	1,495	(82)	–	(319)	(57)	1,037
Hybrid and redeemable preferred
securities	16	–	–	–	(4)	12
Trading securities	5	(2)	–	(23)	–	(20)
Equity securities	1	(1)	–	–	–	–
Mortgage loans on real estate	1	(31)	(29)	(7)	–	(66)
Other investments	16	–	(3)	–	–	13
Other assets – indexed annuity ceded
embedded derivatives	134	–	–	669	–	803
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,137)	–	–	824	–	(313)
Other liabilities – derivative liabilities	4	–	(1)	–	–	3
Total, net	$2,218	$(481)	$(35)	$565	$(62)	$2,205

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,035	$(334)	$(34)	$(372)	$(11)	$1,284
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)
Total, net	$2,327	$(696)	$(37)	$(873)	$(19)	$702

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	–	–	(30)	–	–	(30)
RMBS	21	–	–	–	–	21
CMBS	17	–	–	–	–	17
ABS	918	–	–	(235)	(7)	676
Hybrid and redeemable preferred
securities	–	–	–	–	(12)	(12)
Trading securities	287	(229)	–	(210)	–	(152)
Equity securities	34	(9)	–	–	–	25
Mortgage loans on real estate	15	–	–	(242)	–	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	–	–	88	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(710)	–	–	83	–	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Trading securities (1)	$–	$8	$(81)
Equity securities (1)	(2)	(16)	54
Mortgage loans on real estate (1)	–	(8)	(20)
Derivative investments (1)	(121)	1	2
MRBs (2)	904	1,071	(359)
Other assets – LPR ceded derivative (3)	(16)	(6)	(106)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (1)	(59)	–	–
Embedded derivatives - indexed annuity
and IUL contracts (1)	1,061	(20)	(95)
Total, net	$1,767	$1,030	$(605)
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(30)	$7	$(1,553)
State and municipal bonds	–	3	(1)
Foreign government bonds	–	–	(7)
ABS	(3)	3	(115)
Hybrid and redeemable preferred
securities	2	(1)	(21)
Mortgage loans on real estate	2	4	(5)
Total, net	$(29)	$16	$(1,702)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$19	$(153)	$(134)
State and municipal bonds	–	(5)	(5)
RMBS	–	(5)	(5)
CMBS	–	(28)	(28)
ABS	49	(497)	(448)
Hybrid and redeemable preferred securities	9	–	9
Equity securities	–	(4)	(4)
Other investments	10	–	10
Other liabilities – derivative liabilities	–	(51)	(51)
Total, net	$87	$(743)	$(656)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$194	$(206)	$(12)
RMBS	12	(5)	7
CMBS	12	–	12
ABS	2	(377)	(375)
Hybrid and redeemable preferred securities	16	(13)	3
Trading securities	6	(7)	(1)
Equity securities	6	–	6
Derivative investments	31	–	31
Total, net	$279	$(608)	$(329)

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	–	36
Foreign government bonds	–	(5)	(5)
RMBS	–	(24)	(24)
CMBS	–	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	–	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	–	(15)	(15)
Derivative investments	–	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2024, 2023 and 2022, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. This updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$185	Discounted cash flow	Liquidity/duration adjustment (2)	0%	–	3.1%	1.7%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	–	1.9%	1.9%
ABS	10	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	–	1.3%	1.3%
Hybrid and redeemable
preferred securities	19	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.9%	1.8%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,860
Other assets:
Ceded MRBs	14	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	92%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	14.50%
Indexed annuity
ceded embedded
derivatives	1,970	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	190	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.40%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(12,402)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,046)
Other liabilities – ceded
MRBs	(2,763)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	92%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	14.50%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$183	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	3.7%	2.1%
State and municipal
bonds	5	Discounted cash flow	Liquidity/duration adjustment (2)	0.9%	–	2.2%	2.1%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	2.3%	–	2.3%	2.3%
ABS	12	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.8%	1.8%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.5%	1.5%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	3,894
Other assets:
Ceded MRBs	274	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%
Indexed annuity
ceded embedded
derivatives	940	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	206	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(9,013)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,716)
Other liabilities – ceded
MRBs	(1,149)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%

(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.

(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

The embedded derivative liability associated with Fortitude Re was excluded from the above table. As discussed in Note 7, this embedded derivative liability was created through a coinsurance with funds withheld reinsurance agreement where the investments supporting the reinsurance agreement were withheld and continue to be reported on the Consolidated Balance Sheets. This reinsurance-related embedded derivative is valued as a total return swap with reference to the fair value of the investments held by us. Accordingly, the unobservable inputs utilized in the valuation of the reinsurance-related embedded derivative are a component of the investments supporting the reinsurance agreement that are reported on the Consolidated Balance Sheets.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

	As of December 31,
	2024	2023
Fair value	$232	$288
Aggregate contractual principal	263	326

For information on current and past due composition and accruing status for loans where we have elected the fair value option, see Note 3.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$19,523	$–	$19,523	$20,940
Other investments	–	1,061	5,211	6,272	6,272
Policy loans	–	2,465	–	2,465	2,465
Cash and invested cash	–	4,505	–	4,505	4,505

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(29,689)	$(29,689)	$(39,137)
Short-term debt	–	(24)	–	(24)	(24)
Long-term debt	–	(2,164)	–	(2,164)	(2,173)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(27,538)	(27,538)	(27,538)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$17,330	$–	$17,330	$18,873
Other investments	–	634	4,123	4,757	4,757
Policy loans	–	2,463	–	2,463	2,463
Cash and invested cash	–	3,193	–	3,193	3,193

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(30,641)	$(30,641)	$(38,724)
Short-term debt	–	(841)	–	(841)	(840)
Long-term debt	–	(2,125)	–	(2,125)	(2,195)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(14,121)	(14,121)	(14,121)
The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, LTV, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Policyholder Account Balances and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

15. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants, and we participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We also sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents, and we participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. These retirement plans are not material to the Company’s results of operations, financial condition or cash flows for the three years ended December 31, 2024.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $110 million, $114 million and $99 million, for the years ended December 31, 2024, 2023 and 2022, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $39 million, $22 million and $12 million for the years ended December 31, 2024, 2023 and 2022, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2024	2023
Total liabilities (1)	$769	$695
Investments dedicated to fund liabilities (2)	258	233

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

16. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Stock options	$5	$7	$6
Performance shares	7	12	9
RSUs	49	40	33
Total	$61	$59	$48

Recognized tax benefit	$10	$9	$11

17. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, tax authorities and other regulatory bodies regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, securities laws, tax laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2024.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2024, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $150 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a provisional settlement agreement that encompasses policies that are at issue in this case, which also includes all policies at issue in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). As of December 31, 2024, the total provisional settlement amount of $147.5 million, pre-tax, remains accrued.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, No. 17-cv-02592-GJP (E.D. Pa.) filed on February 1, 2017; Conestoga Trust, et al, v. Lincoln National Corp., et al., No. 18-cv-02379-GJP (E.D. Pa.), filed on June 6, 2018; Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, No. 2:23-cv-2251-GJP (E.D. Pa.), filed on April 20, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on June 12, 2023); and Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, No. 2:24-cv-00053-GJP, filed on November 17, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on January 4, 2024) are consolidated civil actions pending in the Eastern District of Pennsylvania. In each case other than Crayne, plaintiffs purport to own universal life insurance policies or interests in universal life insurance policies originally issued by Jefferson-Pilot (now LNL). In Crayne, plaintiffs purport to own litigation claims concerning universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs in each case allege that LNL (or, in LSH Co. (discussed further below) and Conestoga, LNL and LNC) breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 (or, in Brighton Trustees and LSH Co., in 2016 and 2017). We are vigorously defending these consolidated matters. LSH CO, et al. v. Lincoln National Corp., et al., No. 18-cv-05529-GJP (E.D. Pa.), filed on December 21, 2018, was previously consolidated with the above civil actions. On February 8, 2025, we entered into an agreement with the plaintiffs in LSH Co. in full and final settlement of this matter and this matter is now concluded.

Wells Fargo Bank, N.A, solely in its capacity as securities intermediary v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 25-cv-00152-GJP (E.D. Pa.), is a civil action initially filed on December 4, 2024, in the U.S. District Court for the Northern District of Indiana. On January 9, 2025, this case was transferred to the Eastern District of Pennsylvania. Plaintiff, purporting to act solely in its capacity as securities intermediary for the beneficial owner of universal life insurance policies originally issued by Jefferson-Pilot (now LNL), alleges, among other things, that LNL breached the terms of Plaintiff’s contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 and 2017. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. On August 8, 2024, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision dismissing the case. Plaintiff’s November 6, 2024, deadline by which to file a petition for a writ of certiorari to the Supreme Court has passed. As a result, with the affirmation of the decision dismissing the case, this matter is now concluded.

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Kelly Grink v. Virtua Health and Lincoln National Corporation et al., No. 1:24-cv-09919, is a putative class action filed on October 18, 2024, in the U.S. District Court for the District of New Jersey. On March 7, 2025, Plaintiffs filed an amended complaint which, inter alia, added an additional named plaintiff (Steven Molnar) and additional named defendants, including Lincoln Retirement Services Company, LLC, and [The] Lincoln National Life Insurance Company. Plaintiffs Kelly Grink, Diane Trump and Steven Molnar are participants in Virtua Health’s defined contribution plans. Plaintiffs seek to represent all current and former participants or beneficiaries of Virtua’s 401(k) savings plan and 403(b) retirement program (together, the “Plans”) who invested in the Plans’ fixed annuity option in the six years prior to the filing of this lawsuit. Lincoln offers a fixed annuity investment option to plan participants through its group annuity contract with the Plans. Lincoln also provides recordkeeping and administration services to the Plans. Plaintiffs allege that the Virtua defendants acted in breach of their fiduciary duty including by maintaining the Plans’ investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior alternatives at substantially lower cost. Plaintiffs allege that the Lincoln defendants were at all relevant times fiduciaries to the Plans and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants including the disgorgement of any profits they received as a result of the alleged breaches of fiduciary duty, together with plaintiffs’ attorney’s fees and costs, prejudgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. We are vigorously defending this matter.

Tax Assessment Proceeding

Lincoln National Life Insurance Company v. Township of Radnor, pending in the Court of Common Pleas of Delaware County, Pennsylvania Civil Division, No. 2022-001894, is a de novo appeal filed by LNL on March 21, 2022, regarding a September 30, 2021, Notice of Tax

Assessment issued by the Township of Radnor to LNL for additional business privilege tax (“BPT”) for the years 2014-2019/2020 estimate. The assessment was based on an audit undertaken by a third-party auditor and consultant to the Township of Radnor, following a periodic business review of LNL undertaken by the same individual in 2018. The assessment is comprised of taxes, interest and penalties for the period in question. LNL filed a motion for summary judgment, that was denied by the court. The trial of this matter was held in the fourth quarter of 2024. The court’s ruling remains pending. We are vigorously defending this matter.

Reinsurance Disputes

Certain reinsurers have in the past sought, and may in the future seek, rate increases on certain yearly renewable term agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have in the past initiated, and may in the future initiate, legal proceedings against us.

State Guaranty Fund Assessments

State guaranty associations levy assessments on insurance companies doing business within their jurisdictions to cover policyholder losses from insolvent or impaired insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life & Health Insurance Guaranty Associations and the amount of premiums written in each state. We reported the undiscounted expected state guaranty fund assessment liability within other liabilities on the Consolidated Balance Sheets of $59 million and $28 million as of December 31, 2024 and 2023, respectively. The actual amount of assessments levied against us in connection with insurance company insolvencies may vary from this estimate. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. In addition, we reported the related receivable for expected future state premium tax recoveries within other assets on the Consolidated Balance Sheets of $96 million and $29 million as of December 31, 2024 and 2023, respectively. Premium tax recoveries are expected to be realized based on regulations set forth by the various state taxing authorities. The balance sheet position as of December 31, 2024 and 2023, nets to recoveries of $37 million and $1 million, respectively.

Commitments

Operating Leases

As of December 31, 2024 and 2023, we had operating lease ROU assets of $49 million and $80 million, respectively, and associated lease liabilities of $49 million and $89 million, respectively. The weighted-average discount rate was 3.8% and 3.7%, respectively, and the weighted-average remaining lease term was four years as of December 31, 2024 and 2023. Operating lease expense for the years ended December 31, 2024, 2023 and 2022, was $35 million, $41 million and $45 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to operating leases:

	For the Years Ended December 31,
	2024	2023	2022
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease
liabilities	$31	$41	$47

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations	$2	$–	$6

Our future minimum lease payments (in millions) for operating leases as of December 31, 2024, were as follows:

2025	$18
2026	16
2027	12
2028	8
2029	5
Thereafter	2
Total future minimum lease payments	61
Less: Amount representing interest	12
Present value of minimum lease payments	$49

As of December 31, 2024, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2024 and 2023, we had $511 million and $595 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2024, were as follows:

2025	$174
2026	226
2027	130
2028	21
2029	12
Thereafter	8
Total future minimum lease payments	571
Less: Amount representing interest	60
Present value of minimum lease payments	$511

Vulnerability from Concentrations

As of December 31, 2024, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 3 and 7, respectively.

18. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$(3,532)	$(8,526)	$9,153
Unrealized holding gains (losses) arising during the year	(1,294)	2,122	(24,475)
Change in foreign currency exchange rate adjustment	(219)	178	(321)
Change in future contract benefits and policyholder account balances, net of reinsurance	1,189	638	2,292
Income tax benefit (expense)	64	(650)	4,815
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(173)	(3,425)	(13)
Income tax benefit (expense)	36	719	3
Balance as of end-of-year	$(3,655)	$(3,532)	$(8,526)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$249	$301	$258
Unrealized holding gains (losses) arising during the year	38	162	(154)
Change in foreign currency exchange rate adjustment	220	(169)	312
Income tax benefit (expense)	(54)	2	(34)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	64	60	103
Income tax benefit (expense)	(13)	(13)	(22)
Balance as of end-of-year	$402	$249	$301
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$1,069	$1,739	$1,951
Adjustment arising during the year	(1,175)	(854)	(267)
Income tax benefit (expense)	251	184	55
Balance as of end-of-year	$145	$1,069	$1,739
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$645	$790	$(1,101)
Adjustment arising during the year	189	(187)	2,406
Income tax benefit (expense)	(39)	42	(515)
Balance as of end-of-year	$795	$645	$790
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(16)	$(17)	$(11)
Adjustment arising during the year	(1)	1	(6)
Balance as of end-of-year	$(17)	$(16)	$(17)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(182)	$(4,014)	$(13)	Realized gain (loss)
Associated change in future contract benefits	9	589	–	Benefits
Reclassification before income
tax benefit (expense)	(173)	(3,425)	(13)	Income (loss) before taxes
Income tax benefit (expense)	36	719	3	Federal income tax expense (benefit)
Reclassification, net of income tax	$(137)	$(2,706)	$(10)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$(3)	$(1)	$2	Net investment income
Foreign currency contracts	59	54	62	Net investment income
Foreign currency contracts	8	7	39	Realized gain (loss)
Reclassifications before income
tax benefit (expense)	64	60	103	Income (loss) before taxes
Income tax benefit (expense)	(13)	(13)	(22)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$51	$47	$81	Net income (loss)
19. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. The accounting policies of the business segments and Other Operations are the same as those described in Note 1. Our business segments and Other Operations reflect the manner by which our CODM views and manages the business. Our CODM is the President. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth for its clients by providing life insurance products, including term insurance, both single (including UL, corporate-owned UL and bank-owned UL) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies. We have in-force blocks of UL and VUL products with lifetime secondary guarantees, but we no longer offer new sales of UL and VUL products with lifetime guarantees.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes the financial results for operations that are not directly related to our business segments and primarily consists of: investments related to our excess capital; corporate investments; interest expense associated with debt; expenses associated with corporate strategic initiatives; expenses associated with benefit plans; the results of certain disability income business; and our run-off Institutional Pension business in the form of group annuity contracts.

Income (loss) from operations is the internal measure used by our CODM that explains the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends by excluding items that are unpredictable and not necessarily indicative of current operating fundamentals or future performance, and, in many instances, decisions regarding these adjustments do not necessarily relate to the operations of the individual business segments. Income (loss) from operations is used by our CODM to evaluate financial performance, to assess the budgeting and forecasting process and to determine future resource allocation. In the third quarter of 2024, we revised our definition of income (loss) from operations to exclude the impact of certain additional items that are not indicative of the ongoing operations of the business and may obscure trends in the underlying performance of the Company. The presentation of prior period income (loss) from operations was recast for such third quarter 2024 revisions to conform to the current period presentation.

Income (loss) from operations is GAAP net income excluding the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
•Income (loss) from discontinued operations;
•Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; mark-to-market adjustment related to the LNC stock component of deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
•Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

We use our prevailing corporate federal income tax rate of 21% and an estimated state income tax rate, where applicable, net of the impacts related to dividends-received deduction and foreign tax credits and any other permanent differences for events recognized differently in our consolidated financial statements and federal income tax returns.

We do not report total assets by segment because this is not a metric used by the CODM to allocate resources or evaluate segment performance.

The tables below reconcile our internal measure of performance to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss (3)	143	2,732	(785)	–	6	2,096
Interest credited	1,538	909	6	675	32	3,160
Commissions	1,115	442	415	104	–	2,076
General and administrative expenses	495	554	870	340	182	2,441
Interest and debt expense	–	–	–	–	185	185
Other (4)	156	194	153	16	3	522
Total operating expenses	3,447	4,831	659	1,135	408	10,480
Total federal income tax expense (benefit)	172	13	90	20	(49)	246
Total income (loss) from operations	930	144	339	149	(210)	1,352
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax						2,085
Net life insurance product features, pre-tax						(237)
Credit loss-related adjustments, pre-tax						(152)
Investment gains (losses), pre-tax						(311)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (5)						203
GLB rider fees ceded to LNBAR, pre-tax						(933)
Gains (losses) on other non-financial assets -
sale of subsidiaries/businesses, pre-tax (6)						481
Other items, pre-tax (7)(8)(9)(10)						(144)
Income tax benefit (expense) related to
the above pre-tax items						(214)
Total net income (loss)						$2,130

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Group Protection: Reflects day one impacts of the 2024 reinsurance transaction that had no income (loss) from operations impact. See Note 7 for more information.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; broker-dealer expenses before the sale of the wealth management business in the second quarter of 2024; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance. Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs; amortization of deferred loss on business sold through reinsurance and other intangible amortization. Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization; expenses associated with LOCs and amortization of deferred loss on business sold through reinsurance. Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.

Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions. For more information, see Note 7.
(6)    For information on the sale of the wealth management business, see Note 1.
(7)    Includes certain legal accruals of $(18) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries associated with the Bankers Life Insurance Company and Colorado Bankers Life Insurance Company insolvencies (see “State Guaranty Fund Assessments” in Note 17 for more information).
(8)    Includes severance expense related to initiatives to realign the workforce of $(74) million.
(9)    Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(29) million.
(10)    Includes deferred compensation mark-to-market adjustment of $(11) million.

	For the Year Ended December 31, 2023
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss (3)	(1,506)	4,103	3,732	–	(871)	5,458
Interest credited	1,254	1,242	5	665	36	3,202
Commissions	972	577	446	87	–	2,082
General and administrative expenses	469	610	846	341	193	2,459
Interest and debt expense	–	–	–	–	190	190
Other (4)	517	18	155	17	4	711
Total operating expenses	1,706	6,550	5,184	1,110	(448)	14,102
Total federal income tax expense (benefit)	79	(62)	79	25	(76)	45
Total income (loss) from operations	840	(126)	297	155	(254)	912
Reconciliation of total income (loss) from
operations to net income (loss) (5):
Net annuity product features, pre-tax						1,640
Net life insurance product features, pre-tax						187
Credit loss-related adjustments, pre-tax						(74)
Investment gains (losses), pre-tax						(4,080)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						(22)
GLB rider fees ceded to LNBAR, pre-tax						(923)
Other items, pre-tax (6)(7)(8)(9)						(163)
Income tax benefit (expense) related to
the above pre-tax items						735
Total net income (loss)						$(1,788)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Annuities and Other Operations: Reflects the fourth quarter 2023 reinsurance transaction ceding of in-force life-contingent payout fixed annuities and institutional pension business that had no income (loss) from operations impact. See Note 7 for more information on the transaction.
(4)    Other operating expenses include: Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization. Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs. Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    The prior period presentation was recast to conform to the revised definition of income (loss) from operations.
(6)    Includes certain legal accruals of $(120) million primarily attributable to a fourth quarter 2023 accrual related to the settlement of cost of insurance litigation.
(7)    Includes severance expense related to initiatives to realign the workforce of $(7) million.
(8)    Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(34) million.
(9)    Includes deferred compensation mark-to-market adjustment of $(2) million.

	For the Year Ended December 31, 2022
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$4,102	$6,344	$5,303	$1,257	$133	$17,139
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss	252	6,388	3,931	–	69	10,640
Interest credited	896	1,291	5	629	39	2,860
Commissions	1,020	708	394	79	–	2,201
General and administrative expenses	405	552	766	304	212	2,239
Interest and debt expense	–	–	–	–	137	137
Other (3)	453	(118)	156	15	5	511
Total operating expenses	3,026	8,821	5,252	1,027	462	18,588
Total federal income tax expense (benefit)	128	(544)	11	32	(57)	(430)
Total income (loss) from operations	948	(1,933)	40	198	(272)	(1,019)
Reconciliation of total income (loss) from
operations to net income (loss) (4):
Net annuity product features, pre-tax						528
Net life insurance product features, pre-tax						26
Credit loss-related adjustments, pre-tax						(129)
Investment gains (losses), pre-tax						19
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						588
GLB rider fees ceded to LNBAR, pre-tax						(932)
Impairment of intangibles (5)						(634)
Other items, pre-tax (6)(7)						(129)
Income tax benefit (expense) related to
the above pre-tax items						7
Total net income (loss)						$(1,675)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Other operating expenses include: Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization and taxes, licenses and fees.
Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(4)    The prior period presentation was recast to conform to the revised definition of income (loss) from operations.
(5)    See Note 8 for more information.
(6)    Includes certain legal accruals of $(147) million.
(7)    Includes deferred compensation mark-to-market adjustment of $18 million.

The tables below reconcile our total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Revenue adjustments from annuity and life
insurance product features	1,175	(253)	–	–	–	922
Credit loss-related adjustments	(71)	(10)	(4)	(32)	(35)	(152)
Investment gains (losses)	(13)	9	(8)	(70)	(229)	(311)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	104	87	(10)	–	22	203
GLB rider fees ceded to LNBAR	(932)	–	–	(1)	–	(933)
Gains (losses) on other non-financial assets -
sale of subsidiaries/businesses	–	–	–	–	481	481
Total revenues	$4,812	$4,821	$1,066	$1,201	$388	$12,288

(1)    Includes day one impacts pertaining to the 2024 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2023
	Annuities (1)	Life Insurance	Group Protection	Retirement Plan Services	Other Operations (1)	Total
Operating revenues	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Revenue adjustments from annuity and life
insurance product features	509	(411)	–	1	–	99
Credit loss-related adjustments	(14)	(49)	(4)	(1)	(6)	(74)
Investment gains (losses)	(78)	(3,867)	(6)	(35)	(94)	(4,080)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(76)	55	–	–	(1)	(22)
GLB rider fees ceded to LNBAR	(922)	–	–	(1)	–	(923)
Total revenues (1)	$2,044	$2,090	$5,550	$1,254	$(879)	$10,059

(1)    Includes ceded insurance premiums primarily related to the fourth quarter 2023 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2022
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,102	$6,344	$5,303	$1,257	$133	$17,139
Revenue adjustments from annuity and life
insurance product features	838	34	–	–	–	872
Credit loss-related adjustments	(10)	(124)	3	(3)	5	(129)
Investment gains (losses)	(20)	83	(3)	(13)	(28)	19
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	84	508	–	–	(4)	588
GLB rider fees ceded to LNBAR	(931)	–	–	(1)	–	(932)
Total revenues	$4,063	$6,845	$5,303	$1,240	$106	$17,557

Other business segment and Other Operations information (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Net Investment Income
Annuities	$1,820	$1,744	$1,387
Life Insurance	1,852	2,515	2,464
Group Protection	337	336	333
Retirement Plan Services	986	999	966
Other Operations	93	118	124
Total net investment income	$5,088	$5,712	$5,274

20. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities: (1)
Gross gains	$21	$627	$37
Gross losses	(203)	(428)	(50)
Credit loss benefit (expense) (2)	(42)	(21)	(14)
Intent to sell impairments	–	(4,213)	–
Realized gain (loss) on equity securities (3)	18	(6)	12
Credit loss benefit (expense) on mortgage loans on
real estate (2)	(88)	(16)	(3)
Credit loss benefit (expense) on reinsurance-related assets (4)	(20)	(35)	(112)
Realized gain (loss) on the mark-to-market on certain
instruments (5)(6)	(224)	(509)	683
Indexed product derivative results (7)	404	(232)	74
GLB rider fees ceded to LNBAR and attributed fees	(132)	(112)	(168)
Realized gain (loss) on sale of subsidiaries/businesses (8)	481	–	–
Other realized gain (loss)	61	11	(41)
Total realized gain (loss)	$276	$(4,934)	$418

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction. Pursuant to the applicable accounting guidance, the

Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 3 and 7 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $21 million, $8 million and $7 million for the years ended December 31, 2024, 2023 and 2022, respectively.
(4) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(5) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. See Note 7 for additional information.
(6) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $7 million, $(11) million and $(24) million for the years ended December 31, 2024, 2023 and 2022, respectively.
(7) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.
(8) For information on the sale of the wealth management business, see Note 1.

21. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Commissions	$2,076	$2,082	$2,201
General and administrative expenses	2,539	2,580	2,367
DAC and VOBA deferrals, net of amortization	(120)	(171)	(346)
Broker-dealer expenses	160	444	419
Taxes, licenses and fees	370	333	344
Expenses associated with reserve financing and LOCs	67	58	60
Specifically identifiable intangible asset and
other amortization	98	42	49
Transaction and integration costs related to
mergers, acquisitions and divestitures	29	34	–
Total	$5,219	$5,402	$5,094

22. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Current	$(13)	$(255)	$(24)
Deferred	465	(418)	(413)
Federal income tax expense (benefit)	$452	$(673)	$(437)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Income (loss) before taxes	$2,582	$(2,461)	$(2,112)
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	542	(517)	(444)
Effect of:
Tax-preferred investment income (1)	(32)	(126)	(90)
Tax credits	(39)	(40)	(42)
Excess tax expense (benefit) from stock-based compensation	3	3	(1)
Goodwill impairment	–	–	133
Release of uncertain tax positions	(34)	–	–
Other items	12	7	7
Federal income tax expense (benefit)	$452	$(673)	$(437)
Effective tax rate	18%	27%	21%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2024	2023
Current	$338	$546
Deferred	(217)	49
Total federal income tax asset (liability)	$121	$595

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2024	2023
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$1,486	$1,246
Insurance liabilities and reinsurance-related balances	318	322
Compensation and benefit plans	197	175
Intangibles	17	18
Net unrealized loss on trading securities	30	33
Investment activity	–	91
Tax credits	141	103
Net operating losses	359	87
Capital losses	56	93
Deferred gain on reinsurance	375	400
Total deferred tax assets	$2,979	$2,568
Deferred Tax Liabilities
DAC and VOBA	$1,774	$1,906
Reinsurance-related embedded derivative assets	153	104
MRB-related activity	234	286
Investment activity	808	–
Other	227	223
Total deferred tax liabilities	$3,196	$2,519
Net deferred tax asset (liability)	$(217)	$49

As of December 31, 2024, we have $141 million of federal income tax credits that can be carried forward to 2030 through 2034. As of December 31, 2024, we have $1.7 billion of net operating losses to carry forward to future years. As of December 31, 2024, we have $267 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018, 2021 and 2024 and, under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. The capital losses arose in tax year 2023 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2020. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2024	2023
Balance as of beginning-of-year	$76	$59
Decreases for prior year tax positions	(40)	(6)
Increases for prior year tax positions	–	23
Balance as of end-of-year	$36	$76

As of December 31, 2024 and 2023, $31 million and $66 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $2 million by the end of 2025.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2024, 2023 and 2022, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2024 and 2023.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2024.

23. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends paid to the LNC holding company (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2024	2023
U.S. capital and surplus	$7,306	$8,026

	For the Years Ended December 31,
	2024	2023	2022
U.S. net gain (loss) from operations, after-tax	$(3,192)	$(2,495)	$1,708
U.S. net income (loss)	(2,283)	(2,924)	1,965
U.S. cash dividends to LNC holding company	491	495	645

During 2024, we made a $929 million extraordinary dividend in the form of investments to LNC.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2024 and 2023. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2024 and 2023. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2024 and 2023. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2024	2023
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(3)	$(1)
Conservative valuation rate on certain annuities	1	(1)
Calculation of reserves using continuous CARVM	1	(1)
Conservative Reg 213 reserves on variable annuity and individual life contracts	20	(31)
State Permitted Practice
Derivative instruments and equity indexed reserves	(232)	(170)
Assets in group fixed annuity contracts held at general account balances	304	332
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,722	1,776
LLC notes and variable value surplus notes	1,320	1,444
Excess of loss reinsurance agreements	541	563

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2024, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $710 million in 2025 without prior approval from the respective Commissioners of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioners of Insurance.

24. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Net cash paid (received) for:
Interest	$197	$187	$126
Income taxes	(352)	(110)	(61)
Non-cash transactions:
Establishment of funds withheld liability in connection with
a reinsurance transaction	(9,041)	(49)	–
Extraordinary dividend to LNC in the form of fixed maturity AFS
securities, mortgage loans on real estate and accrued investment income	(929)	–	–
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance activity	792	(20,264)	54

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Assets with affiliates:
Inter-company notes	$905	$1,063	Fixed maturity AFS securities
Assumed reinsurance contracts	1	1	Policy loans
			Deferred acquisition costs, value of business
Ceded net of assumed reinsurance contracts	(251)	(131)	acquired and deferred sales inducements
Accrued inter-company interest receivable	6	16	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	20,468	15,563	for credit losses
			Deposit assets, net of allowance for
Ceded reinsurance contracts	7,896	–	credit losses
Ceded reinsurance contracts	415	642	Other assets
Cash management agreement	1,798	857	Other assets
Service agreement receivable	1	41	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	15	18	Future contract benefits
Assumed reinsurance contracts	344	352	Policyholder account balances
Cash management agreement	24	790	Short-term debt
Inter-company short-term debt	–	50	Short-term debt
Inter-company long-term debt	2,173	2,195	Long-term debt
Ceded reinsurance contracts	19,143	5,862	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,547	897	Other liabilities
Accrued inter-company interest payable	5	18	Other liabilities
Service agreement payable	59	37	Other liabilities
Assumed/ceded reinsurance contracts	4,226	4,387	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	1,267	774	Accumulated other comprehensive
assumed/ceded reinsurance contracts			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(5,427)	$(498)	$(421)	Insurance premiums
Fees for management of general account	(97)	(156)	(140)	Net investment income
Net investment income on ceded funds
withheld treaties	(260)	(238)	(161)	Net investment income
Net investment income on inter-company notes	63	65	40	Net investment income
Cash management agreement activity	59	11	–	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Reinsurance-related settlements	305	1,717	(1,068)	Realized gain (loss)
Other gains (losses)	289	(9)	631	Realized gain (loss)
Amortization of deferred gain on reinsurance
contracts	167	17	3	Other revenues
Other revenues	(475)	(171)	–	Other revenues

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(5,844)	(507)	(247)	Benefits
Interest credited on assumed reinsurance contracts
(interest recoveries on ceded reinsurance contracts)	(229)	12	47	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	1,740	1,129	3,543	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	209	–	(321)	(gain) loss
Ceded reinsurance contracts	(76)	(13)	(26)	Commissions and other expenses
Amortization of deferred loss on reinsurance contracts
contracts	5	–	–	Commissions and other expenses
Service agreement payments (receipts)	(7)	(17)	(53)	Commissions and other expenses
Interest expense on inter-company debt	146	148	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. LNL is currently subject to a borrowing and lending limit of 3% of our admitted assets as of December 31, 2024. LLANY may borrow from LNC less than 2% of its admitted assets as of December 31, 2024, but may not lend any amounts to LNC.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 7, we cede insurance contracts to LNBAR and LPINE. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR and certain blocks of in-force group protection and fixed annuity products to LPINE.

Substantially all reinsurance ceded to affiliated and subsidiary companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. See Note 13 for additional information on our credit facilities, which allows for borrowing or issuances of LOCs.

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Flexible Premium Variable Life Account M
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

AB VPS Discovery Value Portfolio - Class A	$79,298,007	$79,298,007	$79,298,007
AB VPS International Value Portfolio - Class A	9,496,575	9,496,575	9,496,575
AB VPS Large Cap Growth Portfolio - Class A	5,065,573	5,065,573	5,065,573
AB VPS Relative Value Portfolio - Class A	17,884,300	17,884,300	17,884,300
AB VPS Sustainable Global Thematic Portfolio - Class A	23,672,242	23,672,242	23,672,242
American Funds Asset Allocation Fund - Class 4	10,773	10,773	10,773
American Funds Capital Income Builder® - Class 4	5,584	5,584	5,584
American Funds Global Growth Fund - Class 2	264,183,137	264,183,137	264,183,137
American Funds Global Growth Fund - Class 4	4,618	4,618	4,618
American Funds Global Small Capitalization Fund - Class 2	142,009,771	142,009,771	142,009,771
American Funds Global Small Capitalization Fund - Class 4	504	504	504
American Funds Growth Fund - Class 2	900,451,713	900,451,713	900,451,713
American Funds Growth Fund - Class 4	163,967	163,967	163,967
American Funds Growth-Income Fund - Class 2	740,217,000	740,217,000	740,217,000
American Funds Growth-Income Fund - Class 4	14,014	14,014	14,014
American Funds International Fund - Class 2	277,602,105	277,602,105	277,602,105
American Funds International Fund - Class 4	16,814	16,814	16,814
American Funds New World Fund® - Class 4	41,460	41,460	41,460
American Funds Washington Mutual Investors Fund - Class 4	76,821	76,821	76,821
ClearBridge Variable Growth Portfolio - Class II	218	218	218
ClearBridge Variable Large Cap Growth Portfolio - Class II	8,481	8,481	8,481
ClearBridge Variable Mid Cap Portfolio - Class I	51,588,095	51,588,095	51,588,095
ClearBridge Variable Mid Cap Portfolio - Class II	91	91	91
Columbia VP Commodity Strategy Fund - Class 2	273	273	273
Columbia VP Strategic Income Fund - Class 2	610	610	610
DWS Alternative Asset Allocation VIP Portfolio - Class A	23,512,796	23,512,796	23,512,796
DWS Equity 500 Index VIP Portfolio - Class A	59,989,898	59,989,898	59,989,898
DWS Small Cap Index VIP Portfolio - Class A	11,439,138	11,439,138	11,439,138
Fidelity® VIP Asset Manager Portfolio - Initial Class	336,332	336,332	336,332
Fidelity® VIP Balanced Portfolio - Service Class 2	17,343	17,343	17,343
Fidelity® VIP Contrafund® Portfolio - Initial Class	14,940,444	14,940,444	14,940,444
Fidelity® VIP Contrafund® Portfolio - Service Class	409,235,046	409,235,046	409,235,046
Fidelity® VIP Contrafund® Portfolio - Service Class 2	30,492	30,492	30,492
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,071,265	2,071,265	2,071,265
Fidelity® VIP Equity-Income Portfolio - Service Class	6,612,657	6,612,657	6,612,657
Fidelity® VIP Growth Opportunities Portfolio - Service Class	7,399,796	7,399,796	7,399,796
Fidelity® VIP Growth Portfolio - Service Class	186,071,533	186,071,533	186,071,533
Fidelity® VIP Growth Portfolio - Service Class 2	79,304	79,304	79,304
Fidelity® VIP High Income Portfolio - Service Class	1,726,659	1,726,659	1,726,659
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	762,051	762,051	762,051
Fidelity® VIP Mid Cap Portfolio - Service Class	193,047,137	193,047,137	193,047,137
Fidelity® VIP Mid Cap Portfolio - Service Class 2	11,572	11,572	11,572
Fidelity® VIP Overseas Portfolio - Service Class	8,038,111	8,038,111	8,038,111
Fidelity® VIP Strategic Income Portfolio - Service Class 2	3,316	3,316	3,316
First Trust Capital Strength Hedged Equity Portfolio - Class I	101,906	101,906	101,906
First Trust Capital Strength Portfolio - Class I	214,108	214,108	214,108
First Trust International Developed Capital Strength Portfolio - Class I	4,734	4,734	4,734
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	369,717	369,717	369,717
Franklin Income VIP Fund - Class 1	193,120,079	193,120,079	193,120,079
Franklin Mutual Shares VIP Fund - Class 1	87,540,205	87,540,205	87,540,205
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

Franklin Rising Dividends VIP Fund - Class 4	$4,316	$4,316	$4,316
Franklin Small-Mid Cap Growth VIP Fund - Class 1	20,108,781	20,108,781	20,108,781
Franklin Small-Mid Cap Growth VIP Fund - Class 4	26,604	26,604	26,604
Goldman Sachs VIT Government Money Market Fund - Service Shares	27,601	27,601	27,601
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	5,112	5,112	5,112
Invesco V.I. American Franchise Fund - Series I Shares	16,725,845	16,725,845	16,725,845
Invesco V.I. Core Equity Fund - Series I Shares	16,709,339	16,709,339	16,709,339
Invesco V.I. Core Plus Bond Fund - Series I Shares	1,056,767	1,056,767	1,056,767
Invesco V.I. Diversified Dividend Fund - Series II Shares	88	88	88
Invesco V.I. EQV International Equity Fund - Series I Shares	41,329,814	41,329,814	41,329,814
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	39,371	39,371	39,371
Janus Henderson Balanced Portfolio - Institutional Shares	10,822,482	10,822,482	10,822,482
Janus Henderson Balanced Portfolio - Service Shares	9,159,102	9,159,102	9,159,102
Janus Henderson Enterprise Portfolio - Service Shares	4,522,208	4,522,208	4,522,208
Janus Henderson Global Research Portfolio - Institutional Shares	11,493,641	11,493,641	11,493,641
Janus Henderson Global Research Portfolio - Service Shares	2,328,127	2,328,127	2,328,127
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	5,142,625	5,142,625	5,142,625
Lincoln Hedged S&P 500 Fund - Service Class	262,436	262,436	262,436
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	60,153	60,153	60,153
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	196,229,081	196,229,081	196,229,081
LVIP American Balanced Allocation Fund - Standard Class	6,348,601	6,348,601	6,348,601
LVIP American Century Balanced Fund - Standard Class II	77,490,351	77,490,351	77,490,351
LVIP American Century Inflation Protection Fund - Standard Class II	11,590,064	11,590,064	11,590,064
LVIP American Century Ultra Fund - Service Class	32,280	32,280	32,280
LVIP American Century Ultra Fund - Standard Class	135,252,371	135,252,371	135,252,371
LVIP American Growth Allocation Fund - Service Class	1,939	1,939	1,939
LVIP American Growth Allocation Fund - Standard Class	69,814,326	69,814,326	69,814,326
LVIP American Income Allocation Fund - Standard Class	6,938,073	6,938,073	6,938,073
LVIP Baron Growth Opportunities Fund - Service Class	89,401,811	89,401,811	89,401,811
LVIP Baron Growth Opportunities Fund - Standard Class	5,446,486	5,446,486	5,446,486
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	50,036,147	50,036,147	50,036,147
LVIP BlackRock Global Allocation Fund - Service Class	673	673	673
LVIP BlackRock Global Allocation Fund - Standard Class	371,220,785	371,220,785	371,220,785
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	40,707,844	40,707,844	40,707,844
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	80,409,912	80,409,912	80,409,912
LVIP BlackRock Real Estate Fund - Service Class	8,169	8,169	8,169
LVIP BlackRock Real Estate Fund - Standard Class	43,194,047	43,194,047	43,194,047
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	20,302,054	20,302,054	20,302,054
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	14,333,067	14,333,067	14,333,067
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	12,641,977	12,641,977	12,641,977
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	3,303,724	3,303,724	3,303,724
LVIP Dimensional International Core Equity Fund - Standard Class	50,691,726	50,691,726	50,691,726
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	13,923,359	13,923,359	13,923,359
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	62,160,982	62,160,982	62,160,982
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	62,621,595	62,621,595	62,621,595
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	17,310,176	17,310,176	17,310,176
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	10,430,794	10,430,794	10,430,794
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	3,605	3,605	3,605
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	70,180,289	70,180,289	70,180,289
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	49,064,077	49,064,077	49,064,077
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	$11,399	$11,399	$11,399
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	91,872,779	91,872,779	91,872,779
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2,070	2,070	2,070
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	99,565,836	99,565,836	99,565,836
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	53,136,506	53,136,506	53,136,506
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	134,861,872	134,861,872	134,861,872
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	100,988,838	100,988,838	100,988,838
LVIP Government Money Market Fund - Standard Class	87,458,135	87,458,135	87,458,135
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2,697,869	2,697,869	2,697,869
LVIP JPMorgan High Yield Fund - Service Class	8,652	8,652	8,652
LVIP JPMorgan High Yield Fund - Standard Class	105,136,228	105,136,228	105,136,228
LVIP JPMorgan Retirement Income Fund - Standard Class	660,114	660,114	660,114
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	20,275,373	20,275,373	20,275,373
LVIP Loomis Sayles Global Growth Fund - Standard Class	1,880,224	1,880,224	1,880,224
LVIP Macquarie Bond Fund - Service Class	18,346	18,346	18,346
LVIP Macquarie Bond Fund - Standard Class	343,212,878	343,212,878	343,212,878
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	43,456,895	43,456,895	43,456,895
LVIP Macquarie Diversified Income Fund - Service Class	76,824	76,824	76,824
LVIP Macquarie Diversified Income Fund - Standard Class	116,093,735	116,093,735	116,093,735
LVIP Macquarie High Yield Fund - Standard Class	18,785,593	18,785,593	18,785,593
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	110,179,261	110,179,261	110,179,261
LVIP Macquarie Mid Cap Value Fund - Service Class	25,726	25,726	25,726
LVIP Macquarie Mid Cap Value Fund - Standard Class	42,630,855	42,630,855	42,630,855
LVIP Macquarie SMID Cap Core Fund - Service Class	1,709	1,709	1,709
LVIP Macquarie SMID Cap Core Fund - Standard Class	109,732,750	109,732,750	109,732,750
LVIP Macquarie Social Awareness Fund - Standard Class	19,101,209	19,101,209	19,101,209
LVIP Macquarie U.S. Growth Fund - Service Class	1,937	1,937	1,937
LVIP Macquarie U.S. Growth Fund - Standard Class	66,104,252	66,104,252	66,104,252
LVIP Macquarie U.S. REIT Fund - Service Class	12,388	12,388	12,388
LVIP Macquarie U.S. REIT Fund - Standard Class	80,139,660	80,139,660	80,139,660
LVIP Macquarie Value Fund - Service Class	11,331	11,331	11,331
LVIP Macquarie Value Fund - Standard Class	110,794,178	110,794,178	110,794,178
LVIP Macquarie Wealth Builder Fund - Standard Class	2,651,406	2,651,406	2,651,406
LVIP MFS International Growth Fund - Service Class	37,294	37,294	37,294
LVIP MFS International Growth Fund - Standard Class	123,301,188	123,301,188	123,301,188
LVIP MFS Value Fund - Service Class	52,391	52,391	52,391
LVIP MFS Value Fund - Standard Class	305,497,058	305,497,058	305,497,058
LVIP Mondrian Global Income Fund - Standard Class	25,551,022	25,551,022	25,551,022
LVIP Mondrian International Value Fund - Service Class	29,901	29,901	29,901
LVIP Mondrian International Value Fund - Standard Class	58,534,726	58,534,726	58,534,726
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,145,972	1,145,972	1,145,972
LVIP PIMCO Low Duration Bond Fund - Standard Class	9,210,420	9,210,420	9,210,420
LVIP SSGA Bond Index Fund - Service Class	208,362	208,362	208,362
LVIP SSGA Bond Index Fund - Standard Class	133,294,271	133,294,271	133,294,271
LVIP SSGA Conservative Index Allocation Fund - Standard Class	38,996,268	38,996,268	38,996,268
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	38,979	38,979	38,979
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,493,070	1,493,070	1,493,070
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	22,984,710	22,984,710	22,984,710
LVIP SSGA International Index Fund - Service Class	175,712	175,712	175,712
LVIP SSGA International Index Fund - Standard Class	123,908,735	123,908,735	123,908,735
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP SSGA International Managed Volatility Fund - Standard Class	$13,357,122	$13,357,122	$13,357,122
LVIP SSGA Mid-Cap Index Fund - Service Class	95,947	95,947	95,947
LVIP SSGA Mid-Cap Index Fund - Standard Class	6,886,053	6,886,053	6,886,053
LVIP SSGA Moderate Index Allocation Fund - Standard Class	209,903,469	209,903,469	209,903,469
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	240,223,773	240,223,773	240,223,773
LVIP SSGA Nasdaq-100 Index Fund - Service Class	42,349	42,349	42,349
LVIP SSGA S&P 500 Index Fund - Service Class	655,607	655,607	655,607
LVIP SSGA S&P 500 Index Fund - Standard Class	1,902,586,327	1,902,586,327	1,902,586,327
LVIP SSGA Short-Term Bond Index Fund - Standard Class	3,788,711	3,788,711	3,788,711
LVIP SSGA Small-Cap Index Fund - Service Class	63,828	63,828	63,828
LVIP SSGA Small-Cap Index Fund - Standard Class	177,624,503	177,624,503	177,624,503
LVIP Structured Conservative Allocation Fund - Standard Class	17,113,846	17,113,846	17,113,846
LVIP Structured Moderate Allocation Fund - Standard Class	113,181,632	113,181,632	113,181,632
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	100,020,036	100,020,036	100,020,036
LVIP T. Rowe Price 2020 Fund - Standard Class	1,349,420	1,349,420	1,349,420
LVIP T. Rowe Price 2030 Fund - Standard Class	6,153,664	6,153,664	6,153,664
LVIP T. Rowe Price 2040 Fund - Standard Class	12,396,046	12,396,046	12,396,046
LVIP T. Rowe Price 2050 Fund - Standard Class	10,143,475	10,143,475	10,143,475
LVIP T. Rowe Price 2060 Fund - Standard Class	19,036,991	19,036,991	19,036,991
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	32,586	32,586	32,586
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	118,172,420	118,172,420	118,172,420
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	11,464,994	11,464,994	11,464,994
LVIP Vanguard Bond Allocation Fund - Standard Class	155,433,830	155,433,830	155,433,830
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	290,795,422	290,795,422	290,795,422
LVIP Vanguard International Equity ETF Fund - Service Class	31,811	31,811	31,811
LVIP Vanguard International Equity ETF Fund - Standard Class	171,995,598	171,995,598	171,995,598
LVIP Wellington SMID Cap Value Fund - Service Class	89	89	89
LVIP Wellington SMID Cap Value Fund - Standard Class	57,319,931	57,319,931	57,319,931
LVIP Western Asset Core Bond Fund - Service Class	22,164	22,164	22,164
M Capital Appreciation Fund	1,920,572	1,920,572	1,920,572
M International Equity Fund	2,433,441	2,433,441	2,433,441
M Large Cap Growth Fund	3,798,297	3,798,297	3,798,297
M Large Cap Value Fund	3,124,779	3,124,779	3,124,779
Macquarie VIP Emerging Markets Series - Service Class	24,813	24,813	24,813
Macquarie VIP Emerging Markets Series - Standard Class	145,770,827	145,770,827	145,770,827
Macquarie VIP Energy Series - Service Class	260	260	260
Macquarie VIP High Income Series - Service Class	1,372	1,372	1,372
Macquarie VIP Mid Cap Growth Series - Service Class	1,360	1,360	1,360
Macquarie VIP Science and Technology Series - Service Class	1,413	1,413	1,413
Macquarie VIP Small Cap Growth Series - Service Class	2,384	2,384	2,384
Macquarie VIP Small Cap Value Series - Service Class	913	913	913
Macquarie VIP Small Cap Value Series - Standard Class	123,411,311	123,411,311	123,411,311
MFS® VIT Growth Series - Initial Class	122,229,107	122,229,107	122,229,107
MFS® VIT Growth Series - Service Class	2,908	2,908	2,908
MFS® VIT New Discovery Series - Initial Class	1,789,815	1,789,815	1,789,815
MFS® VIT Total Return Series - Initial Class	99,939,953	99,939,953	99,939,953
MFS® VIT Utilities Series - Initial Class	63,452,375	63,452,375	63,452,375
MFS® VIT Utilities Series - Service Class	6,142	6,142	6,142
MFS® VIT II Core Equity Portfolio - Initial Class	3,435,240	3,435,240	3,435,240
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	19,976,306	19,976,306	19,976,306
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	$5,781,819	$5,781,819	$5,781,819
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,640,197	1,640,197	1,640,197
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	37,057,417	37,057,417	37,057,417
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	367	367	367
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	1,742	1,742	1,742
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	4,089	4,089	4,089
Putnam VT George Putnam Balanced Fund - Class IA	3,733,728	3,733,728	3,733,728
Putnam VT Global Health Care Fund - Class IB	2,193,681	2,193,681	2,193,681
Putnam VT Large Cap Value Fund - Class IB	2,842,988	2,842,988	2,842,988
Templeton Foreign VIP Fund - Class 1	1,106,570	1,106,570	1,106,570
Templeton Foreign VIP Fund - Class 2	2,134,239	2,134,239	2,134,239
Templeton Global Bond VIP Fund - Class 1	70,008,591	70,008,591	70,008,591
Templeton Global Bond VIP Fund - Class 4	2,811	2,811	2,811
Templeton Growth VIP Fund - Class 1	7,181,884	7,181,884	7,181,884
Templeton Growth VIP Fund - Class 2	1,100,387	1,100,387	1,100,387
TOPS® Balanced ETF Portfolio - Class 2 Shares	6,540,614	6,540,614	6,540,614
TOPS® Balanced ETF Portfolio - Service Class Shares	2,028,750	2,028,750	2,028,750
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	18,704,741	18,704,741	18,704,741
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	2,716,009	2,716,009	2,716,009
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of operations
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$682,098	$(326,989)	$355,109	$573,942	$3,883,797	$4,457,739	$2,300,051	$7,112,899
AB VPS International Value Portfolio - Class A	266,677	(19,906)	246,771	105,371	—	105,371	112,117	464,259
AB VPS Large Cap Growth Portfolio - Class A	2,712	(10,641)	(7,929)	341,130	200,947	542,077	558,449	1,092,597
AB VPS Relative Value Portfolio - Class A	269,220	(41,400)	227,820	378,916	639,545	1,018,461	966,194	2,212,475
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(104,175)	(104,175)	326,675	66,968	393,643	981,675	1,271,143
American Funds Asset Allocation Fund - Class 4	163	—	163	—	167	167	173	503
American Funds Capital Income Builder® - Class 4	152	—	152	56	—	56	146	354
American Funds Global Growth Fund - Class 2	4,014,860	(1,349,953)	2,664,907	5,376,060	7,232,696	12,608,756	14,833,161	30,106,824
American Funds Global Growth Fund - Class 4	53	—	53	27	93	120	71	244
American Funds Global Small Capitalization Fund - Class 2	1,488,661	(708,296)	780,365	(4,368,516)	5,137,952	769,436	1,056,338	2,606,139
American Funds Global Small Capitalization Fund - Class 4	3	—	3	—	15	15	(16)	2
American Funds Growth Fund - Class 2	2,757,783	(3,976,921)	(1,219,138)	37,288,072	18,720,017	56,008,089	166,278,172	221,067,123
American Funds Growth Fund - Class 4	180	—	180	1,639	2,260	3,899	25,557	29,636
American Funds Growth-Income Fund - Class 2	7,784,254	(3,713,263)	4,070,991	23,654,508	31,171,243	54,825,751	86,792,527	145,689,269
American Funds Growth-Income Fund - Class 4	78	—	78	247	226	473	673	1,224
American Funds International Fund - Class 2	3,393,018	(1,321,781)	2,071,237	(1,339,814)	—	(1,339,814)	6,012,161	6,743,584
American Funds International Fund - Class 4	144	—	144	85	—	85	(503)	(274)
American Funds New World Fund® - Class 4	491	—	491	456	154	610	410	1,511
American Funds Washington Mutual Investors Fund - Class 4	961	—	961	741	390	1,131	5,969	8,061
ClearBridge Variable Growth Portfolio - Class II	1	—	1	25	58	83	(66)	18
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	—	—	81	352	433	1,042	1,475
ClearBridge Variable Mid Cap Portfolio - Class I	306,420	(289,997)	16,423	577,538	1,140,767	1,718,305	2,828,340	4,563,068
ClearBridge Variable Mid Cap Portfolio - Class II	1	—	1	(20)	5	(15)	2	(12)
Columbia VP Commodity Strategy Fund - Class 2	1	—	1	—	—	—	5	6
Columbia VP Strategic Income Fund - Class 2	27	—	27	—	—	—	—	27
DWS Alternative Asset Allocation VIP Portfolio - Class A	858,268	(111,383)	746,885	(100,921)	13,526	(87,395)	526,174	1,185,664
DWS Equity 500 Index VIP Portfolio - Class A	701,658	(135,637)	566,021	2,213,078	3,342,604	5,555,682	6,205,725	12,327,428
DWS Small Cap Index VIP Portfolio - Class A	128,718	(25,116)	103,602	(99,116)	301,685	202,569	855,415	1,161,586
Fidelity® VIP Asset Manager Portfolio - Initial Class	8,180	(1,836)	6,344	1,930	2,143	4,073	14,486	24,903
Fidelity® VIP Balanced Portfolio - Service Class 2	248	—	248	154	231	385	1,039	1,672
Fidelity® VIP Contrafund® Portfolio - Initial Class	24,785	—	24,785	77,721	1,643,221	1,720,942	1,333,843	3,079,570
Fidelity® VIP Contrafund® Portfolio - Service Class	354,153	(1,882,213)	(1,528,060)	26,464,497	46,498,106	72,962,603	35,639,370	107,073,913
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4	—	4	485	3,472	3,957	1,183	5,144
Fidelity® VIP Equity-Income Portfolio - Initial Class	36,283	(11,330)	24,953	37,306	118,527	155,833	98,387	279,173
Fidelity® VIP Equity-Income Portfolio - Service Class	111,262	(14,826)	96,436	270,492	383,303	653,795	143,457	893,688
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	(13,897)	(13,897)	230,767	—	230,767	2,013,255	2,230,125
Fidelity® VIP Growth Portfolio - Service Class	—	(812,012)	(812,012)	8,107,326	39,048,236	47,155,562	(4,260,564)	42,082,986
Fidelity® VIP Growth Portfolio - Service Class 2	—	—	—	559	16,272	16,831	(5,782)	11,049
Fidelity® VIP High Income Portfolio - Service Class	100,159	(3,216)	96,943	(10,096)	—	(10,096)	43,857	130,704
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	26,623	(4,219)	22,404	(10,068)	—	(10,068)	(2,300)	10,036
Fidelity® VIP Mid Cap Portfolio - Service Class	886,369	(1,004,089)	(117,720)	4,086,217	24,302,467	28,388,684	9,226	28,280,190
Fidelity® VIP Mid Cap Portfolio - Service Class 2	39	—	39	194	1,417	1,611	(449)	1,201
Fidelity® VIP Overseas Portfolio - Service Class	132,036	(19,794)	112,242	335,275	376,529	711,804	(462,624)	361,422
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Fidelity® VIP Strategic Income Portfolio - Service Class 2	$110	$—	$110	$1	$—	$1	$14	$125
First Trust Capital Strength Hedged Equity Portfolio - Class I	385	—	385	44	—	44	(1,981)	(1,552)
First Trust Capital Strength Portfolio - Class I	869	—	869	96	12,971	13,067	(17,676)	(3,740)
First Trust International Developed Capital Strength Portfolio - Class I	71	—	71	9	98	107	(114)	64
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	4,298	—	4,298	44	—	44	(13,252)	(8,910)
Franklin Income VIP Fund - Class 1	9,623,336	(1,066,132)	8,557,204	(1,122,434)	752,141	(370,293)	4,045,605	12,232,516
Franklin Mutual Shares VIP Fund - Class 1	1,903,914	(367,205)	1,536,709	(427,695)	1,758,747	1,331,052	6,120,537	8,988,298
Franklin Rising Dividends VIP Fund - Class 4	19	—	19	12	100	112	167	298
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(41,725)	(41,725)	(181,678)	—	(181,678)	2,342,974	2,119,571
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	—	—	115	—	115	2,200	2,315
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,109	—	1,109	—	—	—	—	1,109
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	17	—	17	57	302	359	(544)	(168)
Invesco V.I. American Franchise Fund - Series I Shares	—	(39,906)	(39,906)	219,977	—	219,977	4,340,483	4,520,554
Invesco V.I. Core Equity Fund - Series I Shares	111,843	(39,168)	72,675	131,594	1,343,188	1,474,782	2,033,834	3,581,291
Invesco V.I. Core Plus Bond Fund - Series I Shares	38,848	(5,753)	33,095	(2,379)	—	(2,379)	(4,373)	26,343
Invesco V.I. Diversified Dividend Fund - Series II Shares	1	—	1	17	2	19	(2)	18
Invesco V.I. EQV International Equity Fund - Series I Shares	732,013	(250,302)	481,711	22,161	217,616	239,777	(773,787)	(52,299)
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	—	—	—	400	1,347	1,747	1,705	3,452
Janus Henderson Balanced Portfolio - Institutional Shares	220,730	(21,361)	199,369	205,544	—	205,544	1,098,001	1,502,914
Janus Henderson Balanced Portfolio - Service Shares	156,305	(19,648)	136,657	725,588	—	725,588	362,675	1,224,920
Janus Henderson Enterprise Portfolio - Service Shares	28,140	(9,454)	18,686	46,852	197,224	244,076	369,796	632,558
Janus Henderson Global Research Portfolio - Institutional Shares	83,672	(22,224)	61,448	185,681	354,044	539,725	1,670,852	2,272,025
Janus Henderson Global Research Portfolio - Service Shares	13,943	(4,706)	9,237	89,466	77,881	167,347	300,482	477,066
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(10,286)	(10,286)	170,875	—	170,875	1,182,992	1,343,581
Lincoln Hedged S&P 500 Fund - Service Class	319	—	319	2,181	17,413	19,594	(10,918)	8,995
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	—	—	—	215	524	739	6,822	7,561
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(1,018,553)	(1,018,553)	9,765,647	1,757,897	11,523,544	30,505,820	41,010,811
LVIP American Balanced Allocation Fund - Standard Class	150,267	—	150,267	5,118	9,486	14,604	169,379	334,250
LVIP American Century Balanced Fund - Standard Class II	1,526,542	(523,801)	1,002,741	216,814	—	216,814	6,376,766	7,596,321
LVIP American Century Inflation Protection Fund - Standard Class II	464,297	(25,739)	438,558	(204,815)	—	(204,815)	(23,555)	210,188
LVIP American Century Ultra Fund - Service Class	—	—	—	13	364	377	1,517	1,894
LVIP American Century Ultra Fund - Standard Class	—	(236,978)	(236,978)	565,955	1,530,912	2,096,867	6,945,000	8,804,889
LVIP American Growth Allocation Fund - Service Class	32	—	32	—	4	4	41	77
LVIP American Growth Allocation Fund - Standard Class	1,464,678	—	1,464,678	(12,419)	152,387	139,968	4,302,662	5,907,308
LVIP American Income Allocation Fund - Standard Class	206,621	—	206,621	(2,637)	—	(2,637)	261,790	465,774
LVIP Baron Growth Opportunities Fund - Service Class	202,119	(366,840)	(164,721)	4,148,691	408,654	4,557,345	34,948	4,427,572
LVIP Baron Growth Opportunities Fund - Standard Class	25,046	(3,675)	21,371	85,696	22,126	107,822	138,797	267,990
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,396,900	(274,884)	1,122,016	1,955,909	2,736,361	4,692,270	(706,479)	5,107,807
LVIP BlackRock Global Allocation Fund - Service Class	7	—	7	69	16	85	(1)	91
LVIP BlackRock Global Allocation Fund - Standard Class	4,815,485	(2,031,810)	2,783,675	4,559,730	8,720,960	13,280,690	14,188,443	30,252,808
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	921,170	(298,871)	622,299	246,284	91,699	337,983	2,971,969	3,932,251
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,152,420	(425,488)	2,726,932	(596,256)	—	(596,256)	(608,179)	1,522,497
LVIP BlackRock Real Estate Fund - Service Class	117	—	117	8	—	8	(118)	7
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock Real Estate Fund - Standard Class	$1,192,335	$(177,774)	$1,014,561	$(903,050)	$—	$(903,050)	$654,532	$766,043
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	387,131	(114,921)	272,210	95,560	53,700	149,260	1,816,648	2,238,118
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,012	(42,808)	(41,796)	921,497	725,103	1,646,600	1,908,071	3,512,875
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,423	(49,798)	(48,375)	1,086,898	688,474	1,775,372	421,162	2,148,159
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	27,516	(12,843)	14,673	31,830	155,589	187,419	188,302	390,394
LVIP Dimensional International Core Equity Fund - Standard Class	1,178,877	(315,177)	863,700	318,614	—	318,614	(179,282)	1,003,032
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	390,842	(53,640)	337,202	626,744	—	626,744	(387,719)	576,227
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	658,267	(367,711)	290,556	1,758,328	2,553,220	4,311,548	6,013,902	10,616,006
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	627,913	(409,426)	218,487	2,591,567	2,476,838	5,068,405	4,334,908	9,621,800
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	239,810	(64,257)	175,553	2,372,722	835,327	3,208,049	(238,835)	3,144,767
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	164,257	(31,679)	132,578	737,012	419,660	1,156,672	(138,783)	1,150,467
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	105	—	105	10	—	10	(65)	50
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2,363,584	(390,152)	1,973,432	(702,927)	—	(702,927)	4,253,263	5,523,768
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	1,874,881	(331,775)	1,543,106	323,288	—	323,288	(567,873)	1,298,521
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	81	—	81	16	541	557	1,016	1,654
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	926,379	(415,277)	511,102	1,605,579	4,937,970	6,543,549	13,653,509	20,708,160
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	18	—	18	—	—	—	99	117
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,118,304	(613,746)	504,558	571,164	—	571,164	10,379,741	11,455,463
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,827,424	(221,236)	1,606,188	(536,077)	350,698	(185,379)	2,283,822	3,704,631
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,896,471	(508,595)	3,387,876	(294,265)	980,047	685,782	9,235,958	13,309,616
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,039,131	(408,893)	2,630,238	(314,376)	738,049	423,673	6,197,907	9,251,818
LVIP Government Money Market Fund - Standard Class	4,125,675	(130,820)	3,994,855	(25)	2,915	2,890	25	3,997,770
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	54,311	(18,864)	35,447	124,709	108,590	233,299	29,698	298,444
LVIP JPMorgan Core Bond Fund - Service Class	232	—	232	(213)	—	(213)	112	131
LVIP JPMorgan High Yield Fund - Service Class	839	—	839	(35)	—	(35)	(217)	587
LVIP JPMorgan High Yield Fund - Standard Class	7,193,226	(472,762)	6,720,464	(1,032,678)	—	(1,032,678)	1,505,351	7,193,137
LVIP JPMorgan Retirement Income Fund - Standard Class	20,508	(894)	19,614	6,802	—	6,802	10,561	36,977
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	267,493	(81,736)	185,757	1,185,880	853,590	2,039,470	537,865	2,763,092
LVIP Loomis Sayles Global Growth Fund - Standard Class	463	—	463	14,025	45,568	59,593	225,920	285,976
LVIP Macquarie Bond Fund - Service Class	683	—	683	15	—	15	(655)	43
LVIP Macquarie Bond Fund - Standard Class	16,661,339	(1,365,562)	15,295,777	(4,378,816)	—	(4,378,816)	(6,746,774)	4,170,187
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	2,126,062	(237,026)	1,889,036	(16,592)	—	(16,592)	358,687	2,231,131
LVIP Macquarie Diversified Income Fund - Service Class	3,001	—	3,001	205	—	205	(1,861)	1,345
LVIP Macquarie Diversified Income Fund - Standard Class	4,922,845	(492,871)	4,429,974	(1,607,179)	—	(1,607,179)	(1,080,440)	1,742,355
LVIP Macquarie High Yield Fund - Standard Class	1,200,339	(41,576)	1,158,763	(351,630)	—	(351,630)	402,397	1,209,530
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	—	—	—	194	—	194	34	228
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	4,382,840	(503,276)	3,879,564	(538,694)	—	(538,694)	739,065	4,079,935
LVIP Macquarie Mid Cap Value Fund - Service Class	262	—	262	341	598	939	1,175	2,376
LVIP Macquarie Mid Cap Value Fund - Standard Class	578,261	(161,713)	416,548	718,369	1,176,876	1,895,245	3,012,929	5,324,722
LVIP Macquarie SMID Cap Core Fund - Service Class	6	—	6	6	81	87	75	168
LVIP Macquarie SMID Cap Core Fund - Standard Class	646,289	(542,744)	103,545	2,312,740	5,035,438	7,348,178	6,693,439	14,145,162
LVIP Macquarie Social Awareness Fund - Standard Class	153,588	(55,259)	98,329	808,643	591,947	1,400,590	1,798,521	3,297,440
LVIP Macquarie U.S. Growth Fund - Service Class	—	—	—	3	166	169	103	272
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Macquarie U.S. Growth Fund - Standard Class	$—	$(250,323)	$(250,323)	$3,467,018	$5,152,655	$8,619,673	$9,275,700	$17,645,050
LVIP Macquarie U.S. REIT Fund - Service Class	350	—	350	49	—	49	359	758
LVIP Macquarie U.S. REIT Fund - Standard Class	2,497,207	(357,205)	2,140,002	1,039,852	—	1,039,852	2,960,783	6,140,637
LVIP Macquarie Value Fund - Service Class	100	—	100	42	199	241	(16)	325
LVIP Macquarie Value Fund - Standard Class	2,165,858	(524,929)	1,640,929	(238,154)	4,157,349	3,919,195	1,496,510	7,056,634
LVIP Macquarie Wealth Builder Fund - Standard Class	74,330	(6,627)	67,703	(19,188)	—	(19,188)	144,530	193,045
LVIP MFS International Growth Fund - Service Class	519	—	519	267	1,474	1,741	(242)	2,018
LVIP MFS International Growth Fund - Standard Class	1,917,885	(534,693)	1,383,192	1,583,383	4,826,645	6,410,028	457,216	8,250,436
LVIP MFS Value Fund - Service Class	760	—	760	80	2,555	2,635	(18)	3,377
LVIP MFS Value Fund - Standard Class	5,200,594	(1,277,032)	3,923,562	6,775,002	16,150,616	22,925,618	3,272,320	30,121,500
LVIP Mondrian Global Income Fund - Standard Class	567,786	(99,574)	468,212	(590,796)	—	(590,796)	(1,192,709)	(1,315,293)
LVIP Mondrian International Value Fund - Service Class	952	—	952	298	339	637	(393)	1,196
LVIP Mondrian International Value Fund - Standard Class	1,872,851	(253,130)	1,619,721	1,046,379	610,439	1,656,818	(850,956)	2,425,583
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	15,760	(3,671)	12,089	34,542	64,894	99,436	56,839	168,364
LVIP PIMCO Low Duration Bond Fund - Standard Class	401,104	—	401,104	(846)	—	(846)	(33,612)	366,646
LVIP SSGA Bond Index Fund - Service Class	6,604	—	6,604	144	—	144	(5,101)	1,647
LVIP SSGA Bond Index Fund - Standard Class	4,461,309	(723,216)	3,738,093	(1,450,733)	—	(1,450,733)	(1,675,835)	611,525
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,083,483	(233,045)	850,438	133,126	217,689	350,815	730,646	1,931,899
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	947	—	947	312	—	312	511	1,770
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	38,424	—	38,424	(621)	—	(621)	33,107	70,910
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	722,322	(69,919)	652,403	163,159	99,618	262,777	1,337,820	2,253,000
LVIP SSGA International Index Fund - Service Class	5,336	—	5,336	1,574	—	1,574	(4,778)	2,132
LVIP SSGA International Index Fund - Standard Class	4,060,063	(606,835)	3,453,228	2,514,900	—	2,514,900	(3,343,950)	2,624,178
LVIP SSGA International Managed Volatility Fund - Standard Class	416,337	(54,804)	361,533	500,814	—	500,814	(580,218)	282,129
LVIP SSGA Mid-Cap Index Fund - Service Class	988	—	988	1,117	5,274	6,391	2,156	9,535
LVIP SSGA Mid-Cap Index Fund - Standard Class	81,056	—	81,056	3,001	331,557	334,558	190,005	605,619
LVIP SSGA Moderate Index Allocation Fund - Standard Class	5,384,402	(1,378,696)	4,005,706	4,076,862	2,063,960	6,140,822	4,796,769	14,943,297
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	—	—	—	818	—	818	(857)	(39)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	5,927,388	(1,393,955)	4,533,433	4,419,421	2,516,963	6,936,384	7,269,239	18,739,056
LVIP SSGA Nasdaq-100 Index Fund - Service Class	100	—	100	114	219	333	4,412	4,845
LVIP SSGA S&P 500 Index Fund - Service Class	5,792	—	5,792	7,556	43,032	50,588	44,792	101,172
LVIP SSGA S&P 500 Index Fund - Standard Class	21,027,120	(10,121,805)	10,905,315	68,131,837	128,400,762	196,532,599	160,306,820	367,744,734
LVIP SSGA Short-Term Bond Index Fund - Standard Class	173,554	—	173,554	751	—	751	(34,318)	139,987
LVIP SSGA Small-Cap Index Fund - Service Class	1,031	—	1,031	1,432	2,371	3,803	1,216	6,050
LVIP SSGA Small-Cap Index Fund - Standard Class	3,158,847	(876,294)	2,282,553	2,465,321	6,433,704	8,899,025	6,174,237	17,355,815
LVIP Structured Conservative Allocation Fund - Standard Class	560,177	(89,183)	470,994	(67,096)	1,600,172	1,533,076	(1,047,729)	956,341
LVIP Structured Moderate Allocation Fund - Standard Class	4,067,404	(678,122)	3,389,282	(177,564)	14,738,928	14,561,364	(8,929,534)	9,021,112
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	3,316,827	(548,156)	2,768,671	346,980	14,186,964	14,533,944	(8,296,075)	9,006,540
LVIP T. Rowe Price 2020 Fund - Standard Class	35,406	(2,167)	33,239	(13,746)	18,369	4,623	64,303	102,165
LVIP T. Rowe Price 2030 Fund - Standard Class	133,341	(4,995)	128,346	29,276	71,586	100,862	313,152	542,360
LVIP T. Rowe Price 2040 Fund - Standard Class	227,424	(7,205)	220,219	107,593	172,139	279,732	786,752	1,286,703
LVIP T. Rowe Price 2050 Fund - Standard Class	138,948	—	138,948	15,692	165,582	181,274	674,957	995,179
LVIP T. Rowe Price 2060 Fund - Standard Class	285,968	—	285,968	23,799	493,129	516,928	997,911	1,800,807
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	$25	$—	$25	$450	$2,399	$2,849	$1,931	$4,805
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	349,196	(547,487)	(198,291)	2,751,509	10,382,685	13,134,194	10,362,112	23,298,015
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	271,624	(76,120)	195,504	62,513	—	62,513	1,047,517	1,305,534
LVIP Vanguard Bond Allocation Fund - Service Class	—	—	—	377	—	377	—	377
LVIP Vanguard Bond Allocation Fund - Standard Class	5,620,381	(816,581)	4,803,800	(1,666,295)	—	(1,666,295)	(1,708,956)	1,428,549
LVIP Vanguard Domestic Equity ETF Fund - Service Class	—	—	—	5,350	52	5,402	—	5,402
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	3,207,857	(1,661,364)	1,546,493	17,817,796	1,546,881	19,364,677	30,986,939	51,898,109
LVIP Vanguard International Equity ETF Fund - Service Class	612	—	612	668	—	668	(828)	452
LVIP Vanguard International Equity ETF Fund - Standard Class	4,569,530	(969,020)	3,600,510	2,749,589	—	2,749,589	(1,554,449)	4,795,650
LVIP Wellington Capital Growth Fund - Service Class	—	—	—	(2,777)	5,827	3,050	(638)	2,412
LVIP Wellington Capital Growth Fund - Standard Class	—	(403,039)	(403,039)	(608,132)	27,092,849	26,484,717	(5,451,459)	20,630,219
LVIP Wellington SMID Cap Value Fund - Service Class	1	—	1	—	7	7	(6)	2
LVIP Wellington SMID Cap Value Fund - Standard Class	718,613	(304,236)	414,377	823,262	4,969,407	5,792,669	(47,620)	6,159,426
LVIP Western Asset Core Bond Fund - Service Class	1,421	—	1,421	(20)	—	(20)	(1,274)	127
M Capital Appreciation Fund	37,886	(3,705)	34,181	9,583	124,442	134,025	2,847	171,053
M International Equity Fund	70,800	(4,680)	66,120	15,656	—	15,656	1,182	82,958
M Large Cap Growth Fund	—	(7,384)	(7,384)	123,932	357,355	481,287	358,471	832,374
M Large Cap Value Fund	58,264	(6,057)	52,207	75,368	250,776	326,144	126,620	504,971
Macquarie VIP Emerging Markets Series - Service Class	177	—	177	475	—	475	61	713
Macquarie VIP Emerging Markets Series - Standard Class	3,818,395	(704,675)	3,113,720	1,428,879	—	1,428,879	1,991,263	6,533,862
Macquarie VIP Energy Series - Service Class	—	—	—	—	—	—	(9)	(9)
Macquarie VIP High Income Series - Service Class	57	—	57	—	—	—	(4)	53
Macquarie VIP Mid Cap Growth Series - Service Class	—	—	—	2	27	29	(15)	14
Macquarie VIP Science and Technology Series - Service Class	—	—	—	5	26	31	119	150
Macquarie VIP Small Cap Growth Series - Service Class	—	—	—	8	—	8	200	208
Macquarie VIP Small Cap Value Series - Service Class	5	—	5	—	21	21	38	64
Macquarie VIP Small Cap Value Series - Standard Class	1,595,622	(518,257)	1,077,365	2,490,467	4,405,734	6,896,201	4,380,002	12,353,568
MFS® VIT Growth Series - Initial Class	—	(559,568)	(559,568)	4,002,135	8,674,880	12,677,015	17,593,722	29,711,169
MFS® VIT Growth Series - Service Class	—	—	—	3	215	218	125	343
MFS® VIT New Discovery Series - Initial Class	—	—	—	357	—	357	91,052	91,409
MFS® VIT Total Return Series - Initial Class	2,463,195	(503,227)	1,959,968	21,140	4,768,535	4,789,675	(13,697)	6,735,946
MFS® VIT Utilities Series - Initial Class	1,447,139	(243,231)	1,203,908	549,962	1,785,762	2,335,724	3,371,614	6,911,246
MFS® VIT Utilities Series - Service Class	76	—	76	40	105	145	116	337
MFS® VIT II Core Equity Portfolio - Initial Class	18,126	(3,199)	14,927	59,745	131,899	191,644	321,903	528,474
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	6	—	6	48	—	48	(6)	48
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(44,348)	(44,348)	367,998	1,068,989	1,436,987	2,750,146	4,142,785
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	41,401	(13,407)	27,994	86,537	186,441	272,978	164,548	465,520
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	3,479	(3,108)	371	38,562	74,956	113,518	234,487	348,376
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	805,082	(160,151)	644,931	(1,494,960)	—	(1,494,960)	2,248,078	1,398,049
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	6	—	6	—	—	—	2	8
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	54	—	54	1	—	1	8	63
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	56	—	56	36	—	36	(57)	35
Putnam VT George Putnam Balanced Fund - Class IA	32,761	—	32,761	26,208	—	26,208	361,951	420,920
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Putnam VT Global Health Care Fund - Class IB	$11,181	$(4,865)	$6,316	$35,424	$102,972	$138,396	$(108,035)	$36,677
Putnam VT Large Cap Value Fund - Class IB	31,273	(5,591)	25,682	56,512	127,289	183,801	262,192	471,675
Templeton Foreign VIP Fund - Class 1	29,324	(6,228)	23,096	4,258	—	4,258	(42,085)	(14,731)
Templeton Foreign VIP Fund - Class 2	53,441	(4,459)	48,982	26,724	—	26,724	(96,904)	(21,198)
Templeton Global Bond VIP Fund - Class 1	—	(475,263)	(475,263)	(1,322,647)	—	(1,322,647)	(6,631,125)	(8,429,035)
Templeton Global Bond VIP Fund - Class 4	—	—	—	3	—	3	(267)	(264)
Templeton Growth VIP Fund - Class 1	85,566	(19,588)	65,978	83,314	23,161	106,475	214,736	387,189
Templeton Growth VIP Fund - Class 2	12,895	(2,505)	10,390	53,633	4,413	58,046	10,679	79,115
TOPS® Balanced ETF Portfolio - Class 2 Shares	129,044	(28,044)	101,000	33,697	29,607	63,304	209,910	374,214
TOPS® Balanced ETF Portfolio - Service Class Shares	39,467	—	39,467	1,965	9,055	11,020	56,096	106,583
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	312,917	(65,608)	247,309	98,940	239,941	338,881	623,148	1,209,338
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	46,286	—	46,286	7,377	36,491	43,868	81,014	171,168
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets
Years Ended December 31, 2023 and 2024

	AB VPS Discovery Value Portfolio - Class A	AB VPS International Value Portfolio - Class A	AB VPS Large Cap Growth Portfolio - Class A	AB VPS Relative Value Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A	American Funds Asset Allocation Fund - Class 4	American Funds Capital Income Builder® - Class 4	American Funds Global Growth Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$61,074,060	$9,187,196	$3,483,132	$17,496,086	$17,890,738	$—	$—	$192,666,332

Changes From Operations:
Net investment income (loss)	388,879	55,968	(9,492)	218,985	(43,172)	—	26	714,701
Net realized gain (loss) on investments	4,576,905	16,477	314,004	1,399,173	1,099,454	—	—	16,547,669
Net change in unrealized appreciation or depreciation on investments	5,787,626	1,235,356	882,940	332,499	1,751,071	—	114	24,310,590
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,753,410	1,307,801	1,187,452	1,950,657	2,807,353	—	140	41,572,960

Changes From Unit Transactions:
Net unit transactions	2,150,187	(954,424)	(217,023)	(1,292,970)	525,313	—	2,051	(2,403,120)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,150,187	(954,424)	(217,023)	(1,292,970)	525,313	—	2,051	(2,403,120)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,903,597	353,377	970,429	657,687	3,332,666	—	2,191	39,169,840

NET ASSETS AT DECEMBER 31, 2023	73,977,657	9,540,573	4,453,561	18,153,773	21,223,404	—	2,191	231,836,172

Changes From Operations:
Net investment income (loss)	355,109	246,771	(7,929)	227,820	(104,175)	163	152	2,664,907
Net realized gain (loss) on investments	4,457,739	105,371	542,077	1,018,461	393,643	167	56	12,608,756
Net change in unrealized appreciation or depreciation on investments	2,300,051	112,117	558,449	966,194	981,675	173	146	14,833,161
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,112,899	464,259	1,092,597	2,212,475	1,271,143	503	354	30,106,824

Changes From Unit Transactions:
Net unit transactions	(1,792,549)	(508,257)	(480,585)	(2,481,948)	1,177,695	10,270	3,039	2,240,141
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,792,549)	(508,257)	(480,585)	(2,481,948)	1,177,695	10,270	3,039	2,240,141

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,320,350	(43,998)	612,012	(269,473)	2,448,838	10,773	3,393	32,346,965

NET ASSETS AT DECEMBER 31, 2024	$79,298,007	$9,496,575	$5,065,573	$17,884,300	$23,672,242	$10,773	$5,584	$264,183,137
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Global Growth Fund - Class 4	American Funds Global Small Capitalization Fund - Class 2	American Funds Global Small Capitalization Fund - Class 4	American Funds Growth Fund - Class 2	American Funds Growth Fund - Class 4	American Funds Growth-Income Fund - Class 2	American Funds Growth-Income Fund - Class 4	American Funds International Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$84	$113,573,971	$—	$550,770,583	$1,999	$514,194,348	$—	$226,623,539

Changes From Operations:
Net investment income (loss)	6	(341,395)	—	(1,083,377)	22	4,656,485	—	1,963,723
Net realized gain (loss) on investments	16	(3,720,009)	—	40,738,550	78	37,038,317	—	(7,561,789)
Net change in unrealized appreciation or depreciation on investments	86	22,284,750	4	164,584,231	5,205	87,972,854	(12)	40,049,050
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	108	18,223,346	4	204,239,404	5,305	129,667,656	(12)	34,450,984

Changes From Unit Transactions:
Net unit transactions	1,214	4,083,167	47	(26,382,168)	45,455	(11,984,916)	4,470	900,812
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,214	4,083,167	47	(26,382,168)	45,455	(11,984,916)	4,470	900,812

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,322	22,306,513	51	177,857,236	50,760	117,682,740	4,458	35,351,796

NET ASSETS AT DECEMBER 31, 2023	1,406	135,880,484	51	728,627,819	52,759	631,877,088	4,458	261,975,335

Changes From Operations:
Net investment income (loss)	53	780,365	3	(1,219,138)	180	4,070,991	78	2,071,237
Net realized gain (loss) on investments	120	769,436	15	56,008,089	3,899	54,825,751	473	(1,339,814)
Net change in unrealized appreciation or depreciation on investments	71	1,056,338	(16)	166,278,172	25,557	86,792,527	673	6,012,161
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	244	2,606,139	2	221,067,123	29,636	145,689,269	1,224	6,743,584

Changes From Unit Transactions:
Net unit transactions	2,968	3,523,148	451	(49,243,229)	81,572	(37,349,357)	8,332	8,883,186
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,968	3,523,148	451	(49,243,229)	81,572	(37,349,357)	8,332	8,883,186

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,212	6,129,287	453	171,823,894	111,208	108,339,912	9,556	15,626,770

NET ASSETS AT DECEMBER 31, 2024	$4,618	$142,009,771	$504	$900,451,713	$163,967	$740,217,000	$14,014	$277,602,105
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds International Fund - Class 4	American Funds New World Fund® - Class 4	American Funds Washington Mutual Investors Fund - Class 4	ClearBridge Variable Growth Portfolio - Class II	ClearBridge Variable Large Cap Growth Portfolio - Class II	ClearBridge Variable Mid Cap Portfolio - Class I	ClearBridge Variable Mid Cap Portfolio - Class II	Columbia VP Commodity Strategy Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$876	$2,468	$1,763	$—	$—	$36,152,786	$—	$—

Changes From Operations:
Net investment income (loss)	59	187	251	—	—	(199,112)	—	—
Net realized gain (loss) on investments	11	(294)	(223)	53	(72)	188,726	—	—
Net change in unrealized appreciation or depreciation on investments	470	1,286	1,938	27	357	4,927,976	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	540	1,179	1,966	80	285	4,917,590	—	—

Changes From Unit Transactions:
Net unit transactions	5,450	15,482	21,242	468	5,173	4,666,204	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,450	15,482	21,242	468	5,173	4,666,204	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,990	16,661	23,208	548	5,458	9,583,794	—	—

NET ASSETS AT DECEMBER 31, 2023	6,866	19,129	24,971	548	5,458	45,736,580	—	—

Changes From Operations:
Net investment income (loss)	144	491	961	1	—	16,423	1	1
Net realized gain (loss) on investments	85	610	1,131	83	433	1,718,305	(15)	—
Net change in unrealized appreciation or depreciation on investments	(503)	410	5,969	(66)	1,042	2,828,340	2	5
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(274)	1,511	8,061	18	1,475	4,563,068	(12)	6

Changes From Unit Transactions:
Net unit transactions	10,222	20,820	43,789	(348)	1,548	1,288,447	103	267
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,222	20,820	43,789	(348)	1,548	1,288,447	103	267

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,948	22,331	51,850	(330)	3,023	5,851,515	91	273

NET ASSETS AT DECEMBER 31, 2024	$16,814	$41,460	$76,821	$218	$8,481	$51,588,095	$91	$273
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Columbia VP Strategic Income Fund - Class 2	DWS Alternative Asset Allocation VIP Portfolio - Class A	DWS Equity 500 Index VIP Portfolio - Class A	DWS Small Cap Index VIP Portfolio - Class A	Fidelity® VIP Asset Manager Portfolio - Initial Class	Fidelity® VIP Balanced Portfolio - Service Class 2	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$20,023,284	$45,610,730	$9,688,954	$359,906	$—	$4,444,294	$268,212,189

Changes From Operations:
Net investment income (loss)	—	1,288,058	545,923	84,131	5,660	43	36,101	(468,311)
Net realized gain (loss) on investments	—	(145,517)	3,834,413	(159,879)	2,277	—	231,432	18,911,620
Net change in unrealized appreciation or depreciation on investments	—	8,879	6,688,623	1,615,035	32,013	246	1,515,512	67,224,707
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	1,151,420	11,068,959	1,539,287	39,950	289	1,783,045	85,668,016

Changes From Unit Transactions:
Net unit transactions	—	859,689	(4,888,661)	(560,362)	(69,681)	4,118	2,079,416	(19,380,804)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	859,689	(4,888,661)	(560,362)	(69,681)	4,118	2,079,416	(19,380,804)

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	2,011,109	6,180,298	978,925	(29,731)	4,407	3,862,461	66,287,212

NET ASSETS AT DECEMBER 31, 2023	—	22,034,393	51,791,028	10,667,879	330,175	4,407	8,306,755	334,499,401

Changes From Operations:
Net investment income (loss)	27	746,885	566,021	103,602	6,344	248	24,785	(1,528,060)
Net realized gain (loss) on investments	—	(87,395)	5,555,682	202,569	4,073	385	1,720,942	72,962,603
Net change in unrealized appreciation or depreciation on investments	—	526,174	6,205,725	855,415	14,486	1,039	1,333,843	35,639,370
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27	1,185,664	12,327,428	1,161,586	24,903	1,672	3,079,570	107,073,913

Changes From Unit Transactions:
Net unit transactions	583	292,739	(4,128,558)	(390,327)	(18,746)	11,264	3,554,119	(32,338,268)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	583	292,739	(4,128,558)	(390,327)	(18,746)	11,264	3,554,119	(32,338,268)

TOTAL INCREASE (DECREASE) IN NET ASSETS	610	1,478,403	8,198,870	771,259	6,157	12,936	6,633,689	74,735,645

NET ASSETS AT DECEMBER 31, 2024	$610	$23,512,796	$59,989,898	$11,439,138	$336,332	$17,343	$14,940,444	$409,235,046
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Contrafund® Portfolio - Service Class 2	Fidelity® VIP Equity-Income Portfolio - Initial Class	Fidelity® VIP Equity-Income Portfolio - Service Class	Fidelity® VIP Growth Opportunities Portfolio - Service Class	Fidelity® VIP Growth Portfolio - Service Class	Fidelity® VIP Growth Portfolio - Service Class 2	Fidelity® VIP High Income Portfolio - Service Class	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$58	$1,809,229	$5,384,339	$4,112,389	$99,387,016	$57	$1,342,846	$722,033

Changes From Operations:
Net investment income (loss)	10	25,231	89,827	(10,191)	(611,091)	—	76,994	15,231
Net realized gain (loss) on investments	109	66,784	241,025	(77,195)	7,569,798	1,190	(14,359)	(8,167)
Net change in unrealized appreciation or depreciation on investments	246	84,955	225,806	1,957,247	29,538,309	1,335	74,101	33,804
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	365	176,970	556,658	1,869,861	36,497,016	2,525	136,736	40,868

Changes From Unit Transactions:
Net unit transactions	4,263	(68,143)	62,685	76,136	7,124,895	25,099	(7,841)	819
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,263	(68,143)	62,685	76,136	7,124,895	25,099	(7,841)	819

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,628	108,827	619,343	1,945,997	43,621,911	27,624	128,895	41,687

NET ASSETS AT DECEMBER 31, 2023	4,686	1,918,056	6,003,682	6,058,386	143,008,927	27,681	1,471,741	763,720

Changes From Operations:
Net investment income (loss)	4	24,953	96,436	(13,897)	(812,012)	—	96,943	22,404
Net realized gain (loss) on investments	3,957	155,833	653,795	230,767	47,155,562	16,831	(10,096)	(10,068)
Net change in unrealized appreciation or depreciation on investments	1,183	98,387	143,457	2,013,255	(4,260,564)	(5,782)	43,857	(2,300)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,144	279,173	893,688	2,230,125	42,082,986	11,049	130,704	10,036

Changes From Unit Transactions:
Net unit transactions	20,662	(125,964)	(284,713)	(888,715)	979,620	40,574	124,214	(11,705)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	20,662	(125,964)	(284,713)	(888,715)	979,620	40,574	124,214	(11,705)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,806	153,209	608,975	1,341,410	43,062,606	51,623	254,918	(1,669)

NET ASSETS AT DECEMBER 31, 2024	$30,492	$2,071,265	$6,612,657	$7,399,796	$186,071,533	$79,304	$1,726,659	$762,051
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Mid Cap Portfolio - Service Class	Fidelity® VIP Mid Cap Portfolio - Service Class 2	Fidelity® VIP Overseas Portfolio - Service Class	Fidelity® VIP Strategic Income Portfolio - Service Class 2	First Trust Capital Strength Hedged Equity Portfolio - Class I	First Trust Capital Strength Portfolio - Class I	First Trust International Developed Capital Strength Portfolio - Class I	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$137,206,553	$59	$7,245,137	$—	$—	$133	$—	$—

Changes From Operations:
Net investment income (loss)	(88,997)	16	49,943	29	—	11	—	—
Net realized gain (loss) on investments	4,364,799	106	190,990	—	—	—	—	—
Net change in unrealized appreciation or depreciation on investments	16,712,387	265	1,131,764	8	—	114	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,988,189	387	1,372,697	37	—	125	—	—

Changes From Unit Transactions:
Net unit transactions	10,777,680	4,235	(720,543)	791	—	1,436	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,777,680	4,235	(720,543)	791	—	1,436	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,765,869	4,622	652,154	828	—	1,561	—	—

NET ASSETS AT DECEMBER 31, 2023	168,972,422	4,681	7,897,291	828	—	1,694	—	—

Changes From Operations:
Net investment income (loss)	(117,720)	39	112,242	110	385	869	71	4,298
Net realized gain (loss) on investments	28,388,684	1,611	711,804	1	44	13,067	107	44
Net change in unrealized appreciation or depreciation on investments	9,226	(449)	(462,624)	14	(1,981)	(17,676)	(114)	(13,252)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,280,190	1,201	361,422	125	(1,552)	(3,740)	64	(8,910)

Changes From Unit Transactions:
Net unit transactions	(4,205,475)	5,690	(220,602)	2,363	103,458	216,154	4,670	378,627
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,205,475)	5,690	(220,602)	2,363	103,458	216,154	4,670	378,627

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,074,715	6,891	140,820	2,488	101,906	212,414	4,734	369,717

NET ASSETS AT DECEMBER 31, 2024	$193,047,137	$11,572	$8,038,111	$3,316	$101,906	$214,108	$4,734	$369,717
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Franklin Income VIP Fund - Class 1	Franklin Mutual Shares VIP Fund - Class 1	Franklin Rising Dividends VIP Fund - Class 4	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Franklin Small-Mid Cap Growth VIP Fund - Class 4	Goldman Sachs VIT Government Money Market Fund - Service Shares	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	Invesco V.I. American Franchise Fund - Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$124,898,686	$69,348,063	$—	$15,307,924	$—	$—	$—	$10,501,101

Changes From Operations:
Net investment income (loss)	7,705,130	1,224,230	—	(40,050)	—	27	4	(32,180)
Net realized gain (loss) on investments	8,341,717	4,816,069	(25)	(759,931)	(27)	—	—	43,441
Net change in unrealized appreciation or depreciation on investments	(4,068,238)	3,313,692	110	4,976,070	1,089	—	219	4,118,688
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,978,609	9,353,991	85	4,176,089	1,062	27	223	4,129,949

Changes From Unit Transactions:
Net unit transactions	45,213,993	2,119,589	1,927	260,118	11,891	6,870	2,049	(1,083,111)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	45,213,993	2,119,589	1,927	260,118	11,891	6,870	2,049	(1,083,111)

TOTAL INCREASE (DECREASE) IN NET ASSETS	57,192,602	11,473,580	2,012	4,436,207	12,953	6,897	2,272	3,046,838

NET ASSETS AT DECEMBER 31, 2023	182,091,288	80,821,643	2,012	19,744,131	12,953	6,897	2,272	13,547,939

Changes From Operations:
Net investment income (loss)	8,557,204	1,536,709	19	(41,725)	—	1,109	17	(39,906)
Net realized gain (loss) on investments	(370,293)	1,331,052	112	(181,678)	115	—	359	219,977
Net change in unrealized appreciation or depreciation on investments	4,045,605	6,120,537	167	2,342,974	2,200	—	(544)	4,340,483
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,232,516	8,988,298	298	2,119,571	2,315	1,109	(168)	4,520,554

Changes From Unit Transactions:
Net unit transactions	(1,203,725)	(2,269,736)	2,006	(1,754,921)	11,336	19,595	3,008	(1,342,648)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,203,725)	(2,269,736)	2,006	(1,754,921)	11,336	19,595	3,008	(1,342,648)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,028,791	6,718,562	2,304	364,650	13,651	20,704	2,840	3,177,906

NET ASSETS AT DECEMBER 31, 2024	$193,120,079	$87,540,205	$4,316	$20,108,781	$26,604	$27,601	$5,112	$16,725,845
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Invesco V.I. Core Equity Fund - Series I Shares	Invesco V.I. Core Plus Bond Fund - Series I Shares	Invesco V.I. Diversified Dividend Fund - Series II Shares	Invesco V.I. EQV International Equity Fund - Series I Shares	Invesco V.I. Main Street Small Cap Fund®- Series II Shares	Janus Henderson Balanced Portfolio - Institutional Shares	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$13,020,999	$842,587	$—	$33,813,421	$638	$9,164,165	$9,831,817	$4,043,242

Changes From Operations:
Net investment income (loss)	67,082	17,996	—	(153,637)	70	186,561	127,554	(6,468)
Net realized gain (loss) on investments	118,578	(2,843)	—	(492,035)	(59)	48,554	312,982	314,733
Net change in unrealized appreciation or depreciation on investments	2,704,326	32,276	—	6,469,003	1,337	1,153,896	844,706	367,740
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,889,986	47,429	—	5,823,331	1,348	1,389,011	1,285,242	676,005

Changes From Unit Transactions:
Net unit transactions	(1,129,382)	16,526	—	(338,391)	9,719	(267,387)	(2,490,363)	(226,320)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,129,382)	16,526	—	(338,391)	9,719	(267,387)	(2,490,363)	(226,320)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,760,604	63,955	—	5,484,940	11,067	1,121,624	(1,205,121)	449,685

NET ASSETS AT DECEMBER 31, 2023	14,781,603	906,542	—	39,298,361	11,705	10,285,789	8,626,696	4,492,927

Changes From Operations:
Net investment income (loss)	72,675	33,095	1	481,711	—	199,369	136,657	18,686
Net realized gain (loss) on investments	1,474,782	(2,379)	19	239,777	1,747	205,544	725,588	244,076
Net change in unrealized appreciation or depreciation on investments	2,033,834	(4,373)	(2)	(773,787)	1,705	1,098,001	362,675	369,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,581,291	26,343	18	(52,299)	3,452	1,502,914	1,224,920	632,558

Changes From Unit Transactions:
Net unit transactions	(1,653,555)	123,882	70	2,083,752	24,214	(966,221)	(692,514)	(603,277)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,653,555)	123,882	70	2,083,752	24,214	(966,221)	(692,514)	(603,277)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,927,736	150,225	88	2,031,453	27,666	536,693	532,406	29,281

NET ASSETS AT DECEMBER 31, 2024	$16,709,339	$1,056,767	$88	$41,329,814	$39,371	$10,822,482	$9,159,102	$4,522,208
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Janus Henderson Global Research Portfolio - Institutional Shares	Janus Henderson Global Research Portfolio - Service Shares	Janus Henderson Global Technology and Innovation Portfolio - Service Shares	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	Lincoln Hedged S&P 500 Fund - Service Class	LVIP AllianceBernstein Large Cap Growth Fund - Service Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	LVIP American Balanced Allocation Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$8,658,636	$1,869,247	$2,889,595	$34,963,549	$—	$—	$122,197,577	$—

Changes From Operations:
Net investment income (loss)	67,122	10,698	(7,305)	(75,119)	—	—	(922,600)	45,840
Net realized gain (loss) on investments	262,183	196,735	(52,811)	(1,069,350)	—	17	(59,747)	64,061
Net change in unrealized appreciation or depreciation on investments	1,860,177	260,661	1,599,493	3,198,664	—	1,866	55,056,721	4,169
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,189,482	468,094	1,539,377	2,054,195	—	1,883	54,074,374	114,070

Changes From Unit Transactions:
Net unit transactions	(877,096)	(178,586)	(122,531)	(37,017,744)	—	20,212	(12,495,072)	1,606,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(877,096)	(178,586)	(122,531)	(37,017,744)	—	20,212	(12,495,072)	1,606,951

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,312,386	289,508	1,416,846	(34,963,549)	—	22,095	41,579,302	1,721,021

NET ASSETS AT DECEMBER 31, 2023	9,971,022	2,158,755	4,306,441	—	—	22,095	163,776,879	1,721,021

Changes From Operations:
Net investment income (loss)	61,448	9,237	(10,286)	—	319	—	(1,018,553)	150,267
Net realized gain (loss) on investments	539,725	167,347	170,875	—	19,594	739	11,523,544	14,604
Net change in unrealized appreciation or depreciation on investments	1,670,852	300,482	1,182,992	—	(10,918)	6,822	30,505,820	169,379
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,272,025	477,066	1,343,581	—	8,995	7,561	41,010,811	334,250

Changes From Unit Transactions:
Net unit transactions	(749,406)	(307,694)	(507,397)	—	253,441	30,497	(8,558,609)	4,293,330
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(749,406)	(307,694)	(507,397)	—	253,441	30,497	(8,558,609)	4,293,330

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,522,619	169,372	836,184	—	262,436	38,058	32,452,202	4,627,580

NET ASSETS AT DECEMBER 31, 2024	$11,493,641	$2,328,127	$5,142,625	$—	$262,436	$60,153	$196,229,081	$6,348,601
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP American Century Balanced Fund - Standard Class II	LVIP American Century Inflation Protection Fund - Standard Class II	LVIP American Century Ultra Fund - Service Class	LVIP American Century Ultra Fund - Standard Class	LVIP American Growth Allocation Fund - Service Class	LVIP American Growth Allocation Fund - Standard Class	LVIP American Income Allocation Fund - Standard Class	LVIP Baron Growth Opportunities Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$55,173,570	$11,556,703	$—	$—	$—	$20,314,996	$2,169,654	$62,883,408

Changes From Operations:
Net investment income (loss)	715,802	396,081	—	—	—	1,077,292	139,258	(357,755)
Net realized gain (loss) on investments	(320,984)	(220,111)	—	—	—	8,515,193	308,120	2,946,403
Net change in unrealized appreciation or depreciation on investments	8,315,830	215,362	—	—	—	(5,106,328)	(71,270)	8,511,446
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,710,648	391,332	—	—	—	4,486,157	376,108	11,100,094

Changes From Unit Transactions:
Net unit transactions	2,043,613	(30,732)	—	—	140	18,200,398	2,215,800	4,970,722
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,043,613	(30,732)	—	—	140	18,200,398	2,215,800	4,970,722

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,754,261	360,600	—	—	140	22,686,555	2,591,908	16,070,816

NET ASSETS AT DECEMBER 31, 2023	65,927,831	11,917,303	—	—	140	43,001,551	4,761,562	78,954,224

Changes From Operations:
Net investment income (loss)	1,002,741	438,558	—	(236,978)	32	1,464,678	206,621	(164,721)
Net realized gain (loss) on investments	216,814	(204,815)	377	2,096,867	4	139,968	(2,637)	4,557,345
Net change in unrealized appreciation or depreciation on investments	6,376,766	(23,555)	1,517	6,945,000	41	4,302,662	261,790	34,948
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,596,321	210,188	1,894	8,804,889	77	5,907,308	465,774	4,427,572

Changes From Unit Transactions:
Net unit transactions	3,966,199	(537,427)	30,386	126,447,482	1,722	20,905,467	1,710,737	6,020,015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,966,199	(537,427)	30,386	126,447,482	1,722	20,905,467	1,710,737	6,020,015

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,562,520	(327,239)	32,280	135,252,371	1,799	26,812,775	2,176,511	10,447,587

NET ASSETS AT DECEMBER 31, 2024	$77,490,351	$11,590,064	$32,280	$135,252,371	$1,939	$69,814,326	$6,938,073	$89,401,811
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Baron Growth Opportunities Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Service Class	LVIP BlackRock Global Allocation Fund - Standard Class	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	LVIP BlackRock Real Estate Fund - Service Class	LVIP BlackRock Real Estate Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,581,124	$44,580,183	$—	$300,862,104	$32,635,438	$59,222,394	$—	$36,251,175

Changes From Operations:
Net investment income (loss)	(3,862)	916,312	16	7,049,473	515,043	1,135,703	29	992,420
Net realized gain (loss) on investments	86,592	4,314,823	—	(1,274,417)	(127,916)	(1,463,660)	1	(1,703,838)
Net change in unrealized appreciation or depreciation on investments	461,412	(1,482,132)	42	33,066,260	3,196,985	2,988,975	109	5,518,714
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	544,142	3,749,003	58	38,841,316	3,584,112	2,661,018	139	4,807,296

Changes From Unit Transactions:
Net unit transactions	862,365	(1,001,183)	870	2,056,562	775,457	2,387,737	3,967	1,792,327
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	862,365	(1,001,183)	870	2,056,562	775,457	2,387,737	3,967	1,792,327

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,406,507	2,747,820	928	40,897,878	4,359,569	5,048,755	4,106	6,599,623

NET ASSETS AT DECEMBER 31, 2023	3,987,631	47,328,003	928	341,759,982	36,995,007	64,271,149	4,106	42,850,798

Changes From Operations:
Net investment income (loss)	21,371	1,122,016	7	2,783,675	622,299	2,726,932	117	1,014,561
Net realized gain (loss) on investments	107,822	4,692,270	85	13,280,690	337,983	(596,256)	8	(903,050)
Net change in unrealized appreciation or depreciation on investments	138,797	(706,479)	(1)	14,188,443	2,971,969	(608,179)	(118)	654,532
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	267,990	5,107,807	91	30,252,808	3,932,251	1,522,497	7	766,043

Changes From Unit Transactions:
Net unit transactions	1,190,865	(2,399,663)	(346)	(792,005)	(219,414)	14,616,266	4,056	(422,794)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,190,865	(2,399,663)	(346)	(792,005)	(219,414)	14,616,266	4,056	(422,794)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,458,855	2,708,144	(255)	29,460,803	3,712,837	16,138,763	4,063	343,249

NET ASSETS AT DECEMBER 31, 2024	$5,446,486	$50,036,147	$673	$371,220,785	$40,707,844	$80,409,912	$8,169	$43,194,047
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	LVIP Dimensional International Core Equity Fund - Standard Class	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$15,378,541	$9,083,456	$9,983,746	$1,271,863	$38,819,084	$11,996,546	$42,754,181	$47,786,041

Changes From Operations:
Net investment income (loss)	210,416	3,121	(25,660)	3,946	976,452	379,617	354,283	260,516
Net realized gain (loss) on investments	(184,354)	198,633	541,408	91,185	330,546	93,647	2,705,322	3,647,152
Net change in unrealized appreciation or depreciation on investments	1,728,429	2,779,276	1,195,560	167,775	4,515,633	1,397,682	6,482,591	5,772,282
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,754,491	2,981,030	1,711,308	262,906	5,822,631	1,870,946	9,542,196	9,679,950

Changes From Unit Transactions:
Net unit transactions	(200,874)	(203,592)	(158,532)	(113,755)	152,255	(498,511)	440,201	(2,819,685)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(200,874)	(203,592)	(158,532)	(113,755)	152,255	(498,511)	440,201	(2,819,685)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,553,617	2,777,438	1,552,776	149,151	5,974,886	1,372,435	9,982,397	6,860,265

NET ASSETS AT DECEMBER 31, 2023	16,932,158	11,860,894	11,536,522	1,421,014	44,793,970	13,368,981	52,736,578	54,646,306

Changes From Operations:
Net investment income (loss)	272,210	(41,796)	(48,375)	14,673	863,700	337,202	290,556	218,487
Net realized gain (loss) on investments	149,260	1,646,600	1,775,372	187,419	318,614	626,744	4,311,548	5,068,405
Net change in unrealized appreciation or depreciation on investments	1,816,648	1,908,071	421,162	188,302	(179,282)	(387,719)	6,013,902	4,334,908
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,238,118	3,512,875	2,148,159	390,394	1,003,032	576,227	10,616,006	9,621,800

Changes From Unit Transactions:
Net unit transactions	1,131,778	(1,040,702)	(1,042,704)	1,492,316	4,894,724	(21,849)	(1,191,602)	(1,646,511)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,131,778	(1,040,702)	(1,042,704)	1,492,316	4,894,724	(21,849)	(1,191,602)	(1,646,511)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,369,896	2,472,173	1,105,455	1,882,710	5,897,756	554,378	9,424,404	7,975,289

NET ASSETS AT DECEMBER 31, 2024	$20,302,054	$14,333,067	$12,641,977	$3,303,724	$50,691,726	$13,923,359	$62,160,982	$62,621,595
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$13,624,757	$8,404,385	$—	$60,396,459	$40,958,464	$—	$62,382,003	$—

Changes From Operations:
Net investment income (loss)	108,557	110,596	54	1,691,671	1,480,794	56	779,872	4
Net realized gain (loss) on investments	2,701,175	735,028	—	(1,761,488)	(413,827)	259	6,059,182	—
Net change in unrealized appreciation or depreciation on investments	113,660	541,840	55	5,709,696	5,963,530	(209)	4,016,719	31
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,923,392	1,387,464	109	5,639,879	7,030,497	106	10,855,773	35

Changes From Unit Transactions:
Net unit transactions	(122,310)	(243,569)	1,779	(617,045)	(3,053,630)	4,232	2,971,287	295
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(122,310)	(243,569)	1,779	(617,045)	(3,053,630)	4,232	2,971,287	295

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,801,082	1,143,895	1,888	5,022,834	3,976,867	4,338	13,827,060	330

NET ASSETS AT DECEMBER 31, 2023	16,425,839	9,548,280	1,888	65,419,293	44,935,331	4,338	76,209,063	330

Changes From Operations:
Net investment income (loss)	175,553	132,578	105	1,973,432	1,543,106	81	511,102	18
Net realized gain (loss) on investments	3,208,049	1,156,672	10	(702,927)	323,288	557	6,543,549	—
Net change in unrealized appreciation or depreciation on investments	(238,835)	(138,783)	(65)	4,253,263	(567,873)	1,016	13,653,509	99
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,144,767	1,150,467	50	5,523,768	1,298,521	1,654	20,708,160	117

Changes From Unit Transactions:
Net unit transactions	(2,260,430)	(267,953)	1,667	(762,772)	2,830,225	5,407	(5,044,444)	1,623
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,260,430)	(267,953)	1,667	(762,772)	2,830,225	5,407	(5,044,444)	1,623

TOTAL INCREASE (DECREASE) IN NET ASSETS	884,337	882,514	1,717	4,760,996	4,128,746	7,061	15,663,716	1,740

NET ASSETS AT DECEMBER 31, 2024	$17,310,176	$10,430,794	$3,605	$70,180,289	$49,064,077	$11,399	$91,872,779	$2,070
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	LVIP Government Money Market Fund - Standard Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	LVIP JPMorgan Core Bond Fund - Service Class	LVIP JPMorgan High Yield Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$75,505,617	$47,116,335	$117,486,513	$90,864,383	$94,895,943	$2,088,202	$1,450	$1,243

Changes From Operations:
Net investment income (loss)	857,623	748,017	1,744,584	1,344,586	3,741,108	31,857	106	206
Net realized gain (loss) on investments	2,961,282	(917,116)	(4,520,654)	(3,953,166)	(36)	117,053	(6)	(3)
Net change in unrealized appreciation or depreciation on investments	8,244,254	4,453,936	17,142,731	12,643,669	36	95,803	32	184
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,063,159	4,284,837	14,366,661	10,035,089	3,741,108	244,713	132	387

Changes From Unit Transactions:
Net unit transactions	3,591,206	(969,931)	(5,466,051)	(4,308,747)	(11,291,919)	82,310	1,887	3,138
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,591,206	(969,931)	(5,466,051)	(4,308,747)	(11,291,919)	82,310	1,887	3,138

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,654,365	3,314,906	8,900,610	5,726,342	(7,550,811)	327,023	2,019	3,525

NET ASSETS AT DECEMBER 31, 2023	91,159,982	50,431,241	126,387,123	96,590,725	87,345,132	2,415,225	3,469	4,768

Changes From Operations:
Net investment income (loss)	504,558	1,606,188	3,387,876	2,630,238	3,994,855	35,447	232	839
Net realized gain (loss) on investments	571,164	(185,379)	685,782	423,673	2,890	233,299	(213)	(35)
Net change in unrealized appreciation or depreciation on investments	10,379,741	2,283,822	9,235,958	6,197,907	25	29,698	112	(217)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,455,463	3,704,631	13,309,616	9,251,818	3,997,770	298,444	131	587

Changes From Unit Transactions:
Net unit transactions	(3,049,609)	(999,366)	(4,834,867)	(4,853,705)	(3,884,767)	(15,800)	(3,600)	3,297
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,049,609)	(999,366)	(4,834,867)	(4,853,705)	(3,884,767)	(15,800)	(3,600)	3,297

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,405,854	2,705,265	8,474,749	4,398,113	113,003	282,644	(3,469)	3,884

NET ASSETS AT DECEMBER 31, 2024	$99,565,836	$53,136,506	$134,861,872	$100,988,838	$87,458,135	$2,697,869	$—	$8,652
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP JPMorgan High Yield Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	LVIP Loomis Sayles Global Growth Fund - Standard Class	LVIP Macquarie Bond Fund - Service Class	LVIP Macquarie Bond Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$76,031,636	$402,308	$16,008,271	$507,238	$—	$230,190,684	$35,513,669	$11,396

Changes From Operations:
Net investment income (loss)	3,630,067	15,943	176,555	3,773	147	7,468,730	1,758,564	1,420
Net realized gain (loss) on investments	(2,135,176)	(551)	1,666,739	17,636	(136)	(6,085,444)	(81,657)	(32)
Net change in unrealized appreciation or depreciation on investments	7,213,258	32,306	76,057	197,610	263	12,555,319	111,037	416
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,708,149	47,698	1,919,351	219,019	274	13,938,605	1,787,944	1,804

Changes From Unit Transactions:
Net unit transactions	4,599,750	35,266	548,376	298,553	5,214	40,977,213	1,622,551	25,579
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,599,750	35,266	548,376	298,553	5,214	40,977,213	1,622,551	25,579

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,307,899	82,964	2,467,727	517,572	5,488	54,915,818	3,410,495	27,383

NET ASSETS AT DECEMBER 31, 2023	89,339,535	485,272	18,475,998	1,024,810	5,488	285,106,502	38,924,164	38,779

Changes From Operations:
Net investment income (loss)	6,720,464	19,614	185,757	463	683	15,295,777	1,889,036	3,001
Net realized gain (loss) on investments	(1,032,678)	6,802	2,039,470	59,593	15	(4,378,816)	(16,592)	205
Net change in unrealized appreciation or depreciation on investments	1,505,351	10,561	537,865	225,920	(655)	(6,746,774)	358,687	(1,861)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,193,137	36,977	2,763,092	285,976	43	4,170,187	2,231,131	1,345

Changes From Unit Transactions:
Net unit transactions	8,603,556	137,865	(963,717)	569,438	12,815	53,936,189	2,301,600	36,700
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,603,556	137,865	(963,717)	569,438	12,815	53,936,189	2,301,600	36,700

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,796,693	174,842	1,799,375	855,414	12,858	58,106,376	4,532,731	38,045

NET ASSETS AT DECEMBER 31, 2024	$105,136,228	$660,114	$20,275,373	$1,880,224	$18,346	$343,212,878	$43,456,895	$76,824
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Service Class	LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Service Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$90,087,535	$16,829,699	$1,656	$85,446,064	$581	$29,175,303	$—	$83,352,840

Changes From Operations:
Net investment income (loss)	3,587,125	1,174,747	121	3,022,254	110	415,653	2	528,609
Net realized gain (loss) on investments	(2,880,437)	(575,819)	(2)	(935,243)	40	2,841,934	8	4,754,016
Net change in unrealized appreciation or depreciation on investments	4,751,098	1,478,443	27	2,015,702	750	339,658	12	8,382,422
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,457,786	2,077,371	146	4,102,713	900	3,597,245	22	13,665,047

Changes From Unit Transactions:
Net unit transactions	7,704,458	(93,545)	2,169	11,795,400	7,885	3,885,055	223	2,903,839
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,704,458	(93,545)	2,169	11,795,400	7,885	3,885,055	223	2,903,839

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,162,244	1,983,826	2,315	15,898,113	8,785	7,482,300	245	16,568,886

NET ASSETS AT DECEMBER 31, 2023	103,249,779	18,813,525	3,971	101,344,177	9,366	36,657,603	245	99,921,726

Changes From Operations:
Net investment income (loss)	4,429,974	1,158,763	—	3,879,564	262	416,548	6	103,545
Net realized gain (loss) on investments	(1,607,179)	(351,630)	194	(538,694)	939	1,895,245	87	7,348,178
Net change in unrealized appreciation or depreciation on investments	(1,080,440)	402,397	34	739,065	1,175	3,012,929	75	6,693,439
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,742,355	1,209,530	228	4,079,935	2,376	5,324,722	168	14,145,162

Changes From Unit Transactions:
Net unit transactions	11,101,601	(1,237,462)	(4,199)	4,755,149	13,984	648,530	1,296	(4,334,138)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,101,601	(1,237,462)	(4,199)	4,755,149	13,984	648,530	1,296	(4,334,138)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,843,956	(27,932)	(3,971)	8,835,084	16,360	5,973,252	1,464	9,811,024

NET ASSETS AT DECEMBER 31, 2024	$116,093,735	$18,785,593	$—	$110,179,261	$25,726	$42,630,855	$1,709	$109,732,750
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Service Class	LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Service Class	LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Macquarie Value Fund - Service Class	LVIP Macquarie Value Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$12,207,463	$—	$39,750,640	$1,369	$65,165,135	$61	$92,656,533	$2,516,845

Changes From Operations:
Net investment income (loss)	89,764	—	(225,016)	98	2,129,962	3	1,201,393	60,771
Net realized gain (loss) on investments	1,144,108	—	(1,541,796)	(4)	(552,496)	7	2,980,254	(96,197)
Net change in unrealized appreciation or depreciation on investments	2,341,179	—	19,939,098	157	6,777,130	(4)	(1,049,430)	257,734
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,575,051	—	18,172,286	251	8,354,596	6	3,132,217	222,308

Changes From Unit Transactions:
Net unit transactions	(92,006)	—	(4,253,676)	1,722	3,122,328	5,107	6,877,964	(248,081)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(92,006)	—	(4,253,676)	1,722	3,122,328	5,107	6,877,964	(248,081)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,483,045	—	13,918,610	1,973	11,476,924	5,113	10,010,181	(25,773)

NET ASSETS AT DECEMBER 31, 2023	15,690,508	—	53,669,250	3,342	76,642,059	5,174	102,666,714	2,491,072

Changes From Operations:
Net investment income (loss)	98,329	—	(250,323)	350	2,140,002	100	1,640,929	67,703
Net realized gain (loss) on investments	1,400,590	169	8,619,673	49	1,039,852	241	3,919,195	(19,188)
Net change in unrealized appreciation or depreciation on investments	1,798,521	103	9,275,700	359	2,960,783	(16)	1,496,510	144,530
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,297,440	272	17,645,050	758	6,140,637	325	7,056,634	193,045

Changes From Unit Transactions:
Net unit transactions	113,261	1,665	(5,210,048)	8,288	(2,643,036)	5,832	1,070,830	(32,711)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	113,261	1,665	(5,210,048)	8,288	(2,643,036)	5,832	1,070,830	(32,711)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,410,701	1,937	12,435,002	9,046	3,497,601	6,157	8,127,464	160,334

NET ASSETS AT DECEMBER 31, 2024	$19,101,209	$1,937	$66,104,252	$12,388	$80,139,660	$11,331	$110,794,178	$2,651,406
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP MFS International Growth Fund - Service Class	LVIP MFS International Growth Fund - Standard Class	LVIP MFS Value Fund - Service Class	LVIP MFS Value Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class	LVIP Mondrian International Value Fund - Service Class	LVIP Mondrian International Value Fund - Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,085	$83,285,205	$—	$209,568,210	$18,555,017	$2,089	$47,543,221	$488,244

Changes From Operations:
Net investment income (loss)	178	1,627,620	172	3,273,609	(98,214)	262	1,435,550	8,011
Net realized gain (loss) on investments	270	4,495,698	369	19,203,224	(951,067)	22	(144,453)	34,073
Net change in unrealized appreciation or depreciation on investments	505	6,208,777	328	(4,342,446)	1,842,478	784	7,669,609	112,143
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	953	12,332,095	869	18,134,387	793,197	1,068	8,960,706	154,227

Changes From Unit Transactions:
Net unit transactions	13,611	10,572,187	11,539	32,071,594	3,641,333	10,861	(2,109,699)	211,090
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	13,611	10,572,187	11,539	32,071,594	3,641,333	10,861	(2,109,699)	211,090

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,564	22,904,282	12,408	50,205,981	4,434,530	11,929	6,851,007	365,317

NET ASSETS AT DECEMBER 31, 2023	16,649	106,189,487	12,408	259,774,191	22,989,547	14,018	54,394,228	853,561

Changes From Operations:
Net investment income (loss)	519	1,383,192	760	3,923,562	468,212	952	1,619,721	12,089
Net realized gain (loss) on investments	1,741	6,410,028	2,635	22,925,618	(590,796)	637	1,656,818	99,436
Net change in unrealized appreciation or depreciation on investments	(242)	457,216	(18)	3,272,320	(1,192,709)	(393)	(850,956)	56,839
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,018	8,250,436	3,377	30,121,500	(1,315,293)	1,196	2,425,583	168,364

Changes From Unit Transactions:
Net unit transactions	18,627	8,861,265	36,606	15,601,367	3,876,768	14,687	1,714,915	124,047
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	18,627	8,861,265	36,606	15,601,367	3,876,768	14,687	1,714,915	124,047

TOTAL INCREASE (DECREASE) IN NET ASSETS	20,645	17,111,701	39,983	45,722,867	2,561,475	15,883	4,140,498	292,411

NET ASSETS AT DECEMBER 31, 2024	$37,294	$123,301,188	$52,391	$305,497,058	$25,551,022	$29,901	$58,534,726	$1,145,972
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP PIMCO Low Duration Bond Fund - Standard Class	LVIP SSGA Bond Index Fund - Service Class	LVIP SSGA Bond Index Fund - Standard Class	LVIP SSGA Conservative Index Allocation Fund - Standard Class	LVIP SSGA Emerging Markets Equity Index Fund - Service Class	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA International Index Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$3,238,388	$16,836	$99,648,170	$33,226,472	$2,699	$613,818	$22,139,305	$16,659

Changes From Operations:
Net investment income (loss)	186,337	2,388	2,372,409	639,114	549	29,981	482,940	2,474
Net realized gain (loss) on investments	(1,265)	(84)	(3,339,771)	580,427	(4)	(3,113)	(912,795)	271
Net change in unrealized appreciation or depreciation on investments	38,956	1,269	5,804,693	2,114,823	292	41,404	3,239,022	4,562
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	224,028	3,573	4,837,331	3,334,364	837	68,272	2,809,167	7,307

Changes From Unit Transactions:
Net unit transactions	2,168,573	84,240	9,256,272	111,417	16,325	271,512	(957,604)	70,808
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,168,573	84,240	9,256,272	111,417	16,325	271,512	(957,604)	70,808

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,392,601	87,813	14,093,603	3,445,781	17,162	339,784	1,851,563	78,115

NET ASSETS AT DECEMBER 31, 2023	5,630,989	104,649	113,741,773	36,672,253	19,861	953,602	23,990,868	94,774

Changes From Operations:
Net investment income (loss)	401,104	6,604	3,738,093	850,438	947	38,424	652,403	5,336
Net realized gain (loss) on investments	(846)	144	(1,450,733)	350,815	312	(621)	262,777	1,574
Net change in unrealized appreciation or depreciation on investments	(33,612)	(5,101)	(1,675,835)	730,646	511	33,107	1,337,820	(4,778)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	366,646	1,647	611,525	1,931,899	1,770	70,910	2,253,000	2,132

Changes From Unit Transactions:
Net unit transactions	3,212,785	102,066	18,940,973	392,116	17,348	468,558	(3,259,158)	78,806
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,212,785	102,066	18,940,973	392,116	17,348	468,558	(3,259,158)	78,806

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,579,431	103,713	19,552,498	2,324,015	19,118	539,468	(1,006,158)	80,938

NET ASSETS AT DECEMBER 31, 2024	$9,210,420	$208,362	$133,294,271	$38,996,268	$38,979	$1,493,070	$22,984,710	$175,712
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA International Index Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Standard Class	LVIP SSGA Mid-Cap Index Fund - Service Class	LVIP SSGA Mid-Cap Index Fund - Standard Class	LVIP SSGA Moderate Index Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	LVIP SSGA Nasdaq-100 Index Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$89,742,002	$11,530,248	$8,875	$1,814,403	$170,538,214	$—	$183,999,831	$55

Changes From Operations:
Net investment income (loss)	2,624,922	283,011	521	49,336	2,973,603	465	3,108,084	21
Net realized gain (loss) on investments	863,897	230,532	2,026	172,691	5,611,524	(1,288)	8,220,602	1
Net change in unrealized appreciation or depreciation on investments	11,760,466	1,348,359	1,900	241,083	13,207,274	857	14,841,110	760
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,249,285	1,861,902	4,447	463,110	21,792,401	34	26,169,796	782

Changes From Unit Transactions:
Net unit transactions	3,468,557	(716,504)	36,687	1,563,297	1,659,088	25,113	4,167,018	8,476
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,468,557	(716,504)	36,687	1,563,297	1,659,088	25,113	4,167,018	8,476

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,717,842	1,145,398	41,134	2,026,407	23,451,489	25,147	30,336,814	9,258

NET ASSETS AT DECEMBER 31, 2023	108,459,844	12,675,646	50,009	3,840,810	193,989,703	25,147	214,336,645	9,313

Changes From Operations:
Net investment income (loss)	3,453,228	361,533	988	81,056	4,005,706	—	4,533,433	100
Net realized gain (loss) on investments	2,514,900	500,814	6,391	334,558	6,140,822	818	6,936,384	333
Net change in unrealized appreciation or depreciation on investments	(3,343,950)	(580,218)	2,156	190,005	4,796,769	(857)	7,269,239	4,412
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,624,178	282,129	9,535	605,619	14,943,297	(39)	18,739,056	4,845

Changes From Unit Transactions:
Net unit transactions	12,824,713	399,347	36,403	2,439,624	970,469	(25,108)	7,148,072	28,191
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	12,824,713	399,347	36,403	2,439,624	970,469	(25,108)	7,148,072	28,191

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,448,891	681,476	45,938	3,045,243	15,913,766	(25,147)	25,887,128	33,036

NET ASSETS AT DECEMBER 31, 2024	$123,908,735	$13,357,122	$95,947	$6,886,053	$209,903,469	$—	$240,223,773	$42,349
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA S&P 500 Index Fund - Service Class	LVIP SSGA S&P 500 Index Fund - Standard Class	LVIP SSGA Short-Term Bond Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Service Class	LVIP SSGA Small-Cap Index Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$54,516	$1,165,635,377	$1,058,763	$5,690	$121,447,661	$14,312,831	$94,799,649	$13,298

Changes From Operations:
Net investment income (loss)	3,309	11,946,108	61,743	306	1,076,509	320,780	1,908,260	—
Net realized gain (loss) on investments	6,099	68,699,711	(178)	198	718,212	(211,293)	855,612	(574)
Net change in unrealized appreciation or depreciation on investments	23,230	221,755,475	23,309	2,834	19,833,476	1,281,782	8,725,503	1,214
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,638	302,401,294	84,874	3,338	21,628,197	1,391,269	11,489,375	640

Changes From Unit Transactions:
Net unit transactions	220,514	52,720,922	951,266	26,635	15,909,755	327,953	(2,760,137)	(13,938)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	220,514	52,720,922	951,266	26,635	15,909,755	327,953	(2,760,137)	(13,938)

TOTAL INCREASE (DECREASE) IN NET ASSETS	253,152	355,122,216	1,036,140	29,973	37,537,952	1,719,222	8,729,238	(13,298)

NET ASSETS AT DECEMBER 31, 2023	307,668	1,520,757,593	2,094,903	35,663	158,985,613	16,032,053	103,528,887	—

Changes From Operations:
Net investment income (loss)	5,792	10,905,315	173,554	1,031	2,282,553	470,994	3,389,282	—
Net realized gain (loss) on investments	50,588	196,532,599	751	3,803	8,899,025	1,533,076	14,561,364	—
Net change in unrealized appreciation or depreciation on investments	44,792	160,306,820	(34,318)	1,216	6,174,237	(1,047,729)	(8,929,534)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	101,172	367,744,734	139,987	6,050	17,355,815	956,341	9,021,112	—

Changes From Unit Transactions:
Net unit transactions	246,767	14,084,000	1,553,821	22,115	1,283,075	125,452	631,633	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	246,767	14,084,000	1,553,821	22,115	1,283,075	125,452	631,633	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	347,939	381,828,734	1,693,808	28,165	18,638,890	1,081,793	9,652,745	—

NET ASSETS AT DECEMBER 31, 2024	$655,607	$1,902,586,327	$3,788,711	$63,828	$177,624,503	$17,113,846	$113,181,632	$—
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class	LVIP T. Rowe Price 2050 Fund - Standard Class	LVIP T. Rowe Price 2060 Fund - Standard Class	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$79,162,541	$974,241	$3,630,402	$6,508,444	$3,397,516	$5,841,688	$659	$75,268,534

Changes From Operations:
Net investment income (loss)	1,659,557	27,888	94,677	144,504	89,992	172,386	—	(451,423)
Net realized gain (loss) on investments	1,262,452	4,492	162,031	315,376	175,953	152,726	(17)	(785,108)
Net change in unrealized appreciation or depreciation on investments	7,830,753	108,977	374,629	944,987	615,352	1,252,303	952	17,390,683
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,752,762	141,357	631,337	1,404,867	881,297	1,577,415	935	16,154,152

Changes From Unit Transactions:
Net unit transactions	491,969	158,829	721,302	1,473,065	1,941,495	4,200,268	10,629	6,659,881
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	491,969	158,829	721,302	1,473,065	1,941,495	4,200,268	10,629	6,659,881

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,244,731	300,186	1,352,639	2,877,932	2,822,792	5,777,683	11,564	22,814,033

NET ASSETS AT DECEMBER 31, 2023	90,407,272	1,274,427	4,983,041	9,386,376	6,220,308	11,619,371	12,223	98,082,567

Changes From Operations:
Net investment income (loss)	2,768,671	33,239	128,346	220,219	138,948	285,968	25	(198,291)
Net realized gain (loss) on investments	14,533,944	4,623	100,862	279,732	181,274	516,928	2,849	13,134,194
Net change in unrealized appreciation or depreciation on investments	(8,296,075)	64,303	313,152	786,752	674,957	997,911	1,931	10,362,112
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,006,540	102,165	542,360	1,286,703	995,179	1,800,807	4,805	23,298,015

Changes From Unit Transactions:
Net unit transactions	606,224	(27,172)	628,263	1,722,967	2,927,988	5,616,813	15,558	(3,208,162)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	606,224	(27,172)	628,263	1,722,967	2,927,988	5,616,813	15,558	(3,208,162)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,612,764	74,993	1,170,623	3,009,670	3,923,167	7,417,620	20,363	20,089,853

NET ASSETS AT DECEMBER 31, 2024	$100,020,036	$1,349,420	$6,153,664	$12,396,046	$10,143,475	$19,036,991	$32,586	$118,172,420
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Service Class	LVIP Vanguard Bond Allocation Fund - Standard Class	LVIP Vanguard Domestic Equity ETF Fund - Service Class	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	LVIP Vanguard International Equity ETF Fund - Service Class	LVIP Vanguard International Equity ETF Fund - Standard Class	LVIP Wellington Capital Growth Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$9,093,663	$—	$112,172,193	$—	$195,494,973	$—	$129,353,576	$—

Changes From Operations:
Net investment income (loss)	88,929	—	3,534,675	—	1,542,288	290	3,547,087	—
Net realized gain (loss) on investments	(31,728)	223	(1,942,391)	1,234	13,543,035	109	997,455	141
Net change in unrealized appreciation or depreciation on investments	1,234,219	—	5,032,952	—	33,197,144	1,012	14,583,980	638
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,291,420	223	6,625,236	1,234	48,282,467	1,411	19,128,522	779

Changes From Unit Transactions:
Net unit transactions	(60,653)	(223)	17,935,051	(1,234)	989,731	14,381	5,340,152	5,657
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(60,653)	(223)	17,935,051	(1,234)	989,731	14,381	5,340,152	5,657

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,230,767	—	24,560,287	—	49,272,198	15,792	24,468,674	6,436

NET ASSETS AT DECEMBER 31, 2023	10,324,430	—	136,732,480	—	244,767,171	15,792	153,822,250	6,436

Changes From Operations:
Net investment income (loss)	195,504	—	4,803,800	—	1,546,493	612	3,600,510	—
Net realized gain (loss) on investments	62,513	377	(1,666,295)	5,402	19,364,677	668	2,749,589	3,050
Net change in unrealized appreciation or depreciation on investments	1,047,517	—	(1,708,956)	—	30,986,939	(828)	(1,554,449)	(638)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,305,534	377	1,428,549	5,402	51,898,109	452	4,795,650	2,412

Changes From Unit Transactions:
Net unit transactions	(164,970)	(377)	17,272,801	(5,402)	(5,869,858)	15,567	13,377,698	(8,848)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(164,970)	(377)	17,272,801	(5,402)	(5,869,858)	15,567	13,377,698	(8,848)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,140,564	—	18,701,350	—	46,028,251	16,019	18,173,348	(6,436)

NET ASSETS AT DECEMBER 31, 2024	$11,464,994	$—	$155,433,830	$—	$290,795,422	$31,811	$171,995,598	$—
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Wellington Capital Growth Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Service Class	LVIP Wellington SMID Cap Value Fund - Standard Class	LVIP Western Asset Core Bond Fund - Service Class	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Growth Fund	M Large Cap Value Fund
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$82,622,181	$—	$41,943,594	$—	$1,674,240	$1,986,102	$3,152,771	$2,462,590

Changes From Operations:
Net investment income (loss)	(544,390)	—	177,686	517	3,412	58,536	(6,880)	53,481
Net realized gain (loss) on investments	(202,138)	—	5,922,652	(1)	79,162	19,515	160,187	62,200
Net change in unrealized appreciation or depreciation on investments	31,983,178	—	1,176,957	(313)	299,330	225,424	770,170	76,002
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,236,650	—	7,277,295	203	381,904	303,475	923,477	191,683

Changes From Unit Transactions:
Net unit transactions	(3,772,738)	—	1,753,558	4,875	(338,440)	(103,206)	(693,381)	72,474
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,772,738)	—	1,753,558	4,875	(338,440)	(103,206)	(693,381)	72,474

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,463,912	—	9,030,853	5,078	43,464	200,269	230,096	264,157

NET ASSETS AT DECEMBER 31, 2023	110,086,093	—	50,974,447	5,078	1,717,704	2,186,371	3,382,867	2,726,747

Changes From Operations:
Net investment income (loss)	(403,039)	1	414,377	1,421	34,181	66,120	(7,384)	52,207
Net realized gain (loss) on investments	26,484,717	7	5,792,669	(20)	134,025	15,656	481,287	326,144
Net change in unrealized appreciation or depreciation on investments	(5,451,459)	(6)	(47,620)	(1,274)	2,847	1,182	358,471	126,620
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,630,219	2	6,159,426	127	171,053	82,958	832,374	504,971

Changes From Unit Transactions:
Net unit transactions	(130,716,312)	87	186,058	16,959	31,815	164,112	(416,944)	(106,939)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(130,716,312)	87	186,058	16,959	31,815	164,112	(416,944)	(106,939)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(110,086,093)	89	6,345,484	17,086	202,868	247,070	415,430	398,032

NET ASSETS AT DECEMBER 31, 2024	$—	$89	$57,319,931	$22,164	$1,920,572	$2,433,441	$3,798,297	$3,124,779
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Macquarie VIP Emerging Markets Series - Service Class	Macquarie VIP Emerging Markets Series - Standard Class	Macquarie VIP Energy Series - Service Class	Macquarie VIP High Income Series - Service Class	Macquarie VIP Mid Cap Growth Series - Service Class	Macquarie VIP Science and Technology Series - Service Class	Macquarie VIP Small Cap Growth Series - Service Class	Macquarie VIP Small Cap Value Series - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$116,084,051	$—	$—	$—	$—	$286	$—

Changes From Operations:
Net investment income (loss)	—	1,236,489	—	—	—	—	—	—
Net realized gain (loss) on investments	59	(1,582,694)	—	—	(242)	—	(179)	3
Net change in unrealized appreciation or depreciation on investments	(16)	16,127,706	—	19	14	2	6	29
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43	15,781,501	—	19	(228)	2	(173)	32

Changes From Unit Transactions:
Net unit transactions	7,527	3,482,673	—	379	1,166	82	1,388	345
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,527	3,482,673	—	379	1,166	82	1,388	345

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,570	19,264,174	—	398	938	84	1,215	377

NET ASSETS AT DECEMBER 31, 2023	7,570	135,348,225	—	398	938	84	1,501	377

Changes From Operations:
Net investment income (loss)	177	3,113,720	—	57	—	—	—	5
Net realized gain (loss) on investments	475	1,428,879	—	—	29	31	8	21
Net change in unrealized appreciation or depreciation on investments	61	1,991,263	(9)	(4)	(15)	119	200	38
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	713	6,533,862	(9)	53	14	150	208	64

Changes From Unit Transactions:
Net unit transactions	16,530	3,888,740	269	921	408	1,179	675	472
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	16,530	3,888,740	269	921	408	1,179	675	472

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,243	10,422,602	260	974	422	1,329	883	536

NET ASSETS AT DECEMBER 31, 2024	$24,813	$145,770,827	$260	$1,372	$1,360	$1,413	$2,384	$913
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Macquarie VIP Small Cap Value Series - Standard Class	MFS® VIT Growth Series - Initial Class	MFS® VIT Growth Series - Service Class	MFS® VIT New Discovery Series - Initial Class	MFS® VIT Total Return Series - Initial Class	MFS® VIT Utilities Series - Initial Class	MFS® VIT Utilities Series - Service Class	MFS® VIT II Core Equity Portfolio - Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$94,706,191	$80,241,603	$—	$523,460	$79,929,784	$52,356,943	$—	$1,752,500

Changes From Operations:
Net investment income (loss)	443,585	(489,420)	—	—	1,323,122	1,678,942	5	8,796
Net realized gain (loss) on investments	4,610,996	7,379,467	1	(11,072)	3,255,373	3,397,912	9	105,411
Net change in unrealized appreciation or depreciation on investments	4,568,122	20,376,227	11	128,548	3,574,887	(6,293,734)	62	335,891
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,622,703	27,266,274	12	117,476	8,153,382	(1,216,880)	76	450,098

Changes From Unit Transactions:
Net unit transactions	7,906,347	(9,031,588)	189	554,743	3,470,089	5,072,299	1,175	379,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,906,347	(9,031,588)	189	554,743	3,470,089	5,072,299	1,175	379,219

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,529,050	18,234,686	201	672,219	11,623,471	3,855,419	1,251	829,317

NET ASSETS AT DECEMBER 31, 2023	112,235,241	98,476,289	201	1,195,679	91,553,255	56,212,362	1,251	2,581,817

Changes From Operations:
Net investment income (loss)	1,077,365	(559,568)	—	—	1,959,968	1,203,908	76	14,927
Net realized gain (loss) on investments	6,896,201	12,677,015	218	357	4,789,675	2,335,724	145	191,644
Net change in unrealized appreciation or depreciation on investments	4,380,002	17,593,722	125	91,052	(13,697)	3,371,614	116	321,903
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	12,353,568	29,711,169	343	91,409	6,735,946	6,911,246	337	528,474

Changes From Unit Transactions:
Net unit transactions	(1,177,498)	(5,958,351)	2,364	502,727	1,650,752	328,767	4,554	324,949
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,177,498)	(5,958,351)	2,364	502,727	1,650,752	328,767	4,554	324,949

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,176,070	23,752,818	2,707	594,136	8,386,698	7,240,013	4,891	853,423

NET ASSETS AT DECEMBER 31, 2024	$123,411,311	$122,229,107	$2,908	$1,789,815	$99,939,953	$63,452,375	$6,142	$3,435,240
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Morgan Stanley VIF Global Infrastructure Portfolio - Class II	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	Neuberger Berman AMT Sustainable Equity Portfolio - I Class	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	PIMCO VIT Dynamic Bond Portfolio - Advisor Class	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$16,657,523	$5,338,593	$1,193,936	$33,019,782	$—	$—	$—

Changes From Operations:
Net investment income (loss)	—	(45,986)	40,858	1,760	5,122,085	1	10	—
Net realized gain (loss) on investments	(2)	(757,662)	289,956	28,516	(2,543,640)	3	—	—
Net change in unrealized appreciation or depreciation on investments	6	3,637,969	228,491	271,124	(5,338,507)	(3)	18	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4	2,834,321	559,305	301,400	(2,760,062)	1	28	—

Changes From Unit Transactions:
Net unit transactions	114	(1,200,641)	(237,840)	(97,417)	2,559,294	108	630	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	114	(1,200,641)	(237,840)	(97,417)	2,559,294	108	630	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	118	1,633,680	321,465	203,983	(200,768)	109	658	—

NET ASSETS AT DECEMBER 31, 2023	118	18,291,203	5,660,058	1,397,919	32,819,014	109	658	—

Changes From Operations:
Net investment income (loss)	6	(44,348)	27,994	371	644,931	6	54	56
Net realized gain (loss) on investments	48	1,436,987	272,978	113,518	(1,494,960)	—	1	36
Net change in unrealized appreciation or depreciation on investments	(6)	2,750,146	164,548	234,487	2,248,078	2	8	(57)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48	4,142,785	465,520	348,376	1,398,049	8	63	35

Changes From Unit Transactions:
Net unit transactions	(166)	(2,457,682)	(343,759)	(106,098)	2,840,354	250	1,021	4,054
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(166)	(2,457,682)	(343,759)	(106,098)	2,840,354	250	1,021	4,054

TOTAL INCREASE (DECREASE) IN NET ASSETS	(118)	1,685,103	121,761	242,278	4,238,403	258	1,084	4,089

NET ASSETS AT DECEMBER 31, 2024	$—	$19,976,306	$5,781,819	$1,640,197	$37,057,417	$367	$1,742	$4,089
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Putnam VT George Putnam Balanced Fund - Class IA	Putnam VT Global Health Care Fund - Class IB	Putnam VT Large Cap Value Fund - Class IB	Templeton Foreign VIP Fund - Class 1	Templeton Foreign VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 1	Templeton Global Bond VIP Fund - Class 4	Templeton Growth VIP Fund - Class 1
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$834,730	$2,113,626	$2,525,308	$986,374	$2,059,506	$63,303,922	$—	$6,315,622

Changes From Operations:
Net investment income (loss)	16,142	1,158	40,059	29,674	64,756	(443,976)	—	211,549
Net realized gain (loss) on investments	185	149,837	196,205	(1,380)	13,249	(774,225)	—	(129,618)
Net change in unrealized appreciation or depreciation on investments	255,703	32,773	118,567	167,106	323,789	2,967,310	117	1,185,553
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	272,030	183,768	354,831	195,400	401,794	1,749,109	117	1,267,484

Changes From Unit Transactions:
Net unit transactions	993,155	(49,863)	(327,017)	(80,805)	(245,704)	2,651,360	1,383	(462,964)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	993,155	(49,863)	(327,017)	(80,805)	(245,704)	2,651,360	1,383	(462,964)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,265,185	133,905	27,814	114,595	156,090	4,400,469	1,500	804,520

NET ASSETS AT DECEMBER 31, 2023	2,099,915	2,247,531	2,553,122	1,100,969	2,215,596	67,704,391	1,500	7,120,142

Changes From Operations:
Net investment income (loss)	32,761	6,316	25,682	23,096	48,982	(475,263)	—	65,978
Net realized gain (loss) on investments	26,208	138,396	183,801	4,258	26,724	(1,322,647)	3	106,475
Net change in unrealized appreciation or depreciation on investments	361,951	(108,035)	262,192	(42,085)	(96,904)	(6,631,125)	(267)	214,736
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	420,920	36,677	471,675	(14,731)	(21,198)	(8,429,035)	(264)	387,189

Changes From Unit Transactions:
Net unit transactions	1,212,893	(90,527)	(181,809)	20,332	(60,159)	10,733,235	1,575	(325,447)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,212,893	(90,527)	(181,809)	20,332	(60,159)	10,733,235	1,575	(325,447)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,633,813	(53,850)	289,866	5,601	(81,357)	2,304,200	1,311	61,742

NET ASSETS AT DECEMBER 31, 2024	$3,733,728	$2,193,681	$2,842,988	$1,106,570	$2,134,239	$70,008,591	$2,811	$7,181,884
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Templeton Growth VIP Fund - Class 2	TOPS® Balanced ETF Portfolio - Class 2 Shares	TOPS® Balanced ETF Portfolio - Service Class Shares	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	TOPS® Moderate Growth ETF Portfolio - Service Class Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,112,421	$5,594,854	$633,057	$8,259,440	$524,456

Changes From Operations:
Net investment income (loss)	37,519	66,634	21,943	132,693	24,254
Net realized gain (loss) on investments	3,125	60,790	15,543	136,124	18,500
Net change in unrealized appreciation or depreciation on investments	186,573	449,629	74,445	1,000,187	94,603
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	227,217	577,053	111,931	1,269,004	137,357

Changes From Unit Transactions:
Net unit transactions	(32,470)	(392,741)	600,050	2,901,580	937,468
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(32,470)	(392,741)	600,050	2,901,580	937,468

TOTAL INCREASE (DECREASE) IN NET ASSETS	194,747	184,312	711,981	4,170,584	1,074,825

NET ASSETS AT DECEMBER 31, 2023	1,307,168	5,779,166	1,345,038	12,430,024	1,599,281

Changes From Operations:
Net investment income (loss)	10,390	101,000	39,467	247,309	46,286
Net realized gain (loss) on investments	58,046	63,304	11,020	338,881	43,868
Net change in unrealized appreciation or depreciation on investments	10,679	209,910	56,096	623,148	81,014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	79,115	374,214	106,583	1,209,338	171,168

Changes From Unit Transactions:
Net unit transactions	(285,896)	387,234	577,129	5,065,379	945,560
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(285,896)	387,234	577,129	5,065,379	945,560

TOTAL INCREASE (DECREASE) IN NET ASSETS	(206,781)	761,448	683,712	6,274,717	1,116,728

NET ASSETS AT DECEMBER 31, 2024	$1,100,387	$6,540,614	$2,028,750	$18,704,741	$2,716,009
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of twenty-seven products as follows:

VUL-I	Lincoln VULONE 2007
Lincoln VULCV	Lincoln Momentum VULONE 2007
Lincoln VULCV-II	Lincoln AssetEdge VUL
Lincoln VULCV-III	Lincoln AssetEdge VUL 2015
Lincoln VULCV-IV	Lincoln AssetEdge VUL 2019
Lincoln VULDB	Lincoln AssetEdge VUL 2020
Lincoln VULDB-II	Lincoln AssetEdge VUL 2022
Lincoln VULDB-IV	Lincoln VULONE 2012
MoneyGuard VUL	Lincoln VULONE 2014
MoneyGuard Market Advantage 2024	Lincoln VULONE 2019
Lincoln VULONE	Lincoln VULONE 2021
Lincoln Momentum VULONE	Lincoln MoneyGuard Market Advantage
Lincoln VULONE 2005	Lincoln LifeGoalsSM
Lincoln Momentum VULONE 2005
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of two hundred and sixty-six mutual funds (the Funds) of twenty-seven open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. Comstock Fund - Series II Shares**
Invesco V.I. Core Equity Fund - Series I Shares
Invesco V.I. Core Plus Bond Fund - Series I Shares
Invesco V.I. Diversified Dividend Fund - Series II Shares
Invesco V.I. Equity and Income Fund - Series II Shares**
Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series II Shares**
Invesco V.I. Main Street Small Cap Fund®- Series II Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

American Funds Insurance Series®:
American Funds Asset Allocation Fund - Class 4
American Funds Capital Income Builder® - Class 4
American Funds Global Growth Fund - Class 2

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

American Funds Global Growth Fund - Class 4
American Funds Global Small Capitalization Fund - Class 2
American Funds Global Small Capitalization Fund - Class 4
American Funds Growth Fund - Class 2
American Funds Growth Fund - Class 4
American Funds Growth-Income Fund - Class 2
American Funds Growth-Income Fund - Class 4
American Funds International Fund - Class 2
American Funds International Fund - Class 4
American Funds Mortgage Fund - Class 4**
American Funds New World Fund® - Class 4
American Funds Washington Mutual Investors Fund - Class 4

Columbia Funds Variable Insurance Trust:
Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Series Trust II:
Columbia VP Commodity Strategy Fund - Class 2
Columbia VP Emerging Markets Bond Fund - Class 2**

Delaware VIP® Trust:
Macquarie VIP Emerging Markets Series - Service Class
Macquarie VIP Emerging Markets Series - Standard Class
Macquarie VIP Small Cap Value Series - Service Class
Macquarie VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class**

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio - Initial Class
Fidelity® VIP Balanced Portfolio - Service Class 2
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Equity-Income Portfolio - Initial Class
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® VIP Growth Opportunities Portfolio - Service Class
Fidelity® VIP Growth Portfolio - Service Class
Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP High Income Portfolio - Service Class
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Service Class
Fidelity® VIP Strategic Income Portfolio - Service Class 2

First Trust Variable Insurance Trust:
First Trust Capital Strength Hedged Equity Portfolio - Class I
First Trust Capital Strength Portfolio - Class I
First Trust Dorsey Wright Tactical Core Portfolio - Class I**

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

First Trust International Developed Capital Strength Portfolio - Class I
First Trust Multi Income Allocation Portfolio - Class I**
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

Franklin Templeton Variable Insurance Products Trust:
Franklin Allocation VIP Fund - Class 4**
Franklin Income VIP Fund - Class 1
Franklin Income VIP Fund - Class 4**
Franklin Mutual Shares VIP Fund - Class 1
Franklin Rising Dividends VIP Fund - Class 4
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 4
Templeton Foreign VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 2
Templeton Foreign VIP Fund - Class 4**
Templeton Global Bond VIP Fund - Class 1
Templeton Global Bond VIP Fund - Class 4
Templeton Growth VIP Fund - Class 1
Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Government Money Market Fund - Service Shares
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares**

Hartford Series Fund, Inc.:
Hartford Capital Appreciation HLS Fund - Class IC**

Ivy Variable Insurance Portfolios:
Macquarie VIP Asset Strategy Series - Service Class**
Macquarie VIP Energy Series - Service Class
Macquarie VIP High Income Series - Service Class
Macquarie VIP Mid Cap Growth Series - Service Class
Macquarie VIP Science and Technology Series - Service Class
Macquarie VIP Small Cap Growth Series - Service Class

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Institutional Shares
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Institutional Shares
Janus Henderson Global Research Portfolio - Service Shares
Janus Henderson Global Technology and Innovation Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class II
ClearBridge Variable Large Cap Growth Portfolio - Class II
ClearBridge Variable Mid Cap Portfolio - Class I
ClearBridge Variable Mid Cap Portfolio - Class II

Lincoln Variable Insurance Products Trust*:
Lincoln Hedged S&P 500 Conservative Fund - Service Class**
Lincoln Hedged S&P 500 Fund - Service Class
LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Balanced Allocation Fund - Service Class**
LVIP American Balanced Allocation Fund - Standard Class
LVIP American Century Balanced Fund - Service Class**
LVIP American Century Balanced Fund - Standard Class II

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP American Century Inflation Protection Fund - Standard Class II
LVIP American Century Large Company Value Fund - Service Class**
LVIP American Century Ultra Fund - Service Class
LVIP American Century Ultra Fund - Standard Class
LVIP American Growth Allocation Fund - Service Class
LVIP American Growth Allocation Fund - Standard Class
LVIP American Income Allocation Fund - Standard Class
LVIP American Preservation Fund - Service Class**
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Service Class**
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Fund - Service Class**
LVIP Dimensional International Core Equity Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class**
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class**
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class**
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Service Class**
LVIP JPMorgan High Yield Fund - Service Class
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP Loomis Sayles Global Growth Fund - Service Class**
LVIP Loomis Sayles Global Growth Fund - Standard Class
LVIP Macquarie Bond Fund - Service Class
LVIP Macquarie Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Service Class**
LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Service Class
LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Macquarie High Yield Fund - Service Class**

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP Macquarie High Yield Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class**
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Service Class
LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Service Class**
LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Service Class
LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Macquarie Value Fund - Service Class
LVIP Macquarie Value Fund - Standard Class
LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP MFS International Growth Fund - Service Class
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Service Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Service Class**
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Service Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP PIMCO Low Duration Bond Fund - Service Class**
LVIP PIMCO Low Duration Bond Fund - Standard Class
LVIP SSGA Bond Index Fund - Service Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Service Class**
LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Service Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA Mid-Cap Index Fund - Service Class
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Service Class**
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class**
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA Nasdaq-100 Index Fund - Service Class
LVIP SSGA S&P 500 Index Fund - Service Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Service Class**
LVIP SSGA Short-Term Bond Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Service Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Service Class**
LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Service Class**
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Service Class**
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP T. Rowe Price 2030 Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price 2050 Fund - Standard Class
LVIP T. Rowe Price 2060 Fund - Standard Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Service Class**
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Service Class**
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Service Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Service Class
LVIP Wellington SMID Cap Value Fund - Standard Class
LVIP Western Asset Core Bond Fund - Service Class

M Fund, Inc.:
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund
M Large Cap Value Fund

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Growth Series - Service Class
MFS® VIT New Discovery Series - Initial Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Total Return Series - Service Class**
MFS® VIT Utilities Series - Initial Class
MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Northern Lights Variable Trust:
TOPS® Balanced ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Service Class Shares
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:
PIMCO VIT All Asset Portfolio - Advisor Class**
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class

Putnam Variable Trust:
Putnam VT George Putnam Balanced Fund - Class IA
Putnam VT George Putnam Balanced Fund - Class IB**
Putnam VT Global Health Care Fund - Class IB
Putnam VT Income Fund - Class IB**
Putnam VT Large Cap Value Fund - Class IB

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

VanEck VIP Trust:
VanEck VIP Global Resources Fund - Class S Shares**

Virtus Variable Insurance Trust:
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares**

* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2024
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024 and 2023.

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Investment Fund Changes: During 2023, the LVIP American Balanced Allocation Fund - Standard Class became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2023, the 2023 Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2023.
Also during 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
LVIP BlackRock Global Real Estate Fund - Service Class	LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Service Class	LVIP Delaware U.S. REIT Fund - Service Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Service Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Service Class	LVIP Mondrian Global Income Fund - Service Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Service Class	LVIP Structured Conservative Allocation Fund - Service Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Service Class	LVIP Structured Moderate Allocation Fund - Service Class
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	LVIP Structured Moderately Aggressive Allocation Fund - Service Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
Also during 2023, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the JPMorgan Insurance Trust. The following fund was affected:

Predecessor Fund	Fund
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	LVIP JPMorgan Core Bond Fund - Service Class
Also during 2023, the following funds ceased to be available as investment options to Variable Account contract owners:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	Putnam VT Multi-Asset Absolute Return Fund - Class IB
JPMorgan Insurance Trust Income Builder Portfolio - Class 2

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of operations and Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

First Trust Capital Strength Hedged Equity Portfolio - Class I	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Service Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class II	LVIP American Century Balanced Fund - Service Class
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century VP Inflation Protection Fund - Class I	LVIP American Century Inflation Protection Fund - Standard Class II
American Century VP Large Company Value Fund - Class II	LVIP American Century Large Company Value Fund - Service Class

Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class II	ClearBridge Variable Growth Portfolio - Class II
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Service Class	LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Service Class	LVIP Macquarie Bond Fund - Service Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Service Class	LVIP Macquarie Diversified Floating Rate Fund - Service Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Service Class	LVIP Macquarie Diversified Income Fund - Service Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Service Class	LVIP Macquarie High Yield Fund - Service Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	LVIP Macquarie Limited-Term Diversified Income Fund - Service Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Service Class	LVIP Macquarie Mid Cap Value Fund - Service Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Service Class	LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Service Class	LVIP Macquarie Social Awareness Fund - Service Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Service Class	LVIP Macquarie U.S. Growth Fund - Service Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Service Class	LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Service Class	LVIP Macquarie Value Fund - Service Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware VIP® Emerging Markets Series - Service Class	Macquarie VIP Emerging Markets Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware Ivy VIP Energy Portfolio - Class II	Macquarie VIP Energy Series - Service Class
Delaware Ivy VIP High Income Portfolio - Class II	Macquarie VIP High Income Series - Service Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	Macquarie VIP Mid Cap Growth Series - Service Class
Delaware Ivy VIP Science and Technology Portfolio - Class II	Macquarie VIP Science and Technology Series - Service Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	Macquarie VIP Small Cap Growth Series - Service Class
Delaware VIP® Small Cap Value Series - Service Class	Macquarie VIP Small Cap Value Series - Service Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Service Class	LVIP American Century Ultra Fund - Service Class
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
Also during 2024, the following fund ceased to be available as an investment option to Variable Account contract owners:

Morgan Stanley VIF Global Infrastructure Portfolio - Class II

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. The rates are as follows for the twenty-seven policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.
- Lincoln VULCV - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VULCV-II - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VULCV-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.
- Lincoln VULCV-IV - annual rate of .60% for policy years one through ten and .20% thereafter.
- Lincoln VULDB - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VULDB-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- Lincoln VULDB-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.
- MoneyGuard VUL - annual rate of 1.00%.
- MoneyGuard Market Advantage 2024 - annual rate of .36%.
- Lincoln VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VULONE - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln Momentum VULONE 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.
- Lincoln VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln Momentum VULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln AssetEdge VUL - annual rate of .10% for policy years one through twenty and .00% thereafter for policies issued before 10/19/09. For policies issued on or after 10/19/09 an annual rate of .15% is charged for policy years one through fifteen and .00% thereafter.
- Lincoln AssetEdge VUL 2015 - annual rate of .15% is charged for policy years one through fifteen and .00% thereafter.
- Lincoln AssetEdge VUL 2019 - annual rate of .00% for all policy years.
- Lincoln AssetEdge VUL 2020 - annual rate of .00% for all policy years.
- Lincoln AssetEdge VUL 2022 - annual rate of .00% for all policy years.
- Lincoln VULONE 2012 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln VULONE 2014 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln VULONE 2019 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln VULONE 2021 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.
- Lincoln MoneyGuard Market Advantage - annual rate of .24% for policy year one and thereafter.
- Lincoln LifeGoalsSM - annual rate of .60% for policy years one through twenty and .00% thereafter.
For the Lincoln MoneyGuard Market Advantage product, the mortality and expense guarantees deducted as a monthly charge amounted to $404,555 and $147,926 for the years ended December 31, 2024 and 2023, respectively.
The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2024 and 2023, amounted to $74,430,420 and $80,049,623, respectively.
The Company charges a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. Administrative fees for the years ended December 31, 2024 and 2023, totaled $205,287,322 and $192,916,628, respectively.
The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2024 and 2023, amounted to $235,738,400 and $227,898,815, respectively.
Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. There were no transfer charges for the years ended December 31, 2024 and 2023.

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)
The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln VULONE 2007, Lincoln Momentum VULONE 2007, Lincoln VULONE 2012, Lincoln VULONE 2014, Lincoln AssetEdge VUL, Lincoln AssetEdge VUL 2015, Lincoln AssetEdge VUL 2019, Lincoln AssetEdge VUL 2020, Lincoln AssetEdge VUL 2022 and Lincoln LifeGoalsSM. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. Full surrender charges and partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2024 and 2023, were $8,226,437 and $8,572,716, respectively.
Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2024		0.00%	0.90%	15.02	48.07	4,269,770	79,298,007	9.03%	10.02%	0.88%
	2023		0.00%	0.90%	13.68	53.70	3,988,370	73,977,657	16.13%	17.18%	1.09%
	2022		0.00%	0.90%	11.70	46.24	3,430,901	61,074,060	-16.39%	-15.63%	1.10%
	2021		0.00%	1.00%	13.90	70.20	3,339,861	74,297,048	34.60%	35.95%	0.75%
	2020		0.00%	1.00%	10.24	52.16	3,497,194	60,701,236	2.34%	3.37%	1.11%

AB VPS International Value Portfolio - Class A	2024		0.10%	0.90%	9.61	16.13	718,511	9,496,575	4.12%	4.96%	2.71%
	2023		0.10%	0.90%	9.16	15.62	759,061	9,540,573	14.12%	15.03%	0.80%
	2022		0.10%	0.90%	7.96	13.62	840,174	9,187,196	-14.39%	-13.70%	4.65%
	2021		0.10%	0.90%	9.22	15.82	855,214	10,899,421	10.09%	10.97%	2.02%
	2020		0.10%	0.90%	8.31	14.29	892,888	10,287,515	1.55%	2.36%	1.99%

AB VPS Large Cap Growth Portfolio - Class A	2024		0.20%	0.20%	26.94	52.34	167,917	5,065,573	25.01%	25.01%	0.05%
	2023		0.20%	0.35%	21.55	54.61	164,960	4,453,561	34.65%	34.86%	0.00%
	2022		0.20%	0.90%	15.98	51.05	158,402	3,483,132	-29.15%	-28.65%	0.00%
	2021		0.20%	0.90%	22.40	72.06	151,497	5,436,112	27.82%	28.72%	0.00%
	2020		0.20%	0.90%	17.40	75.57	152,970	5,407,876	34.27%	35.21%	0.00%

AB VPS Relative Value Portfolio - Class A	2024		0.10%	0.90%	17.87	54.84	784,637	17,884,300	12.01%	12.91%	1.46%
	2023		0.10%	0.90%	15.85	48.59	842,162	18,153,773	11.02%	11.91%	1.52%
	2022		0.10%	0.90%	14.17	43.44	848,795	17,496,086	-5.05%	-4.29%	1.37%
	2021		0.10%	0.90%	14.82	56.29	867,461	20,677,884	27.01%	28.03%	0.83%
	2020		0.10%	0.90%	11.59	44.08	834,277	17,826,637	1.80%	2.62%	1.62%

AB VPS Sustainable Global Thematic Portfolio - Class A	2024		0.00%	0.90%	16.80	37.09	1,155,906	23,672,242	5.26%	6.21%	0.00%
	2023		0.00%	0.90%	15.96	34.97	1,047,181	21,223,404	14.97%	16.01%	0.29%
	2022		0.00%	0.90%	13.88	30.19	966,016	17,890,738	-27.64%	-26.98%	0.00%
	2021		0.00%	0.90%	19.19	41.41	813,824	22,004,240	21.77%	22.87%	0.00%
	2020		0.00%	0.90%	15.76	48.55	738,739	17,009,654	38.16%	39.27%	0.64%

American Funds Asset Allocation Fund - Class 4	2024	2/26/2024	0.00%	0.00%	12.10	12.10	890	10,773	12.12%	12.12%	2.97%

American Funds Capital Income Builder® - Class 4	2024		0.00%	0.00%	11.36	11.36	491	5,584	9.93%	9.93%	3.65%
	2023	7/20/2023	0.00%	0.00%	10.34	10.34	212	2,191	3.23%	3.23%	2.46%

American Funds Global Growth Fund - Class 2	2024		0.00%	0.90%	17.84	56.97	11,400,504	264,183,137	12.66%	13.68%	1.58%
	2023		0.00%	0.90%	15.83	50.57	10,761,998	231,836,172	21.51%	22.60%	0.92%
	2022		0.00%	0.90%	13.03	44.61	10,435,435	192,666,332	-25.41%	-24.74%	0.70%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value (3)	Maximum Unit Value (3)	Units Outstanding	Net Assets	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.90%	17.47	64.48	9,028,193	231,044,502	15.38%	16.42%	0.34%
	2020		0.00%	0.90%	15.14	55.58	8,544,843	194,708,402	29.30%	30.46%	0.36%

American Funds Global Growth Fund - Class 4	2024		0.00%	0.00%	12.06	12.06	383	4,618	13.39%	13.39%	1.65%
	2023		0.00%	0.00%	10.63	10.63	132	1,406	22.29%	22.29%	1.19%
	2022	8/30/2022	0.00%	0.00%	8.69	8.69	10	84	1.27%	1.27%	0.00%

American Funds Global Small Capitalization Fund - Class 2	2024		0.00%	0.90%	12.70	35.43	9,127,372	142,009,771	1.41%	2.33%	1.06%
	2023		0.00%	0.90%	12.51	45.55	8,514,447	135,880,484	15.13%	16.17%	0.27%
	2022		0.00%	0.90%	10.79	39.56	7,743,443	113,573,971	-30.19%	-29.55%	0.00%
	2021		0.00%	0.90%	15.35	56.67	6,449,934	139,389,847	5.78%	6.74%	0.00%
	2020		0.00%	0.90%	14.41	53.57	6,096,369	128,079,740	28.56%	29.72%	0.17%

American Funds Global Small Capitalization Fund - Class 4	2024		0.00%	0.00%	9.54	9.54	53	504	2.12%	2.12%	1.00%
	2023	9/19/2023	0.00%	0.00%	9.35	9.35	5	51	9.96%	9.96%	0.00%

American Funds Growth Fund - Class 2	2024		0.00%	0.90%	26.43	104.62	24,840,461	900,451,713	30.44%	31.63%	0.34%
	2023		0.00%	0.90%	20.26	80.20	24,324,935	728,627,819	37.24%	38.48%	0.36%
	2022		0.00%	0.90%	14.76	58.44	23,929,414	550,770,583	-30.57%	-29.94%	0.33%
	2021		0.00%	0.90%	21.26	98.54	20,487,273	724,039,248	20.90%	21.99%	0.22%
	2020		0.00%	0.90%	17.59	81.06	19,190,636	605,857,970	50.72%	52.08%	0.32%

American Funds Growth Fund - Class 4	2024		0.00%	0.00%	14.49	14.49	11,318	163,967	31.30%	31.30%	0.16%
	2023		0.00%	0.00%	11.03	11.03	4,781	52,759	38.13%	38.13%	0.14%
	2022	8/30/2022	0.00%	0.00%	7.99	7.99	250	1,999	-6.54%	-6.54%	0.20%

American Funds Growth-Income Fund - Class 2	2024		0.00%	0.90%	19.89	64.40	27,436,546	740,217,000	23.11%	24.23%	1.11%
	2023		0.00%	0.90%	16.16	51.92	27,497,908	631,877,088	25.01%	26.14%	1.39%
	2022		0.00%	0.90%	12.92	41.22	26,267,824	514,194,348	-17.24%	-16.49%	1.31%
	2021		0.00%	1.00%	15.62	60.67	24,481,049	613,051,303	22.86%	24.10%	1.13%
	2020		0.00%	1.00%	12.70	49.06	23,521,873	505,841,674	12.42%	13.55%	1.42%

American Funds Growth-Income Fund - Class 4	2024		0.00%	0.00%	14.07	14.07	996	14,014	23.92%	23.92%	1.23%
	2023	12/28/2023	0.00%	0.00%	11.36	11.36	393	4,458	-0.26%	-0.26%	0.00%

American Funds International Fund - Class 2	2024		0.00%	0.90%	10.77	29.99	21,594,044	277,602,105	2.23%	3.16%	1.22%
	2023		0.00%	0.90%	10.46	29.33	20,026,160	261,975,335	14.81%	15.84%	1.35%
	2022		0.00%	0.90%	9.05	25.55	18,613,925	226,623,539	-21.50%	-20.79%	1.79%
	2021		0.00%	1.00%	11.45	35.29	16,959,323	269,863,930	-2.48%	-1.50%	2.53%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	1.00%	11.64	36.19	15,410,037	257,507,170	12.84%	13.97%	0.68%

American Funds International Fund - Class 4	2024		0.00%	0.00%	10.31	10.31	1,630	16,814	2.93%	2.93%	1.40%
	2023		0.00%	0.00%	10.02	10.02	685	6,866	15.56%	15.56%	2.45%
	2022	11/21/2022	0.00%	0.00%	8.67	8.67	101	876	0.32%	0.32%	0.88%

American Funds New World Fund® - Class 4	2024		0.00%	0.00%	10.69	10.69	3,878	41,460	6.33%	6.33%	1.40%
	2023		0.00%	0.00%	10.06	10.06	1,902	19,129	15.67%	15.67%	2.01%
	2022	3/28/2022	0.00%	0.00%	8.69	8.69	284	2,468	-12.63%	-12.63%	1.36%

American Funds Washington Mutual Investors Fund - Class 4	2024		0.00%	0.00%	13.41	13.41	5,727	76,821	18.85%	18.85%	1.84%
	2023		0.00%	0.00%	11.29	11.29	2,212	24,971	16.97%	16.97%	3.78%
	2022	11/21/2022	0.00%	0.00%	9.65	9.65	183	1,763	-0.64%	-0.64%	1.06%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.00%	0.90%	13.92	26.36	21,142,117	351,164,653	5.72%	6.67%	0.93%
	2020		0.00%	0.90%	13.17	24.74	19,561,814	310,936,272	19.92%	21.01%	1.40%

ClearBridge Variable Growth Portfolio - Class II	2024		0.00%	0.00%	11.31	11.31	19	218	12.42%	12.42%	0.17%
	2023	5/19/2023	0.00%	0.00%	10.06	10.06	54	548	16.73%	16.73%	0.00%

ClearBridge Variable Large Cap Growth Portfolio - Class II	2024		0.00%	0.00%	14.44	14.44	587	8,481	27.56%	27.56%	0.00%
	2023	7/24/2023	0.00%	0.00%	11.32	11.32	482	5,458	7.58%	7.58%	0.00%

ClearBridge Variable Mid Cap Portfolio - Class I	2024		0.00%	0.90%	14.99	21.34	2,896,935	51,588,095	9.02%	10.01%	0.63%
	2023		0.00%	0.90%	13.75	19.42	2,770,716	45,736,580	11.91%	12.92%	0.14%
	2022		0.00%	0.90%	12.29	17.21	2,420,946	36,152,786	-25.98%	-25.31%	0.37%
	2021		0.00%	0.90%	16.60	23.07	2,127,597	43,383,714	27.55%	28.71%	0.03%
	2020		0.00%	0.90%	13.02	17.94	2,039,256	33,281,160	14.32%	15.24%	0.30%

ClearBridge Variable Mid Cap Portfolio - Class II	2024	2/20/2024	0.00%	0.00%	10.32	10.32	9	91	9.34%	9.34%	0.45%

Columbia VP Commodity Strategy Fund - Class 2	2024	7/22/2024	0.00%	0.00%	10.32	10.32	26	273	2.62%	2.62%	0.60%

Columbia VP Strategic Income Fund - Class 2	2024	4/8/2024	0.00%	0.00%	10.42	10.42	59	610	4.51%	4.51%	4.35%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2024		0.00%	0.90%	12.53	19.58	1,761,669	23,512,796	4.69%	5.64%	3.65%
	2023		0.00%	0.90%	11.97	18.55	1,729,779	22,034,393	5.24%	6.19%	6.66%
	2022		0.00%	0.90%	11.38	17.49	1,645,266	20,023,284	-8.25%	-7.42%	7.43%
	2021		0.00%	0.90%	12.40	18.91	1,659,623	22,011,989	11.73%	12.74%	1.99%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.90%	11.10	16.79	1,537,277	18,367,478	4.76%	5.71%	2.65%

DWS Equity 500 Index VIP Portfolio - Class A	2024		0.20%	0.90%	23.38	76.82	2,227,536	59,989,898	23.51%	24.38%	1.22%
	2023		0.20%	0.90%	18.80	61.98	2,258,314	51,791,028	24.87%	25.75%	1.38%
	2022		0.20%	0.90%	14.95	49.46	2,360,723	45,610,730	-19.07%	-18.50%	1.26%
	2021		0.20%	0.90%	18.34	66.98	2,235,092	60,403,430	27.25%	28.14%	1.45%
	2020		0.20%	0.90%	14.31	52.34	1,967,228	49,886,185	17.04%	17.86%	1.68%

DWS Small Cap Index VIP Portfolio - Class A	2024		0.20%	0.90%	14.78	39.37	685,359	11,439,138	10.16%	10.93%	1.16%
	2023		0.20%	0.90%	13.32	44.00	658,351	10,667,879	15.71%	16.53%	1.11%
	2022		0.20%	0.90%	11.43	38.02	623,548	9,688,954	-21.35%	-20.79%	0.92%
	2021		0.20%	0.90%	14.44	55.31	581,149	12,669,342	13.48%	14.27%	0.84%
	2020		0.20%	0.90%	12.63	49.10	566,327	12,219,284	18.36%	19.19%	1.10%

Fidelity® VIP Asset Manager Portfolio - Initial Class	2024		0.55%	0.55%	29.21	29.21	11,513	336,332	7.90%	7.90%	2.45%
	2023		0.55%	0.55%	27.07	27.07	12,196	330,175	12.32%	12.32%	2.24%
	2022		0.55%	0.55%	24.10	24.10	14,932	359,906	-15.40%	-15.40%	1.72%
	2021		0.55%	0.55%	28.49	28.49	22,728	647,532	9.32%	9.32%	1.66%
	2020		0.55%	0.55%	26.06	26.06	22,625	589,660	14.24%	14.24%	1.52%

Fidelity® VIP Balanced Portfolio - Service Class 2	2024		0.00%	0.00%	12.25	12.25	1,416	17,343	15.63%	15.63%	1.92%
	2023	5/25/2023	0.00%	0.00%	10.59	10.59	416	4,407	11.83%	11.83%	2.63%

Fidelity® VIP Contrafund® Portfolio - Initial Class	2024		0.00%	0.00%	15.93	15.93	937,957	14,940,444	33.79%	33.79%	0.21%
	2023		0.00%	0.00%	11.91	11.91	697,714	8,306,755	33.45%	33.45%	0.58%
	2022		0.00%	0.00%	8.92	8.92	498,162	4,444,294	-26.31%	-26.31%	0.79%
	2021	3/22/2021	0.00%	0.00%	12.11	12.11	183,964	2,227,264	25.87%	25.87%	0.00%

Fidelity® VIP Contrafund® Portfolio - Service Class	2024		0.00%	0.90%	23.97	74.29	13,033,103	409,235,046	32.44%	33.63%	0.09%
	2023		0.00%	0.90%	18.10	66.55	13,288,469	334,499,401	32.15%	33.34%	0.39%
	2022		0.00%	0.90%	13.70	50.36	13,289,829	268,212,189	-27.04%	-26.38%	0.41%
	2021		0.00%	0.90%	18.77	72.27	12,022,628	350,879,930	26.56%	27.71%	0.05%
	2020		0.00%	0.90%	14.83	56.79	11,841,632	284,548,559	29.26%	30.43%	0.15%

Fidelity® VIP Contrafund® Portfolio - Service Class 2	2024		0.00%	0.00%	14.88	14.88	2,049	30,492	33.45%	33.45%	0.02%
	2023		0.00%	0.00%	11.15	11.15	420	4,686	33.12%	33.12%	0.89%
	2022	8/30/2022	0.00%	0.00%	8.38	8.38	7	58	-4.22%	-4.22%	0.00%

Fidelity® VIP Equity-Income Portfolio - Initial Class	2024		0.55%	0.55%	52.61	52.61	39,370	2,071,265	14.72%	14.72%	1.76%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.55%	0.55%	45.86	45.86	41,822	1,918,056	10.04%	10.04%	1.94%
	2022		0.55%	0.55%	41.68	41.68	43,411	1,809,229	-5.48%	-5.48%	1.83%
	2021		0.55%	0.55%	44.09	44.09	48,215	2,125,936	24.21%	24.21%	1.88%
	2020		0.55%	0.55%	35.50	35.50	52,780	1,873,674	6.11%	6.11%	1.83%

Fidelity® VIP Equity-Income Portfolio - Service Class	2024		0.20%	0.35%	12.26	34.70	339,113	6,612,657	14.84%	15.01%	1.70%
	2023		0.20%	0.90%	16.41	38.11	317,528	6,003,682	9.54%	10.31%	1.91%
	2022		0.20%	0.90%	14.87	34.79	274,929	5,384,339	-5.94%	-5.28%	1.77%
	2021		0.20%	0.90%	15.70	37.27	232,603	6,367,545	23.71%	24.58%	1.74%
	2020		0.20%	0.90%	16.39	30.13	244,549	6,011,420	5.59%	6.33%	1.75%

Fidelity® VIP Growth Opportunities Portfolio - Service Class	2024		0.20%	0.20%	33.32	33.32	222,054	7,399,796	38.48%	38.48%	0.00%
	2023		0.20%	0.20%	24.06	24.06	251,762	6,058,386	45.22%	45.22%	0.00%
	2022		0.20%	0.20%	16.57	16.57	248,173	4,112,389	-38.34%	-38.34%	0.00%
	2021		0.20%	0.35%	26.87	140.15	255,014	6,873,790	11.44%	11.60%	0.00%
	2020		0.20%	0.35%	24.08	125.76	240,048	6,657,896	67.91%	68.16%	0.01%

Fidelity® VIP Growth Portfolio - Service Class	2024		0.00%	0.90%	26.19	107.46	5,312,996	186,071,533	29.10%	30.27%	0.00%
	2023		0.00%	0.90%	20.29	82.62	4,925,878	143,008,927	34.88%	36.09%	0.04%
	2022		0.00%	0.90%	15.04	60.80	4,313,875	99,387,016	-25.20%	-24.52%	0.50%
	2021		0.00%	0.90%	20.11	93.95	3,464,048	113,916,934	21.98%	23.08%	0.00%
	2020		0.00%	0.90%	16.49	76.59	3,123,909	89,221,995	42.46%	43.75%	0.06%

Fidelity® VIP Growth Portfolio - Service Class 2	2024		0.00%	0.00%	14.93	14.93	5,311	79,304	30.08%	30.08%	0.00%
	2023		0.00%	0.00%	11.48	11.48	2,411	27,681	35.89%	35.89%	0.00%
	2022	8/30/2022	0.00%	0.00%	8.45	8.45	7	57	-6.90%	-6.90%	0.00%

Fidelity® VIP High Income Portfolio - Service Class	2024		0.20%	0.20%	12.53	12.53	137,788	1,726,659	8.51%	8.51%	6.23%
	2023		0.20%	0.20%	11.55	11.55	127,436	1,471,741	10.28%	10.28%	5.77%
	2022		0.20%	0.20%	10.47	10.47	128,232	1,342,846	-11.73%	-11.73%	4.88%
	2021		0.20%	0.35%	11.86	27.42	136,942	1,626,632	4.13%	4.29%	5.07%
	2020		0.20%	0.35%	11.38	26.33	122,260	1,715,243	2.29%	2.44%	4.98%

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	2024		0.55%	0.55%	15.53	15.53	49,058	762,051	1.23%	1.23%	3.47%
	2023		0.55%	0.55%	15.34	15.34	49,770	763,720	5.62%	5.62%	2.63%
	2022		0.55%	0.55%	14.53	14.53	49,698	722,033	-13.44%	-13.44%	2.15%
	2021		0.55%	0.55%	16.78	16.78	56,195	943,164	-1.15%	-1.15%	2.07%
	2020		0.55%	0.55%	16.98	16.98	53,967	916,310	8.79%	8.79%	2.17%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Fidelity® VIP Mid Cap Portfolio - Service Class	2024		0.00%	0.90%	17.12	51.38	9,088,991	193,047,137	16.30%	17.35%	0.48%
	2023		0.00%	0.90%	14.62	44.18	8,823,580	168,972,422	13.97%	15.00%	0.54%
	2022		0.00%	0.90%	12.74	38.76	7,746,891	137,206,553	-15.62%	-14.85%	0.41%
	2021		0.00%	0.90%	15.83	45.94	7,564,678	162,160,305	24.38%	25.51%	0.51%
	2020		0.00%	0.90%	12.73	36.93	8,006,123	140,031,622	16.98%	18.04%	0.57%

Fidelity® VIP Mid Cap Portfolio - Service Class 2	2024		0.00%	0.00%	12.28	12.28	942	11,572	17.18%	17.18%	0.44%
	2023		0.00%	0.00%	10.48	10.48	447	4,681	14.80%	14.80%	1.42%
	2022	8/30/2022	0.00%	0.00%	9.13	9.13	7	59	0.32%	0.32%	0.00%

Fidelity® VIP Overseas Portfolio - Service Class	2024		0.10%	0.90%	13.90	26.59	486,168	8,038,111	4.01%	4.85%	1.62%
	2023		0.10%	0.90%	13.27	28.35	479,116	7,897,291	19.33%	20.29%	0.94%
	2022		0.10%	0.90%	11.05	23.75	511,145	7,245,137	-25.26%	-24.66%	1.01%
	2021		0.10%	0.90%	14.68	34.31	481,457	9,384,310	18.50%	19.45%	0.44%
	2020		0.10%	0.90%	12.30	28.80	476,203	8,052,075	14.46%	15.38%	0.35%

Fidelity® VIP Strategic Income Portfolio - Service Class 2	2024		0.00%	0.00%	10.59	10.59	313	3,316	5.78%	5.78%	4.90%
	2023	6/14/2023	0.00%	0.00%	10.01	10.01	83	828	5.66%	5.66%	6.85%

First Trust Capital Strength Hedged Equity Portfolio - Class I	2024	6/18/2024	0.00%	0.00%	10.09	10.09	10,103	101,906	-2.98%	3.55%	0.71%

First Trust Capital Strength Portfolio - Class I	2024		0.00%	0.00%	11.87	11.87	20,263	214,108	10.41%	10.41%	1.48%
	2023		0.00%	0.00%	10.75	10.75	158	1,694	7.75%	7.75%	1.32%
	2022	8/30/2022	0.00%	0.00%	9.98	9.98	13	133	5.22%	5.22%	0.00%

First Trust International Developed Capital Strength Portfolio - Class I	2024	1/26/2024	0.00%	0.00%	10.81	10.81	438	4,734	2.09%	2.09%	1.60%

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2024	6/21/2024	0.00%	0.00%	10.41	10.41	35,507	369,717	0.07%	4.81%	2.89%

Franklin Income VIP Fund - Class 1	2024		0.00%	0.90%	13.36	29.04	12,254,887	193,120,079	6.50%	7.46%	5.14%
	2023		0.00%	0.90%	12.54	27.07	12,036,381	182,091,288	7.90%	8.87%	5.48%
	2022		0.00%	0.90%	11.62	24.90	8,494,372	124,898,686	-6.09%	-5.24%	4.90%
	2021		0.00%	0.90%	12.38	26.31	8,784,779	140,722,524	15.96%	17.01%	4.64%
	2020		0.00%	0.90%	10.67	22.52	8,557,757	119,700,506	0.07%	0.97%	5.80%

Franklin Mutual Shares VIP Fund - Class 1	2024		0.00%	0.90%	14.27	33.45	4,677,864	87,540,205	10.50%	11.50%	2.20%
	2023		0.00%	0.90%	12.91	30.04	4,604,771	80,821,643	12.71%	13.73%	2.14%
	2022		0.00%	0.90%	11.46	26.46	4,179,171	69,348,063	-7.99%	-7.15%	2.17%
	2021		0.00%	0.90%	12.45	28.54	4,147,899	77,836,938	18.45%	19.52%	3.04%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.90%	10.51	23.91	4,385,612	70,021,186	-5.70%	-4.85%	3.33%

Franklin Rising Dividends VIP Fund - Class 4	2024		0.00%	0.00%	12.18	12.18	354	4,316	10.68%	10.68%	0.59%
	2023	5/25/2023	0.00%	0.00%	11.00	11.00	183	2,012	9.44%	9.44%	0.00%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2024		0.10%	0.90%	17.71	56.65	805,105	20,108,781	10.32%	11.20%	0.00%
	2023		0.10%	0.90%	15.94	50.97	843,911	19,744,131	25.99%	27.00%	0.00%
	2022		0.10%	0.90%	12.56	40.15	798,680	15,307,924	-34.12%	-33.59%	0.00%
	2021		0.10%	0.90%	18.94	60.49	685,420	21,757,185	9.27%	10.14%	0.00%
	2020		0.10%	0.90%	18.22	71.55	633,561	20,778,273	54.13%	55.37%	0.00%

Franklin Small-Mid Cap Growth VIP Fund - Class 4	2024		0.00%	0.00%	11.21	11.21	2,372	26,604	10.89%	10.89%	0.00%
	2023	6/28/2023	0.00%	0.00%	10.11	10.11	1,281	12,953	11.69%	11.69%	0.00%

Goldman Sachs VIT Government Money Market Fund - Service Shares	2024		0.00%	0.00%	11.14	11.14	2,477	27,601	4.90%	4.90%	4.76%
	2023	10/19/2023	0.00%	0.00%	10.62	10.62	649	6,897	1.02%	1.02%	1.01%

Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2024		0.00%	0.00%	10.35	10.35	494	5,112	-1.81%	-1.81%	0.42%
	2023	7/20/2023	0.00%	0.00%	10.54	10.54	216	2,272	3.24%	3.24%	0.38%

Invesco V.I. American Franchise Fund - Series I Shares	2024		0.20%	0.55%	24.79	76.33	601,723	16,725,845	34.15%	34.62%	0.00%
	2023		0.20%	0.55%	18.41	56.90	651,406	13,547,939	40.15%	40.64%	0.00%
	2022		0.20%	0.90%	13.09	40.60	687,978	10,501,101	-31.73%	-31.25%	0.00%
	2021		0.20%	1.00%	19.04	62.80	704,111	16,223,327	10.81%	11.70%	0.00%
	2020		0.20%	1.00%	17.05	56.30	684,316	15,749,838	40.94%	42.07%	0.07%

Invesco V.I. Core Equity Fund - Series I Shares	2024		0.20%	0.55%	20.33	47.91	761,569	16,709,339	24.92%	25.36%	0.70%
	2023		0.20%	0.55%	16.21	38.35	846,639	14,781,603	22.69%	23.12%	0.72%
	2022		0.20%	0.90%	13.17	31.26	911,804	13,020,999	-21.26%	-20.71%	0.89%
	2021		0.20%	0.90%	16.61	44.92	960,031	18,048,581	26.60%	27.48%	0.66%
	2020		0.20%	0.90%	13.03	35.29	921,049	15,092,769	12.83%	13.62%	1.34%

Invesco V.I. Core Plus Bond Fund - Series I Shares	2024		0.55%	0.55%	18.19	18.19	58,111	1,056,767	2.49%	2.49%	3.71%
	2023		0.55%	0.55%	17.74	17.74	51,093	906,542	5.56%	5.56%	2.64%
	2022		0.55%	0.55%	16.81	16.81	50,127	842,587	-15.00%	-15.00%	0.54%
	2021		0.55%	0.55%	19.78	19.78	54,753	1,082,801	-1.20%	-1.20%	1.51%
	2020		0.55%	0.55%	20.02	20.02	52,736	1,055,587	9.12%	9.12%	1.84%

Invesco V.I. Diversified Dividend Fund - Series II Shares	2024	2/20/2024	0.00%	0.00%	12.02	12.02	7	88	10.70%	10.70%	0.30%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Invesco V.I. EQV International Equity Fund - Series I Shares	2024		0.00%	0.90%	12.68	14.90	3,072,562	41,329,814	-0.28%	0.62%	1.79%
	2023		0.00%	0.90%	12.71	18.77	2,907,565	39,298,361	17.09%	18.15%	0.20%
	2022		0.00%	0.90%	10.85	28.63	2,921,035	33,813,421	-19.04%	-18.31%	1.75%
	2021		0.00%	0.90%	13.30	35.36	2,866,715	41,223,736	4.94%	5.89%	1.32%
	2020		0.00%	0.90%	12.59	33.70	2,491,177	35,117,366	12.97%	13.88%	2.48%

Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2024		0.00%	0.00%	11.80	11.80	3,335	39,371	12.41%	12.41%	0.00%
	2023		0.00%	0.00%	10.50	10.50	1,115	11,705	17.82%	17.82%	1.95%
	2022	3/28/2022	0.00%	0.00%	8.91	8.91	72	638	-11.36%	-11.36%	0.35%

Janus Henderson Balanced Portfolio - Institutional Shares	2024		0.20%	0.20%	17.70	17.70	611,443	10,822,482	15.20%	15.20%	2.07%
	2023		0.20%	0.20%	15.36	15.37	669,430	10,285,789	15.30%	15.30%	2.12%
	2022		0.20%	0.35%	13.33	26.70	687,667	9,164,165	-16.78%	-16.65%	1.22%
	2021		0.20%	0.35%	15.99	43.15	746,210	11,944,585	16.79%	16.96%	0.91%
	2020		0.20%	0.90%	13.67	42.45	687,564	10,693,872	13.29%	14.08%	1.81%

Janus Henderson Balanced Portfolio - Service Shares	2024		0.20%	0.35%	17.41	29.15	500,600	9,159,102	14.74%	14.92%	1.75%
	2023		0.20%	0.90%	15.15	38.38	492,593	8,626,696	14.10%	14.90%	1.65%
	2022		0.20%	0.90%	13.19	36.30	609,509	9,831,817	-17.37%	-16.78%	0.98%
	2021		0.20%	0.90%	15.85	44.30	483,766	12,056,430	15.86%	16.68%	0.67%
	2020		0.20%	0.90%	18.10	38.23	550,689	12,445,883	13.01%	13.80%	1.63%

Janus Henderson Enterprise Portfolio - Service Shares	2024		0.20%	0.35%	19.53	47.09	210,778	4,522,208	14.92%	15.09%	0.63%
	2023		0.20%	0.90%	16.97	82.88	228,642	4,492,927	16.72%	17.54%	0.09%
	2022		0.20%	0.90%	14.44	71.01	211,981	4,043,242	-16.90%	-16.32%	0.08%
	2021		0.20%	0.90%	17.26	85.45	196,972	5,606,650	15.50%	16.31%	0.25%
	2020		0.20%	0.90%	14.84	77.85	183,032	5,447,989	18.12%	18.95%	0.00%

Janus Henderson Global Research Portfolio - Institutional Shares	2024		0.20%	0.20%	20.30	20.30	566,213	11,493,641	23.34%	23.34%	0.75%
	2023		0.20%	0.20%	16.46	16.46	605,830	9,971,022	26.52%	26.52%	0.92%
	2022		0.20%	0.35%	13.01	27.97	665,628	8,658,636	-19.69%	-19.57%	1.03%
	2021		0.20%	0.35%	16.17	52.69	732,980	11,871,355	17.68%	17.85%	0.52%
	2020		0.20%	0.90%	13.72	44.78	685,211	10,534,187	18.99%	19.82%	0.73%

Janus Henderson Global Research Portfolio - Service Shares	2024		0.20%	0.20%	19.97	19.97	116,602	2,328,127	23.02%	23.02%	0.60%
	2023		0.20%	0.35%	16.23	30.89	129,543	2,158,755	26.03%	26.22%	0.77%
	2022		0.20%	0.90%	12.86	27.11	116,288	1,869,247	-20.33%	-19.77%	0.89%
	2021		0.20%	0.90%	16.03	33.84	100,755	2,561,818	16.74%	17.56%	0.36%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.20%	0.90%	26.06	28.83	90,839	2,434,689	18.69%	19.34%	0.55%

Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2024		0.20%	0.20%	29.04	29.04	177,071	5,142,625	31.49%	31.49%	0.00%
	2023		0.20%	0.20%	22.09	22.09	194,977	4,306,441	53.97%	53.97%	0.00%
	2022		0.20%	0.20%	14.34	14.35	201,433	2,889,595	-37.25%	-37.25%	0.00%
	2021		0.20%	0.20%	22.86	22.86	216,950	4,959,571	17.51%	17.51%	0.12%
	2020		0.20%	0.35%	19.45	128.34	194,523	4,673,502	50.20%	50.43%	0.00%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	2022		0.00%	0.90%	11.08	13.48	2,819,531	34,963,549	-18.34%	-17.60%	1.68%
	2021		0.00%	0.90%	13.57	16.38	2,531,961	38,816,225	8.53%	9.51%	1.00%
	2020		0.00%	0.90%	12.51	14.97	2,417,470	34,206,207	14.65%	15.69%	1.88%

Lincoln Hedged S&P 500 Fund - Service Class	2024	7/22/2024	0.00%	0.00%	10.82	10.82	24,257	262,436	5.16%	5.22%	0.19%

LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2024		0.00%	0.00%	12.88	12.88	4,670	60,153	25.62%	25.62%	0.00%
	2023	5/25/2023	0.00%	0.00%	10.25	10.25	2,155	22,095	18.44%	18.44%	0.00%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2024		0.00%	0.90%	19.50	79.38	7,445,825	196,229,081	24.80%	25.93%	0.00%
	2023		0.00%	0.90%	15.62	63.13	7,120,271	163,776,879	45.01%	46.32%	0.00%
	2022		0.00%	0.90%	10.77	43.21	7,141,209	122,197,577	-41.25%	-40.72%	0.00%
	2021		0.00%	0.90%	18.34	73.00	5,175,517	159,103,988	19.39%	20.47%	0.00%
	2020		0.00%	0.90%	15.36	60.68	4,709,156	127,392,961	35.24%	36.47%	0.00%

LVIP American Balanced Allocation Fund - Standard Class	2024		0.00%	0.00%	12.01	12.01	528,402	6,348,601	11.12%	11.12%	3.93%
	2023	7/20/2023	0.00%	0.00%	10.81	10.81	159,177	1,721,021	4.44%	5.24%	6.28%

LVIP American Century Balanced Fund - Standard Class II	2024		0.00%	0.90%	14.70	19.25	4,693,283	77,490,351	11.06%	12.06%	2.09%
	2023		0.00%	0.90%	13.24	17.20	4,425,682	65,927,831	15.36%	16.41%	1.95%
	2022		0.00%	0.90%	11.48	14.79	4,251,088	55,173,570	-18.01%	-17.27%	1.23%
	2021		0.00%	0.90%	14.00	17.89	3,972,951	63,197,778	14.73%	15.77%	0.73%
	2020		0.00%	0.90%	12.20	15.43	3,364,599	47,358,207	11.52%	12.36%	1.24%

LVIP American Century Inflation Protection Fund - Standard Class II	2024		0.10%	0.90%	11.13	15.33	972,311	11,590,064	0.90%	1.71%	3.82%
	2023		0.10%	0.90%	10.95	16.09	1,009,074	11,917,303	2.67%	3.50%	3.62%
	2022		0.10%	0.90%	10.59	15.67	1,010,593	11,556,703	-13.66%	-12.96%	5.14%
	2021		0.10%	0.90%	12.18	18.15	1,095,038	14,621,659	5.66%	6.51%	3.44%
	2020		0.10%	0.90%	11.82	17.18	1,002,328	12,861,754	8.82%	9.70%	1.64%

LVIP American Century Ultra Fund - Service Class	2024	8/23/2024	0.00%	0.00%	10.82	10.82	2,984	32,280	6.68%	6.68%	0.00%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP American Century Ultra Fund - Standard Class	2024	8/23/2024	0.00%	0.90%	22.04	88.77	4,207,810	135,252,371	6.43%	6.77%	0.00%

LVIP American Growth Allocation Fund - Service Class	2024		0.00%	0.00%	11.50	11.50	169	1,939	11.61%	11.61%	3.22%
	2023	12/29/2023	0.00%	0.00%	10.30	10.30	14	140	0.00%	0.00%	0.00%

LVIP American Growth Allocation Fund - Standard Class	2024		0.00%	0.00%	11.55	11.55	6,046,543	69,814,326	12.01%	12.01%	2.60%
	2023		0.00%	0.00%	10.31	10.31	4,171,626	43,001,551	14.95%	14.95%	3.56%
	2022		0.00%	0.00%	8.97	8.97	2,265,509	20,314,996	-15.66%	-15.66%	2.68%
	2021	3/17/2021	0.00%	0.00%	10.63	10.63	628,506	6,682,111	7.14%	7.14%	5.75%

LVIP American Income Allocation Fund - Standard Class	2024		0.00%	0.00%	10.96	10.96	633,249	6,938,073	8.48%	8.48%	3.52%
	2023		0.00%	0.00%	10.10	10.10	471,449	4,761,562	10.77%	10.77%	4.17%
	2022		0.00%	0.00%	9.12	9.12	237,959	2,169,654	-13.39%	-13.39%	4.14%
	2021	3/19/2021	0.00%	0.00%	10.53	10.53	59,551	626,946	6.66%	6.66%	9.81%

LVIP Baron Growth Opportunities Fund - Service Class	2024		0.00%	0.90%	10.76	60.72	4,441,311	89,401,811	4.50%	5.44%	0.24%
	2023		0.00%	0.90%	15.12	57.67	3,746,199	78,954,224	16.75%	17.81%	0.00%
	2022		0.00%	0.90%	12.95	49.03	3,234,521	62,883,408	-26.49%	-25.83%	0.00%
	2021		0.00%	0.90%	17.62	88.03	2,840,691	78,244,918	17.66%	18.72%	0.00%
	2020		0.00%	0.90%	14.98	86.05	2,484,951	63,275,647	32.88%	33.95%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2024		0.00%	0.90%	10.24	57.04	462,295	5,446,486	4.76%	5.71%	0.53%
	2023		0.00%	0.90%	9.68	54.45	334,810	3,987,631	17.05%	18.10%	0.00%
	2022		0.00%	0.90%	8.20	46.52	225,486	2,581,124	-26.31%	-25.64%	0.00%
	2021		0.00%	0.90%	19.71	63.13	111,347	2,344,995	17.95%	18.88%	0.00%
	2020		0.20%	0.90%	16.59	53.52	51,813	1,537,779	33.21%	34.28%	0.00%

LVIP BlackRock Advantage Allocation Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.26%
	2021	4/1/2021	0.00%	0.00%	10.50	10.50	119,965	1,259,639	5.98%	5.98%	2.41%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2024		0.10%	0.90%	16.16	34.78	2,753,737	50,036,147	10.50%	11.38%	2.79%
	2023		0.10%	0.90%	14.52	31.24	2,710,837	47,328,003	8.41%	9.28%	2.69%
	2022		0.10%	0.90%	13.30	28.60	2,639,352	44,580,183	-3.16%	-2.38%	2.22%
	2021		0.10%	0.90%	13.64	35.54	2,978,472	52,695,718	21.97%	22.95%	2.07%
	2020		0.10%	0.90%	11.11	28.98	3,207,248	47,074,508	0.21%	1.02%	2.25%

LVIP BlackRock Global Allocation Fund - Service Class	2024		0.00%	0.00%	11.75	11.75	57	673	9.23%	9.23%	0.79%
	2023	7/21/2023	0.00%	0.00%	10.76	10.76	86	928	3.86%	3.86%	3.47%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP BlackRock Global Allocation Fund - Standard Class	2024		0.00%	0.90%	10.92	27.70	23,771,976	371,220,785	8.52%	9.51%	1.33%
	2023		0.00%	0.90%	9.97	25.32	23,118,566	341,759,982	12.61%	13.62%	2.85%
	2022		0.00%	0.00%	8.78	8.78	22,125,850	300,862,104	-15.38%	-15.38%	0.66%
	2021	3/31/2021	0.00%	0.00%	10.37	10.37	114,474	1,187,505	5.69%	5.69%	2.31%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	12.49	15.81	2,871,130	40,707,844	10.18%	11.17%	2.30%
	2023		0.00%	0.90%	11.34	14.24	2,880,133	36,995,007	10.68%	11.68%	2.27%
	2022		0.00%	0.90%	10.25	12.77	2,809,375	32,635,438	-17.27%	-16.52%	1.60%
	2021		0.00%	0.90%	12.38	15.32	2,637,394	37,221,085	11.68%	12.69%	1.31%
	2020		0.00%	0.90%	11.09	13.62	2,883,345	36,049,557	1.07%	1.98%	1.91%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2024		0.00%	0.90%	11.13	14.05	6,911,141	80,409,912	1.72%	2.64%	4.29%
	2023		0.00%	0.90%	10.94	13.70	5,638,293	64,271,149	4.13%	5.07%	2.47%
	2022		0.00%	0.90%	10.48	13.05	5,458,216	59,222,394	-5.56%	-4.70%	8.81%
	2021		0.00%	0.90%	11.07	13.71	5,998,303	68,752,349	3.73%	4.67%	7.39%
	2020		0.00%	0.90%	10.64	13.11	4,717,867	52,361,697	4.33%	5.28%	0.17%

LVIP BlackRock Real Estate Fund - Service Class	2024		0.00%	0.00%	8.84	8.84	924	8,169	1.36%	1.36%	2.83%
	2023	11/7/2023	0.00%	0.00%	8.72	8.72	471	4,106	16.74%	16.74%	2.25%

LVIP BlackRock Real Estate Fund - Standard Class	2024		0.00%	0.90%	10.63	22.45	3,398,049	43,194,047	0.70%	1.61%	2.76%
	2023		0.00%	0.90%	10.56	22.13	3,315,336	42,850,798	12.05%	13.06%	3.08%
	2022		0.00%	0.90%	9.42	19.60	3,044,672	36,251,175	-29.28%	-28.64%	1.77%
	2021		0.00%	0.90%	13.33	27.51	2,428,656	41,982,947	26.87%	28.02%	6.87%
	2020		0.00%	0.90%	10.50	21.52	2,354,110	32,781,237	-3.09%	-2.21%	5.81%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	13.31	17.23	1,332,950	20,302,054	12.41%	13.42%	2.03%
	2023		0.00%	0.90%	11.84	15.22	1,249,134	16,932,158	11.35%	12.35%	1.99%
	2022		0.00%	0.90%	10.64	13.57	1,273,867	15,378,541	-17.26%	-16.51%	1.48%
	2021		0.00%	0.90%	12.86	16.27	1,127,587	16,507,526	13.63%	14.66%	1.31%
	2020		0.00%	0.90%	11.31	14.21	941,766	12,345,524	2.42%	3.34%	1.65%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2024		0.10%	0.90%	23.12	53.37	543,354	14,333,067	29.24%	30.28%	0.01%
	2023		0.10%	0.90%	17.76	40.98	561,249	11,860,894	32.95%	34.02%	0.42%
	2022		0.10%	0.90%	13.27	30.60	554,242	9,083,456	-27.39%	-26.81%	0.00%
	2021		0.10%	0.90%	18.15	54.06	558,281	12,600,930	29.69%	30.73%	0.00%
	2020		0.10%	0.90%	13.92	41.45	583,890	10,778,982	22.71%	23.69%	0.38%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2024		0.10%	0.90%	17.39	38.36	639,181	12,641,977	18.16%	19.11%	0.01%
	2023		0.10%	0.90%	14.62	32.22	654,462	11,536,522	16.70%	17.64%	0.28%
	2022		0.10%	0.90%	12.44	27.40	605,747	9,983,746	-24.25%	-23.64%	0.00%
	2021		0.10%	0.90%	16.31	35.91	579,423	12,785,367	12.27%	13.17%	0.00%
	2020		0.10%	0.90%	16.97	31.74	587,308	11,616,504	26.57%	27.58%	0.00%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2024		0.15%	0.90%	16.71	21.83	181,557	3,303,724	21.19%	22.11%	1.29%
	2023		0.15%	0.90%	15.54	17.88	85,963	1,421,014	21.44%	22.35%	1.08%
	2022		0.15%	0.90%	12.99	14.62	91,994	1,271,863	-18.19%	-17.57%	0.89%
	2021		0.15%	0.90%	16.87	17.73	96,000	1,624,970	20.95%	21.86%	0.55%
	2020		0.15%	0.90%	13.95	14.55	101,133	1,418,256	13.83%	14.69%	0.92%

LVIP Dimensional International Core Equity Fund - Standard Class	2024		0.00%	0.90%	12.04	14.85	3,655,187	50,691,726	2.14%	3.06%	2.44%
	2023		0.00%	0.90%	11.71	14.44	3,305,110	44,793,970	14.97%	16.01%	3.08%
	2022		0.00%	0.90%	11.38	12.47	3,303,328	38,819,084	-14.20%	-13.42%	3.49%
	2021		0.00%	0.90%	13.27	14.43	3,127,631	42,760,967	12.20%	13.22%	2.38%
	2020		0.00%	0.90%	11.82	12.77	2,907,794	35,375,751	5.91%	6.86%	1.93%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.90%	11.05	14.87	1,106,421	13,923,359	3.75%	4.59%	2.83%
	2023		0.10%	0.90%	10.58	15.29	1,077,792	13,368,981	15.65%	16.57%	3.59%
	2022		0.10%	0.90%	10.21	13.15	1,054,731	11,996,546	-11.95%	-11.24%	3.20%
	2021		0.10%	0.90%	11.59	14.85	1,078,603	13,981,208	14.34%	15.25%	3.04%
	2020		0.10%	0.90%	10.14	12.92	1,164,967	13,153,951	-7.26%	-6.51%	1.87%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2024		0.00%	0.90%	20.43	64.84	2,379,929	62,160,982	19.69%	20.77%	1.11%
	2023		0.00%	0.90%	17.07	53.77	2,383,072	52,736,578	21.68%	22.78%	1.40%
	2022		0.00%	0.90%	14.03	43.85	2,333,538	42,754,181	-16.01%	-15.25%	1.39%
	2021		0.00%	0.90%	16.70	51.82	2,274,258	50,575,433	26.41%	27.55%	1.18%
	2020		0.00%	0.90%	13.21	40.69	2,284,641	40,731,880	15.36%	16.40%	1.62%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2024		0.00%	0.90%	19.86	27.33	2,585,450	62,621,595	17.39%	18.45%	1.04%
	2023		0.00%	0.90%	16.92	23.09	2,621,415	54,646,306	20.56%	21.65%	1.23%
	2022		0.00%	0.90%	14.03	19.00	2,736,635	47,786,041	-14.68%	-13.91%	1.26%
	2021		0.00%	0.90%	16.45	22.09	2,790,309	57,180,554	26.63%	27.77%	1.13%
	2020		0.00%	0.90%	12.99	17.31	2,848,305	46,275,180	14.31%	15.35%	1.48%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.90%	20.09	36.96	719,736	17,310,176	19.57%	20.53%	1.40%
	2023		0.10%	0.90%	16.69	30.66	734,484	16,425,839	20.86%	21.83%	1.23%
	2022		0.10%	0.90%	14.08	25.17	676,682	13,624,757	-15.45%	-14.77%	1.03%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.10%	0.90%	16.53	29.53	715,038	17,271,303	26.55%	27.56%	1.04%
	2020		0.10%	0.90%	14.48	23.15	756,980	14,624,938	14.26%	15.18%	1.09%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2024		0.10%	0.90%	15.50	27.99	586,299	10,430,794	11.53%	12.43%	1.61%
	2023		0.10%	0.90%	13.80	24.91	563,250	9,548,280	16.19%	17.12%	1.65%
	2022		0.10%	0.90%	11.80	21.28	546,996	8,404,385	-12.85%	-12.15%	1.54%
	2021		0.10%	0.90%	14.46	24.23	575,316	10,243,993	16.26%	17.20%	1.18%
	2020		0.10%	0.90%	12.38	20.69	626,701	9,690,899	11.65%	12.56%	1.11%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	2024		0.00%	0.00%	10.40	10.40	347	3,605	8.64%	8.64%	4.78%
	2023	11/7/2023	0.00%	0.00%	9.57	9.57	197	1,888	6.13%	6.13%	2.96%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2024		0.00%	0.90%	10.92	17.64	5,710,570	70,180,289	7.93%	8.90%	3.41%
	2023		0.00%	0.90%	10.04	16.22	5,685,718	65,419,293	9.06%	10.04%	3.36%
	2022		0.00%	0.90%	9.15	14.75	5,620,386	60,396,459	-12.62%	-11.83%	10.54%
	2021		0.00%	0.90%	11.08	16.75	5,299,582	65,679,643	7.81%	8.79%	5.78%
	2020		0.00%	0.90%	10.20	15.41	5,126,390	58,973,036	1.73%	2.65%	3.92%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2024		0.00%	0.90%	11.85	20.74	3,537,877	49,064,077	2.83%	3.76%	3.93%
	2023		0.00%	0.90%	11.44	20.16	3,152,849	44,935,331	17.86%	18.92%	4.32%
	2022		0.00%	0.90%	9.64	17.01	3,319,121	40,958,464	-7.85%	-7.02%	7.88%
	2021		0.00%	0.90%	11.62	18.99	3,334,754	44,688,771	12.15%	13.16%	4.52%
	2020		0.00%	0.90%	10.36	16.84	3,279,172	39,319,619	-4.96%	-4.20%	2.95%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2024		0.00%	0.00%	14.09	14.09	809	11,399	27.68%	27.68%	1.07%
	2023	5/16/2023	0.00%	0.00%	11.04	11.04	393	4,338	17.43%	17.43%	0.91%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2024		0.00%	0.90%	20.01	67.57	3,652,325	91,872,779	26.84%	27.99%	1.06%
	2023		0.00%	0.90%	15.78	52.87	3,554,526	76,209,063	16.34%	17.39%	1.71%
	2022		0.00%	0.90%	13.56	45.11	3,090,333	62,382,003	-10.78%	-9.97%	2.95%
	2021		0.00%	0.90%	15.20	50.18	2,973,856	70,276,647	30.70%	31.88%	2.38%
	2020		0.00%	0.90%	11.63	38.11	2,789,493	51,670,361	2.06%	2.88%	2.93%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2024		0.00%	0.00%	11.78	11.78	176	2,070	12.91%	12.91%	1.49%
	2023	10/2/2023	0.00%	0.00%	10.43	10.43	32	330	15.32%	15.32%	2.25%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2024		0.00%	0.90%	16.49	47.41	5,040,943	99,565,836	12.18%	13.19%	1.15%
	2023		0.00%	0.90%	14.60	41.95	5,039,091	91,159,982	14.50%	15.54%	1.76%
	2022		0.00%	0.90%	12.66	36.36	4,550,183	75,505,617	-13.24%	-12.45%	3.55%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.90%	14.49	41.60	4,542,234	88,687,254	32.46%	33.66%	2.42%
	2020		0.00%	0.90%	11.25	31.17	4,931,889	73,799,712	5.03%	5.98%	3.05%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	11.80	22.38	4,036,056	53,136,506	6.74%	7.71%	3.45%
	2023		0.00%	0.90%	11.05	20.96	4,030,212	50,431,241	8.74%	9.72%	2.04%
	2022		0.00%	0.90%	10.17	19.28	3,912,688	47,116,335	-16.15%	-15.40%	2.65%
	2021		0.00%	0.90%	12.12	23.00	3,730,088	57,348,860	6.67%	7.63%	3.56%
	2020		0.00%	0.90%	11.37	24.66	3,674,405	53,092,592	6.12%	6.97%	2.27%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	12.81	23.74	9,240,379	134,861,872	10.15%	11.15%	2.95%
	2023		0.00%	0.90%	11.63	21.39	9,192,740	126,387,123	12.31%	13.33%	1.94%
	2022		0.00%	0.90%	10.35	18.90	9,155,173	117,486,513	-19.41%	-18.68%	2.50%
	2021		0.00%	0.90%	12.77	23.28	9,167,851	146,993,204	11.76%	12.77%	3.11%
	2020		0.00%	0.90%	11.35	25.94	9,427,660	136,433,784	4.91%	5.75%	2.26%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	12.45	22.94	7,203,849	100,988,838	9.20%	10.19%	3.04%
	2023		0.00%	0.90%	11.40	20.85	7,354,290	96,590,725	10.84%	11.84%	1.93%
	2022		0.00%	0.90%	10.28	18.78	7,200,083	90,864,383	-18.12%	-17.38%	2.54%
	2021		0.00%	0.90%	12.56	22.94	7,633,399	119,447,115	9.83%	10.82%	3.04%
	2020		0.00%	0.90%	11.43	25.26	7,986,325	115,681,196	5.14%	5.99%	2.12%

LVIP Government Money Market Fund - Standard Class	2024		0.00%	0.90%	10.50	11.57	7,717,024	87,458,135	4.00%	4.94%	4.81%
	2023		0.00%	0.90%	10.10	11.04	8,097,300	87,345,132	3.81%	4.75%	4.65%
	2022		0.00%	0.90%	9.73	10.55	9,260,945	94,895,943	0.39%	1.30%	1.34%
	2021		0.00%	0.90%	9.69	10.42	10,301,654	104,226,159	-0.88%	0.02%	0.01%
	2020		0.00%	0.90%	9.76	11.45	6,277,668	63,379,088	-0.62%	0.28%	0.32%

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2024		0.15%	0.90%	15.03	20.46	147,236	2,697,869	12.04%	12.89%	2.07%
	2023		0.15%	0.90%	16.86	18.13	142,731	2,415,225	11.17%	12.01%	2.17%
	2022		0.15%	0.90%	15.17	16.18	136,434	2,088,202	-7.76%	-7.06%	1.83%
	2021		0.15%	0.90%	16.44	17.41	147,483	2,441,932	19.52%	20.42%	1.47%
	2020		0.15%	0.90%	13.76	14.46	151,070	2,090,340	6.36%	7.16%	1.75%

LVIP JPMorgan Core Bond Fund - Service Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.72%
	2023		0.00%	0.00%	9.49	9.49	365	3,469	5.66%	5.66%	3.76%
	2022	3/29/2022	0.00%	0.00%	8.98	8.98	161	1,450	-7.34%	-7.34%	1.90%

LVIP JPMorgan High Yield Fund - Service Class	2024		0.00%	0.00%	11.09	11.09	780	8,652	7.81%	7.81%	10.79%
	2023		0.00%	0.00%	10.28	10.28	464	4,768	11.49%	11.49%	7.46%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022	3/29/2022	0.00%	0.00%	9.22	9.22	135	1,243	-6.61%	-6.61%	5.28%

LVIP JPMorgan High Yield Fund - Standard Class	2024		0.00%	0.90%	12.14	21.65	7,512,012	105,136,228	7.12%	8.09%	7.37%
	2023		0.00%	0.90%	11.34	20.05	6,666,508	89,339,535	10.76%	11.76%	4.95%
	2022		0.00%	0.90%	10.23	17.96	6,058,117	76,031,636	-11.04%	-10.23%	5.65%
	2021		0.00%	0.90%	11.50	20.03	6,132,552	87,838,239	5.48%	6.43%	4.74%
	2020		0.00%	0.90%	10.91	18.83	5,306,148	73,121,559	4.61%	5.56%	5.36%

LVIP JPMorgan Retirement Income Fund - Standard Class	2024		0.00%	0.20%	11.05	16.05	50,963	660,114	7.75%	7.96%	3.72%
	2023		0.20%	0.20%	13.06	14.90	37,463	485,272	11.38%	11.38%	3.78%
	2022	6/10/2022	0.20%	0.35%	11.73	17.50	33,476	402,308	-1.54%	-1.46%	2.13%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2024		0.10%	0.90%	15.92	36.38	1,177,512	20,275,373	14.40%	15.32%	1.35%
	2023		0.10%	0.90%	13.82	31.56	1,113,727	18,475,998	11.07%	11.96%	1.60%
	2022		0.10%	0.90%	12.36	28.20	963,541	16,008,271	-9.98%	-9.26%	1.34%
	2021		0.10%	0.90%	14.25	31.09	1,035,388	19,815,893	27.91%	28.95%	1.00%
	2020		0.10%	0.90%	11.47	24.13	1,198,371	18,063,705	1.01%	1.84%	1.25%

LVIP Loomis Sayles Global Growth Fund - Standard Class	2024		0.00%	0.00%	12.23	12.23	153,762	1,880,224	22.73%	22.73%	0.03%
	2023		0.00%	0.00%	9.96	9.96	102,860	1,024,810	36.85%	36.85%	0.52%
	2022		0.00%	0.00%	7.28	7.28	69,672	507,238	-25.74%	-25.74%	0.52%
	2021	4/27/2021	0.00%	0.00%	9.80	9.80	21,633	212,086	-1.59%	-1.59%	0.00%

LVIP Macquarie Bond Fund - Service Class	2024		0.00%	0.00%	9.57	9.57	1,918	18,346	1.25%	1.25%	5.95%
	2023	7/13/2023	0.00%	0.00%	9.45	9.45	581	5,488	2.71%	2.71%	4.95%

LVIP Macquarie Bond Fund - Standard Class	2024		0.00%	0.90%	9.98	19.40	30,663,077	343,212,878	0.70%	1.61%	5.26%
	2023		0.00%	0.90%	9.91	19.26	25,489,357	285,106,502	4.98%	5.93%	3.45%
	2022		0.00%	0.90%	9.44	18.35	21,391,634	230,190,684	-14.47%	-13.70%	3.23%
	2021		0.00%	0.90%	11.04	26.20	21,152,846	269,070,179	-2.68%	-1.80%	2.15%
	2020		0.00%	0.90%	11.34	26.92	17,661,312	234,641,866	8.88%	9.87%	2.54%

LVIP Macquarie Diversified Floating Rate Fund - Standard Class	2024		0.00%	0.90%	11.06	13.14	3,756,526	43,456,895	5.12%	6.07%	5.06%
	2023		0.00%	0.90%	10.52	12.40	3,540,356	38,924,164	4.62%	5.57%	5.34%
	2022		0.00%	0.90%	10.06	11.76	3,380,458	35,513,669	-0.80%	0.10%	2.29%
	2021		0.00%	0.90%	10.14	11.76	3,599,457	38,191,510	-0.50%	0.40%	1.24%
	2020		0.00%	0.90%	10.19	11.72	3,249,726	34,670,244	0.45%	1.36%	1.61%

LVIP Macquarie Diversified Income Fund - Service Class	2024		0.00%	0.00%	9.64	9.64	7,966	76,824	1.67%	1.67%	4.66%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.00%	9.49	9.49	4,088	38,779	5.94%	5.94%	5.90%
	2022	3/28/2022	0.00%	0.00%	8.95	8.95	1,273	11,396	-7.46%	-7.46%	4.58%

LVIP Macquarie Diversified Income Fund - Standard Class	2024		0.00%	0.90%	10.23	18.31	10,079,145	116,093,735	1.07%	1.98%	4.49%
	2023		0.00%	0.90%	10.12	18.12	9,029,276	103,249,779	5.28%	6.24%	4.27%
	2022		0.00%	0.90%	9.61	18.48	8,238,563	90,087,535	-14.63%	-13.86%	3.33%
	2021		0.00%	0.90%	11.26	21.64	8,264,242	106,552,993	-2.18%	-1.30%	5.01%
	2020		0.00%	0.90%	11.51	22.13	7,259,072	96,588,024	10.04%	11.04%	2.60%

LVIP Macquarie High Yield Fund - Standard Class	2024		0.10%	0.90%	12.75	37.54	1,287,061	18,785,593	5.71%	6.56%	6.25%
	2023		0.10%	0.90%	11.98	35.52	1,333,621	18,813,525	11.66%	12.55%	6.83%
	2022		0.10%	0.90%	11.12	31.81	1,306,159	16,829,699	-12.20%	-11.50%	6.06%
	2021		0.10%	1.00%	12.57	36.96	1,342,362	20,667,499	3.88%	4.82%	9.71%
	2020		0.10%	1.00%	12.01	35.58	1,213,264	18,694,921	6.17%	7.13%	5.96%

LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	2023		0.00%	0.00%	10.16	10.16	391	3,971	4.68%	4.68%	3.73%
	2022	3/29/2022	0.00%	0.00%	9.70	9.70	171	1,656	-1.51%	-1.51%	2.04%

LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	2024		0.00%	0.90%	10.62	14.69	9,633,622	110,179,261	3.36%	4.30%	4.06%
	2023		0.00%	0.90%	10.28	14.09	9,192,591	101,344,177	4.05%	5.00%	3.79%
	2022		0.00%	0.90%	9.88	13.44	8,084,921	85,446,064	-4.98%	-4.12%	2.47%
	2021		0.00%	0.90%	10.39	14.03	8,674,003	96,496,639	-1.56%	-0.67%	1.79%
	2020		0.00%	0.90%	10.56	14.14	7,541,300	85,227,090	3.37%	4.20%	1.79%

LVIP Macquarie Mid Cap Value Fund - Service Class	2024		0.00%	0.00%	11.84	11.84	2,174	25,726	14.42%	14.42%	1.36%
	2023		0.00%	0.00%	10.34	10.34	905	9,366	10.86%	10.86%	3.63%
	2022	3/28/2022	0.00%	0.00%	9.33	9.33	62	581	-8.33%	-8.33%	2.21%

LVIP Macquarie Mid Cap Value Fund - Standard Class	2024		0.00%	0.90%	16.52	53.43	2,129,275	42,630,855	13.79%	14.82%	1.44%
	2023		0.00%	0.90%	14.51	46.60	1,980,535	36,657,603	10.25%	11.24%	1.79%
	2022		0.00%	0.90%	13.12	41.95	1,589,596	29,175,303	-9.69%	-8.87%	1.64%
	2021		0.00%	0.90%	14.58	46.11	1,319,701	28,528,586	30.73%	31.91%	1.44%
	2020		0.00%	0.90%	11.15	35.00	1,219,791	21,243,053	-0.39%	0.51%	2.95%

LVIP Macquarie SMID Cap Core Fund - Service Class	2024		0.00%	0.00%	12.06	12.06	142	1,709	14.38%	14.38%	0.48%
	2023	7/13/2023	0.00%	0.00%	10.54	10.54	23	245	4.30%	4.30%	1.18%

LVIP Macquarie SMID Cap Core Fund - Standard Class	2024		0.00%	0.90%	16.95	76.14	5,190,635	109,732,750	13.70%	14.73%	0.61%
	2023		0.00%	0.90%	14.91	66.73	5,017,739	99,921,726	15.41%	16.45%	1.16%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.90%	12.86	57.62	4,542,032	83,352,840	-14.50%	-13.73%	0.44%
	2021		0.00%	1.00%	14.94	82.15	4,665,565	103,305,570	21.95%	23.18%	0.95%
	2020		0.00%	1.00%	12.15	66.93	4,670,391	88,954,101	9.98%	11.08%	0.54%

LVIP Macquarie Social Awareness Fund - Standard Class	2024		0.00%	0.90%	21.19	67.09	721,268	19,101,209	19.98%	21.07%	0.86%
	2023		0.00%	0.90%	17.66	58.50	631,188	15,690,508	29.01%	30.17%	1.05%
	2022		0.00%	0.90%	13.69	45.34	596,074	12,207,463	-20.43%	-19.71%	1.19%
	2021		0.00%	0.90%	17.20	63.51	547,515	14,793,916	25.30%	26.43%	0.87%
	2020		0.00%	0.90%	13.73	50.41	505,078	11,487,854	18.61%	19.56%	1.37%

LVIP Macquarie U.S. Growth Fund - Service Class	2024	7/30/2024	0.00%	0.00%	16.24	16.24	119	1,937	16.00%	16.00%	0.00%

LVIP Macquarie U.S. Growth Fund - Standard Class	2024		0.00%	0.90%	26.37	94.71	1,731,689	66,104,252	32.87%	34.07%	0.00%
	2023		0.00%	0.90%	19.85	70.75	1,676,623	53,669,250	47.02%	48.35%	0.00%
	2022		0.00%	0.90%	13.50	47.76	1,656,957	39,750,640	-28.31%	-27.66%	0.00%
	2021		0.00%	0.90%	18.83	66.12	1,457,353	52,077,504	17.04%	18.10%	0.00%
	2020		0.00%	0.90%	16.09	72.01	1,435,460	45,954,783	42.84%	43.99%	0.00%

LVIP Macquarie U.S. REIT Fund - Service Class	2024		0.00%	0.00%	10.07	10.07	1,230	12,388	7.55%	7.55%	3.93%
	2023		0.00%	0.00%	9.36	9.36	357	3,342	12.24%	12.24%	4.55%
	2022	7/12/2022	0.00%	0.00%	8.34	8.34	164	1,369	-5.37%	-5.37%	3.10%

LVIP Macquarie U.S. REIT Fund - Standard Class	2024		0.00%	0.90%	12.08	45.29	5,098,398	80,139,660	6.91%	7.87%	3.17%
	2023		0.00%	0.90%	11.30	42.03	5,056,824	76,642,059	11.57%	12.58%	3.60%
	2022		0.00%	0.90%	10.13	37.37	4,610,785	65,165,135	-25.97%	-25.30%	3.32%
	2021		0.00%	0.90%	13.68	80.65	4,347,590	86,319,814	41.79%	43.07%	3.05%
	2020		0.00%	0.90%	9.65	56.88	4,551,109	66,804,332	-11.21%	-10.41%	1.92%

LVIP Macquarie Value Fund - Service Class	2024		0.00%	0.00%	10.79	10.79	1,050	11,331	6.86%	6.86%	1.86%
	2023		0.00%	0.00%	10.10	10.10	512	5,174	3.18%	3.18%	1.61%
	2022	8/30/2022	0.00%	0.00%	9.79	9.79	6	61	4.44%	4.44%	3.08%

LVIP Macquarie Value Fund - Standard Class	2024		0.00%	0.90%	14.04	46.77	6,291,740	110,794,178	6.22%	7.18%	1.97%
	2023		0.00%	0.90%	13.22	43.70	5,773,274	102,666,714	2.56%	3.49%	1.81%
	2022		0.00%	0.90%	12.89	42.29	4,872,453	92,656,533	-4.14%	-3.27%	1.78%
	2021		0.00%	0.90%	13.44	50.78	4,966,572	105,352,382	21.32%	22.42%	5.69%
	2020		0.00%	0.90%	11.08	41.62	5,031,709	91,529,892	-0.49%	0.41%	2.05%

LVIP Macquarie Wealth Builder Fund - Standard Class	2024		0.10%	0.90%	13.68	25.72	172,021	2,651,406	7.21%	8.07%	2.87%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.10%	0.90%	12.67	23.99	169,060	2,491,072	8.92%	9.80%	2.73%
	2022		0.10%	0.90%	11.55	24.75	186,254	2,516,845	-12.00%	-11.30%	2.18%
	2021		0.10%	0.90%	13.03	28.13	196,701	3,104,915	10.78%	11.67%	2.09%
	2020		0.10%	0.90%	11.68	28.87	190,429	2,771,931	4.67%	5.51%	1.94%

LVIP MFS International Growth Fund - Service Class	2024		0.00%	0.00%	11.62	11.62	3,210	37,294	7.83%	7.83%	1.67%
	2023		0.00%	0.00%	10.77	10.77	1,545	16,649	14.42%	14.42%	2.87%
	2022	3/29/2022	0.00%	0.00%	9.42	9.42	221	2,085	-8.27%	-8.27%	0.86%

LVIP MFS International Growth Fund - Standard Class	2024		0.00%	0.90%	14.65	29.06	7,004,717	123,301,188	7.13%	8.10%	1.63%
	2023		0.00%	0.90%	13.67	26.92	6,315,785	106,189,487	13.69%	14.71%	2.26%
	2022		0.00%	0.90%	12.03	23.50	5,347,237	83,285,205	-15.05%	-14.29%	1.11%
	2021		0.00%	0.90%	14.16	28.11	4,951,750	94,070,214	10.24%	11.24%	0.76%
	2020		0.00%	0.90%	12.84	25.36	4,098,175	72,576,468	13.51%	14.54%	1.04%

LVIP MFS Value Fund - Service Class	2024		0.00%	0.00%	12.01	12.01	4,364	52,391	11.57%	11.57%	1.93%
	2023	3/21/2023	0.00%	0.00%	10.76	10.76	1,153	12,408	11.58%	11.58%	3.63%

LVIP MFS Value Fund - Standard Class	2024		0.00%	0.90%	16.10	47.12	14,629,615	305,497,058	10.84%	11.84%	1.78%
	2023		0.00%	0.90%	14.53	42.19	13,203,748	259,774,191	7.10%	8.07%	1.92%
	2022		0.00%	0.90%	13.56	39.10	10,600,333	209,568,210	-6.92%	-6.07%	1.88%
	2021		0.00%	0.90%	14.57	41.69	9,826,036	220,312,448	24.34%	25.46%	1.45%
	2020		0.00%	0.90%	11.72	33.28	8,798,375	166,481,835	2.73%	3.66%	1.83%

LVIP Mondrian Global Income Fund - Standard Class	2024		0.00%	0.90%	8.39	12.02	2,784,408	25,551,022	-6.00%	-5.15%	2.35%
	2023		0.00%	0.90%	8.93	12.68	2,361,093	22,989,547	3.09%	4.02%	0.00%
	2022		0.00%	0.90%	8.66	12.21	1,971,230	18,555,017	-15.89%	-15.13%	0.00%
	2021		0.00%	0.90%	10.30	14.40	1,871,489	20,975,396	-5.94%	-5.09%	3.38%
	2020		0.00%	0.90%	10.95	15.18	1,454,256	17,496,539	5.81%	6.78%	1.74%

LVIP Mondrian International Value Fund - Service Class	2024		0.00%	0.00%	11.17	11.17	2,676	29,901	4.43%	4.43%	3.52%
	2023		0.00%	0.00%	10.70	10.70	1,310	14,018	19.81%	19.81%	4.83%
	2022	3/29/2022	0.00%	0.00%	8.93	8.93	234	2,089	-10.58%	-10.58%	2.73%

LVIP Mondrian International Value Fund - Standard Class	2024		0.00%	0.90%	12.01	27.66	4,338,533	58,534,726	3.76%	4.70%	3.23%
	2023		0.00%	0.90%	11.50	26.66	4,089,454	54,394,228	19.04%	20.11%	3.37%
	2022		0.00%	0.90%	9.59	22.40	4,047,983	47,543,221	-11.56%	-10.75%	2.89%
	2021		0.00%	0.90%	10.77	25.32	3,922,749	53,379,004	10.27%	11.26%	3.51%
	2020		0.00%	0.90%	9.70	25.40	3,747,371	46,867,697	-5.82%	-4.97%	2.64%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2024		0.15%	0.90%	17.13	20.68	58,355	1,145,972	15.80%	16.67%	1.40%
	2023		0.15%	0.90%	14.69	17.72	50,171	853,561	24.88%	25.82%	1.46%
	2022		0.15%	0.90%	11.68	14.09	36,198	488,244	-18.67%	-18.05%	1.74%
	2021		0.15%	0.90%	14.26	17.19	34,744	573,422	14.86%	15.72%	1.90%
	2020		0.15%	0.90%	14.13	14.85	28,598	407,159	14.43%	15.29%	2.47%

LVIP PIMCO Low Duration Bond Fund - Standard Class	2024		0.00%	0.00%	10.40	10.40	885,838	9,210,420	5.13%	5.13%	5.51%
	2023		0.00%	0.00%	9.89	9.89	569,359	5,630,989	4.87%	4.87%	4.28%
	2022		0.00%	0.00%	9.43	9.43	343,394	3,238,388	-4.88%	-4.88%	3.21%
	2021	3/10/2021	0.00%	0.00%	9.91	9.91	112,838	1,118,667	-0.59%	-0.59%	4.19%

LVIP SSGA Bond Index Fund - Service Class	2024		0.00%	0.00%	9.45	9.45	22,048	208,362	0.80%	0.80%	4.00%
	2023		0.00%	0.00%	9.38	9.38	11,162	104,649	5.03%	5.03%	4.97%
	2022	3/29/2022	0.00%	0.00%	8.93	8.93	1,886	16,836	-7.77%	-7.77%	4.12%

LVIP SSGA Bond Index Fund - Standard Class	2024		0.00%	0.90%	9.66	14.34	12,738,436	133,294,271	0.15%	1.05%	3.63%
	2023		0.00%	0.90%	9.65	14.20	10,880,890	113,741,773	4.35%	5.30%	2.90%
	2022		0.00%	0.90%	9.25	13.50	9,944,453	99,648,170	-14.22%	-13.44%	2.17%
	2021		0.00%	0.90%	10.78	15.62	9,839,954	114,996,759	-2.86%	-1.98%	2.03%
	2020		0.00%	0.90%	11.09	15.95	8,314,547	100,330,742	6.52%	7.49%	2.41%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2024		0.00%	0.90%	12.28	19.82	2,839,178	38,996,268	4.99%	5.94%	2.85%
	2023		0.00%	0.90%	11.70	18.73	2,780,630	36,672,253	9.74%	10.73%	2.48%
	2022		0.00%	0.90%	10.66	16.93	2,691,968	33,226,472	-15.51%	-14.75%	2.76%
	2021		0.00%	0.90%	12.61	19.88	2,604,936	38,454,913	5.42%	6.37%	2.22%
	2020		0.00%	0.90%	11.97	18.62	2,305,226	32,482,237	11.18%	12.18%	2.31%

LVIP SSGA Emerging Markets Equity Index Fund - Service Class	2024		0.00%	0.00%	9.59	9.59	4,064	38,979	6.54%	6.54%	3.04%
	2023		0.00%	0.00%	9.00	9.00	2,206	19,861	8.56%	8.56%	6.03%
	2022	8/8/2022	0.00%	0.00%	8.29	8.29	325	2,699	-4.11%	-4.11%	3.29%

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2024		0.00%	0.00%	7.90	7.90	189,082	1,493,070	6.80%	6.80%	3.14%
	2023		0.00%	0.00%	7.39	7.39	128,976	953,602	8.83%	8.83%	4.00%
	2022		0.00%	0.00%	6.79	6.79	90,353	613,818	-21.19%	-21.19%	3.84%
	2021	3/25/2021	0.00%	0.00%	8.62	8.62	43,095	371,471	-3.36%	-3.36%	4.67%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2024		0.10%	0.90%	13.52	22.90	1,588,139	22,984,710	8.98%	9.86%	2.98%
	2023		0.10%	0.90%	12.32	20.86	1,751,433	23,990,868	12.49%	13.39%	2.52%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.10%	0.90%	10.87	18.40	1,696,949	22,139,305	-15.09%	-14.41%	3.78%
	2021		0.10%	0.90%	12.72	21.51	1,744,015	27,812,059	11.57%	12.47%	5.17%
	2020		0.10%	0.90%	11.32	19.14	1,731,441	25,243,203	6.06%	6.91%	1.91%

LVIP SSGA International Index Fund - Service Class	2024		0.00%	0.00%	11.05	11.05	15,902	175,712	2.97%	2.97%	3.66%
	2023		0.00%	0.00%	10.73	10.73	8,831	94,774	17.27%	17.27%	5.55%
	2022	3/28/2022	0.00%	0.00%	9.15	9.15	1,820	16,659	-8.08%	-8.08%	9.16%

LVIP SSGA International Index Fund - Standard Class	2024		0.00%	0.90%	12.61	21.27	8,853,975	123,908,735	2.29%	3.22%	3.46%
	2023		0.00%	0.90%	12.24	20.63	7,695,006	108,459,844	16.52%	17.57%	3.32%
	2022		0.00%	0.90%	10.43	17.58	7,233,360	89,742,002	-15.09%	-14.32%	4.85%
	2021		0.00%	0.90%	12.99	21.11	5,956,709	88,366,223	10.06%	11.06%	2.80%
	2020		0.00%	0.90%	11.80	19.08	5,238,509	71,326,041	6.88%	7.85%	2.64%

LVIP SSGA International Managed Volatility Fund - Standard Class	2024		0.15%	0.90%	10.79	13.48	1,169,790	13,357,122	1.86%	2.62%	3.16%
	2023		0.10%	0.90%	10.56	13.14	1,141,634	12,675,646	16.39%	17.33%	3.01%
	2022		0.10%	0.90%	9.04	11.21	1,226,194	11,530,248	-17.57%	-16.91%	4.24%
	2021		0.10%	0.90%	10.94	13.51	1,210,372	13,779,724	9.77%	10.65%	2.32%
	2020		0.10%	0.90%	9.94	12.22	1,194,232	12,356,280	-1.86%	-1.07%	2.09%

LVIP SSGA Mid-Cap Index Fund - Service Class	2024		0.00%	0.00%	12.08	12.08	7,940	95,947	13.27%	13.27%	1.25%
	2023		0.00%	0.00%	10.67	10.67	4,688	50,009	15.75%	15.75%	2.20%
	2022	3/29/2022	0.00%	0.00%	9.22	9.22	963	8,875	-11.63%	-11.63%	2.28%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2024		0.00%	0.00%	12.88	12.88	534,576	6,886,053	13.55%	13.55%	1.57%
	2023		0.00%	0.00%	11.34	11.34	338,566	3,840,810	16.05%	16.05%	1.86%
	2022		0.00%	0.00%	9.78	9.78	185,607	1,814,403	-13.40%	-13.40%	2.18%
	2021	3/10/2021	0.00%	0.00%	11.29	11.29	70,313	793,683	10.89%	10.89%	2.30%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2024		0.00%	0.90%	13.67	24.71	13,466,798	209,903,469	7.40%	8.37%	2.62%
	2023		0.00%	0.90%	12.73	22.82	13,015,610	193,989,703	12.55%	13.57%	2.38%
	2022		0.00%	0.90%	11.31	20.12	12,645,055	170,538,214	-16.17%	-15.41%	2.89%
	2021		0.00%	0.90%	13.49	23.81	11,904,010	193,791,864	9.40%	10.39%	2.26%
	2020		0.00%	0.90%	12.33	21.59	11,538,891	173,033,469	12.81%	13.83%	2.34%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	2023	5/22/2023	0.00%	0.00%	10.20	10.20	2,465	25,147	7.92%	7.92%	1.88%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2024		0.00%	0.90%	14.15	26.51	14,646,457	240,223,773	8.29%	9.26%	2.56%
	2023		0.00%	0.90%	13.07	24.29	13,861,060	214,336,645	13.79%	14.82%	2.24%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.90%	11.48	21.17	13,021,550	183,999,831	-16.63%	-15.88%	2.68%
	2021		0.00%	0.90%	13.77	25.19	12,154,189	208,204,286	10.37%	11.37%	2.21%
	2020		0.00%	0.90%	12.48	22.64	11,500,224	180,839,954	13.26%	14.28%	2.59%

LVIP SSGA Nasdaq-100 Index Fund - Service Class	2024		0.00%	0.00%	14.81	14.81	2,860	42,349	24.94%	24.94%	0.42%
	2023		0.00%	0.00%	11.85	11.85	786	9,313	54.11%	54.11%	1.04%
	2022	8/30/2022	0.00%	0.00%	7.69	7.69	7	55	-11.33%	-11.33%	0.00%

LVIP SSGA S&P 500 Index Fund - Service Class	2024		0.00%	0.00%	13.86	13.86	47,296	655,607	24.42%	24.42%	1.16%
	2023		0.00%	0.00%	11.14	11.14	27,615	307,668	25.70%	25.70%	2.21%
	2022	3/28/2022	0.00%	0.00%	8.86	8.86	6,151	54,516	-15.34%	-15.34%	2.29%

LVIP SSGA S&P 500 Index Fund - Standard Class	2024		0.00%	0.90%	21.50	72.42	69,876,858	1,902,586,327	23.61%	24.73%	1.20%
	2023		0.00%	0.90%	17.40	58.15	66,178,238	1,520,757,593	24.88%	26.01%	1.53%
	2022		0.00%	0.90%	13.93	46.22	60,449,046	1,165,635,377	-19.04%	-18.31%	1.58%
	2021		0.00%	0.90%	17.21	56.66	51,628,003	1,290,396,332	27.27%	28.42%	1.33%
	2020		0.00%	0.90%	13.52	44.19	47,028,556	958,175,613	16.97%	18.03%	1.77%

LVIP SSGA Short-Term Bond Index Fund - Standard Class	2024		0.00%	0.00%	10.59	10.59	357,817	3,788,711	4.88%	4.88%	5.97%
	2023		0.00%	0.00%	10.10	10.10	207,513	2,094,903	5.17%	5.17%	3.96%
	2022		0.00%	0.00%	9.60	9.60	110,300	1,058,763	-3.45%	-3.45%	2.30%
	2021	3/10/2021	0.00%	0.00%	9.94	9.94	19,957	198,414	-0.28%	-0.28%	2.28%

LVIP SSGA Small-Cap Index Fund - Service Class	2024		0.00%	0.00%	11.16	11.16	5,720	63,828	10.87%	10.87%	1.95%
	2023		0.00%	0.00%	10.06	10.06	3,543	35,663	16.21%	16.21%	1.86%
	2022	3/29/2022	0.00%	0.00%	8.66	8.66	657	5,690	-16.92%	-16.92%	1.50%

LVIP SSGA Small-Cap Index Fund - Standard Class	2024		0.00%	0.90%	14.66	43.42	10,201,783	177,624,503	10.15%	11.14%	1.87%
	2023		0.00%	0.90%	13.22	39.13	9,461,120	158,985,613	15.46%	16.50%	1.38%
	2022		0.00%	0.90%	11.37	33.64	7,936,882	121,447,661	-21.49%	-20.78%	1.27%
	2021		0.00%	0.90%	14.38	42.53	6,492,540	131,896,485	13.53%	14.56%	0.90%
	2020		0.00%	0.90%	12.97	37.18	5,803,427	107,596,432	18.13%	19.08%	1.14%

LVIP Structured Conservative Allocation Fund - Standard Class	2024		0.00%	0.90%	12.29	19.42	1,247,299	17,113,846	5.50%	6.46%	3.32%
	2023		0.00%	0.90%	11.65	18.27	1,227,141	16,032,053	9.28%	10.27%	2.74%
	2022		0.00%	0.90%	10.66	16.60	1,153,994	14,312,831	-14.07%	-13.30%	3.92%
	2021		0.00%	0.90%	12.40	19.17	1,108,367	16,243,061	6.46%	7.42%	3.73%
	2020		0.00%	0.90%	11.65	17.87	1,053,012	15,222,903	8.69%	9.51%	2.17%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Structured Moderate Allocation Fund - Standard Class	2024		0.00%	0.90%	13.77	24.41	7,319,603	113,181,632	8.43%	9.41%	3.70%
	2023		0.00%	0.90%	12.70	22.34	7,061,813	103,528,887	12.08%	13.09%	2.65%
	2022		0.00%	0.90%	11.33	19.77	6,843,607	94,799,649	-13.93%	-13.15%	4.68%
	2021		0.00%	0.90%	13.16	22.66	6,571,767	107,730,500	11.15%	12.15%	4.85%
	2020		0.00%	0.90%	11.84	20.23	6,333,641	94,449,380	8.87%	9.69%	2.63%

LVIP Structured Moderately Aggressive Allocation Fund - Service Class	2022	6/1/2022	0.00%	0.00%	9.02	9.02	1,475	13,298	-5.12%	-5.12%	8.53%

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2024		0.00%	0.90%	14.25	26.46	6,023,439	100,020,036	9.49%	10.48%	3.40%
	2023		0.00%	0.90%	13.01	23.98	5,723,953	90,407,272	13.25%	14.27%	2.61%
	2022		0.00%	0.90%	11.49	21.00	5,438,547	79,162,541	-13.91%	-13.13%	4.93%
	2021		0.00%	0.90%	13.35	24.20	5,203,401	90,408,942	12.66%	13.68%	5.24%
	2020		0.00%	0.90%	11.85	21.31	5,033,098	78,672,153	8.30%	9.28%	2.62%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.20%
	2021		0.20%	0.35%	13.44	20.09	28,223	498,660	8.23%	8.40%	2.61%
	2020		0.20%	0.35%	13.85	24.89	29,774	490,768	11.90%	12.07%	2.31%

LVIP T. Rowe Price 2020 Fund - Standard Class	2024		0.00%	0.90%	11.17	21.30	93,125	1,349,420	7.84%	8.81%	2.72%
	2023		0.00%	0.90%	10.27	19.59	95,873	1,274,427	12.52%	13.54%	2.73%
	2022		0.00%	0.90%	9.04	17.28	79,308	974,241	-15.94%	-15.18%	2.78%
	2021		0.00%	0.90%	13.85	21.44	91,774	1,354,121	9.24%	10.12%	2.60%
	2020		0.10%	0.90%	12.59	26.45	123,915	1,846,305	12.25%	13.15%	2.23%

LVIP T. Rowe Price 2030 Fund - Standard Class	2024		0.00%	0.90%	11.57	22.48	463,828	6,153,664	9.44%	10.43%	2.33%
	2023		0.00%	0.90%	10.47	20.38	400,468	4,983,041	15.10%	16.14%	2.39%
	2022		0.00%	0.90%	9.02	17.56	317,319	3,630,402	-17.62%	-16.87%	2.53%
	2021		0.00%	0.90%	14.60	31.88	224,891	3,435,021	12.58%	13.48%	2.55%
	2020		0.10%	0.90%	12.87	28.16	195,390	2,855,832	14.22%	15.13%	2.52%

LVIP T. Rowe Price 2040 Fund - Standard Class	2024		0.00%	0.90%	12.23	23.81	927,033	12,396,046	12.03%	13.04%	2.03%
	2023		0.00%	0.90%	10.82	21.08	759,019	9,386,376	18.12%	19.19%	1.93%
	2022		0.00%	0.90%	9.08	17.71	594,578	6,508,444	-18.48%	-17.74%	2.07%
	2021		0.00%	0.90%	15.26	35.22	390,220	6,069,336	15.88%	16.81%	3.25%
	2020		0.10%	0.90%	13.07	30.22	234,087	3,825,935	15.57%	16.50%	2.02%

LVIP T. Rowe Price 2050 Fund - Standard Class	2024		0.00%	0.00%	12.51	12.51	810,982	10,143,475	14.20%	14.20%	1.68%
	2023		0.00%	0.00%	10.95	10.95	567,935	6,220,308	20.30%	20.30%	1.94%
	2022		0.00%	0.00%	9.10	9.10	373,181	3,397,516	-17.95%	-17.95%	2.97%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021	3/16/2021	0.00%	0.00%	11.10	11.10	86,456	959,249	10.85%	10.85%	7.31%

LVIP T. Rowe Price 2060 Fund - Standard Class	2024		0.00%	0.00%	12.55	12.55	1,516,463	19,036,991	14.27%	14.27%	1.88%
	2023		0.00%	0.00%	10.99	10.99	1,057,685	11,619,371	20.31%	20.31%	2.07%
	2022		0.00%	0.00%	9.13	9.13	639,734	5,841,688	-17.87%	-17.87%	2.78%
	2021	3/24/2021	0.00%	0.00%	11.12	11.12	222,740	2,476,399	13.99%	13.99%	4.47%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	2024		0.00%	0.00%	13.05	13.05	2,497	32,586	23.36%	23.36%	0.11%
	2023		0.00%	0.00%	10.58	10.58	1,155	12,223	20.87%	20.87%	0.00%
	2022	3/28/2022	0.00%	0.00%	8.75	8.75	75	659	-13.96%	-13.96%	0.00%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2024		0.00%	0.90%	18.56	72.87	4,725,820	118,172,420	22.56%	23.67%	0.32%
	2023		0.00%	0.90%	15.14	59.01	4,596,211	98,082,567	20.09%	21.17%	0.03%
	2022		0.00%	0.90%	12.61	50.53	3,878,711	75,268,534	-25.20%	-24.52%	0.02%
	2021		0.00%	0.90%	16.86	91.10	3,323,079	89,842,512	12.82%	13.84%	0.01%
	2020		0.00%	0.90%	14.94	80.30	2,969,763	75,613,669	30.51%	31.69%	0.00%

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.90%	13.74	16.64	769,244	11,464,994	12.54%	13.56%	2.47%
	2023		0.00%	0.90%	12.21	14.67	780,960	10,324,430	13.99%	15.02%	1.62%
	2022		0.00%	0.90%	10.71	12.78	783,391	9,093,663	-20.85%	-20.13%	1.74%
	2021		0.00%	0.90%	13.53	16.02	708,130	10,410,868	14.33%	15.37%	2.84%
	2020		0.00%	0.90%	11.83	13.91	662,714	8,532,048	7.53%	8.50%	1.68%

LVIP Vanguard Bond Allocation Fund - Standard Class	2024		0.00%	0.90%	9.62	11.98	15,029,949	155,433,830	0.51%	1.42%	3.83%
	2023		0.00%	0.90%	9.58	11.82	13,309,542	136,732,480	5.05%	6.00%	3.52%
	2022		0.00%	0.90%	9.12	11.17	11,487,344	112,172,193	-14.14%	-13.37%	2.04%
	2021		0.00%	0.90%	10.62	12.90	11,345,954	129,195,901	-2.17%	-1.29%	1.52%
	2020		0.00%	0.90%	10.85	13.08	9,406,934	109,543,063	4.73%	5.68%	1.58%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2024		0.00%	0.90%	20.50	49.02	10,821,987	290,795,422	21.01%	22.10%	1.18%
	2023		0.00%	0.90%	16.95	40.19	10,550,504	244,767,171	24.10%	25.22%	1.37%
	2022		0.00%	0.90%	13.65	32.13	9,908,395	195,494,973	-19.47%	-18.74%	1.29%
	2021		0.00%	0.90%	16.96	39.57	9,203,297	232,687,238	24.61%	25.74%	1.28%
	2020		0.00%	0.90%	13.61	31.51	8,805,632	183,268,591	18.75%	19.82%	1.51%

LVIP Vanguard International Equity ETF Fund - Service Class	2024		0.00%	0.00%	10.53	10.53	3,020	31,811	3.62%	3.62%	2.16%
	2023	9/22/2023	0.00%	0.00%	10.17	10.17	1,553	15,792	8.39%	8.39%	2.43%

LVIP Vanguard International Equity ETF Fund - Standard Class	2024		0.00%	0.90%	12.08	17.98	12,502,198	171,995,598	2.93%	3.86%	2.77%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.90%	11.66	18.03	11,186,092	153,822,250	14.33%	15.36%	3.23%
	2022		0.00%	0.90%	10.12	15.69	10,348,538	129,353,576	-17.37%	-16.62%	2.65%
	2021		0.00%	0.90%	13.26	18.88	9,458,051	144,645,571	7.19%	8.16%	2.96%
	2020		0.00%	0.90%	12.37	17.52	8,415,777	121,028,016	9.90%	10.89%	2.38%

LVIP Wellington Capital Growth Fund - Service Class	2023	3/21/2023	0.00%	0.00%	10.67	10.67	603	6,436	25.27%	25.27%	0.00%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.00%	0.90%	17.47	69.84	4,118,034	110,086,093	37.43%	38.70%	0.00%
	2022		0.00%	0.90%	12.71	50.43	3,931,955	82,622,181	-33.93%	-33.33%	0.00%
	2021		0.00%	0.90%	19.24	75.75	3,007,960	103,431,227	16.07%	17.12%	0.00%
	2020		0.00%	0.90%	16.57	64.78	2,938,515	92,335,958	41.74%	43.03%	0.00%

LVIP Wellington SMID Cap Value Fund - Service Class	2024	2/20/2024	0.00%	0.00%	11.87	11.87	7	89	12.33%	12.33%	0.28%

LVIP Wellington SMID Cap Value Fund - Standard Class	2024		0.00%	0.90%	16.90	47.77	2,816,345	57,319,931	11.31%	12.32%	1.32%
	2023		0.00%	0.90%	15.14	42.60	2,668,649	50,974,447	16.19%	17.24%	1.02%
	2022		0.00%	0.90%	12.94	36.39	2,427,500	41,943,594	-10.81%	-10.00%	0.77%
	2021		0.00%	0.90%	14.41	40.50	2,472,113	48,929,531	27.05%	28.20%	0.50%
	2020		0.00%	0.90%	11.53	31.63	2,562,820	40,526,352	0.86%	1.77%	0.99%

LVIP Western Asset Core Bond Fund - Service Class	2024		0.00%	0.00%	9.32	9.32	2,378	22,164	0.44%	0.44%	7.39%
	2023	8/18/2023	0.00%	0.00%	9.28	9.28	547	5,078	5.85%	5.85%	21.97%

M Capital Appreciation Fund	2024		0.20%	0.20%	18.84	24.49	87,125	1,920,572	9.72%	9.72%	2.04%
	2023		0.20%	0.20%	17.17	22.32	85,580	1,717,704	23.31%	23.31%	0.41%
	2022		0.20%	0.35%	13.92	27.15	95,638	1,674,240	-18.43%	-18.30%	0.00%
	2021		0.20%	0.35%	17.04	33.28	97,245	2,080,691	17.33%	17.50%	0.00%
	2020		0.20%	0.90%	14.50	46.39	111,168	2,113,033	16.67%	17.49%	0.00%

M International Equity Fund	2024		0.20%	0.20%	12.54	14.02	191,063	2,433,441	3.75%	3.75%	3.02%
	2023		0.20%	0.20%	12.08	13.51	178,002	2,186,371	15.77%	15.77%	3.06%
	2022		0.20%	0.35%	10.44	13.44	186,197	1,986,102	-14.46%	-14.33%	2.68%
	2021		0.20%	0.35%	12.18	15.71	188,517	2,345,756	10.66%	10.83%	2.42%
	2020		0.20%	0.90%	10.99	15.99	198,642	2,241,595	7.92%	8.68%	1.71%

M Large Cap Growth Fund	2024		0.20%	0.20%	31.80	40.33	107,392	3,798,297	25.25%	25.25%	0.00%
	2023		0.20%	0.20%	25.39	32.20	119,619	3,382,867	31.77%	31.77%	0.00%
	2022		0.20%	0.35%	19.27	33.01	141,625	3,152,771	-25.67%	-25.56%	0.00%
	2021		0.20%	0.35%	25.88	44.42	129,468	3,876,828	21.07%	21.25%	0.00%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.20%	0.90%	21.35	53.58	140,402	3,563,027	27.74%	28.64%	0.00%

M Large Cap Value Fund	2024		0.20%	0.20%	18.68	21.96	153,539	3,124,779	18.39%	18.39%	1.92%
	2023		0.20%	0.20%	15.78	18.55	158,332	2,726,747	7.39%	7.39%	2.30%
	2022		0.20%	0.35%	14.69	25.40	150,706	2,462,590	-1.79%	-1.65%	1.92%
	2021		0.20%	0.35%	14.94	25.86	175,859	2,918,295	29.55%	29.75%	1.50%
	2020		0.20%	0.90%	11.51	23.83	206,860	2,694,548	-4.03%	-3.36%	2.12%

Macquarie VIP Emerging Markets Series - Service Class	2024		0.00%	0.00%	9.34	9.34	2,658	24,813	4.77%	4.77%	1.78%
	2023	9/19/2023	0.00%	0.00%	8.91	8.91	849	7,570	8.28%	8.28%	0.00%

Macquarie VIP Emerging Markets Series - Standard Class	2024		0.00%	0.90%	10.87	30.52	11,453,215	145,770,827	4.15%	5.09%	2.61%
	2023		0.00%	0.90%	10.37	35.51	10,883,021	135,348,225	12.77%	13.79%	1.54%
	2022		0.00%	0.90%	9.13	31.49	10,182,068	116,084,051	-28.23%	-27.58%	4.13%
	2021		0.00%	0.90%	12.63	72.22	8,653,377	140,189,557	-3.71%	-2.84%	0.30%
	2020		0.00%	0.90%	13.03	75.01	7,135,707	122,309,373	23.96%	25.08%	0.79%

Macquarie VIP Energy Series - Service Class	2024	7/22/2024	0.00%	0.00%	12.57	12.57	21	260	-11.03%	-11.03%	0.00%

Macquarie VIP High Income Series - Service Class	2024		0.00%	0.00%	10.83	10.83	127	1,372	6.19%	6.19%	6.16%
	2023	6/14/2023	0.00%	0.00%	10.20	10.20	39	398	7.27%	7.27%	0.00%

Macquarie VIP Mid Cap Growth Series - Service Class	2024		0.00%	0.00%	10.06	10.06	135	1,360	2.20%	2.20%	0.00%
	2023	7/24/2023	0.00%	0.00%	9.85	9.85	95	938	0.10%	0.10%	0.00%

Macquarie VIP Science and Technology Series - Service Class	2024		0.00%	0.00%	14.14	14.14	100	1,413	30.59%	30.59%	0.00%
	2023	5/25/2023	0.00%	0.00%	10.83	10.83	8	84	19.75%	19.75%	0.00%

Macquarie VIP Small Cap Growth Series - Service Class	2024		0.00%	0.00%	10.49	10.49	227	2,384	14.26%	14.26%	0.00%
	2023		0.00%	0.00%	9.18	9.18	163	1,501	13.04%	13.04%	0.00%
	2022	11/21/2022	0.00%	0.00%	8.12	8.12	35	286	-4.58%	-4.58%	0.00%

Macquarie VIP Small Cap Value Series - Service Class	2024		0.00%	0.00%	10.78	10.78	85	913	11.02%	11.02%	0.85%
	2023	1/25/2023	0.00%	0.00%	9.71	9.71	39	377	3.42%	3.42%	0.00%

Macquarie VIP Small Cap Value Series - Standard Class	2024		0.00%	0.90%	14.73	57.91	6,889,151	123,411,311	10.32%	11.32%	1.33%
	2023		0.00%	0.90%	13.26	52.49	6,558,792	112,235,241	8.46%	9.44%	0.92%
	2022		0.00%	0.90%	12.14	48.39	5,591,389	94,706,191	-12.88%	-12.09%	0.82%
	2021		0.00%	0.90%	13.84	83.94	5,396,661	113,589,230	33.21%	34.42%	0.82%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.90%	10.32	63.01	5,830,460	97,250,881	-2.78%	-1.90%	1.33%

MFS® VIT Growth Series - Initial Class	2024		0.00%	0.90%	22.18	96.72	3,802,780	122,229,107	30.29%	31.47%	0.00%
	2023		0.00%	0.90%	17.03	75.05	3,788,477	98,476,289	34.64%	35.86%	0.00%
	2022		0.00%	0.90%	12.65	55.74	3,898,751	80,241,603	-32.25%	-31.63%	0.00%
	2021		0.00%	0.90%	18.66	91.55	3,290,337	106,215,717	22.43%	23.53%	0.00%
	2020		0.00%	0.90%	15.25	74.37	3,232,922	88,810,506	30.68%	31.86%	0.00%

MFS® VIT Growth Series - Service Class	2024		0.00%	0.00%	14.20	14.20	205	2,908	31.15%	31.15%	0.00%
	2023	5/25/2023	0.00%	0.00%	10.83	10.83	19	201	16.57%	16.57%	0.00%

MFS® VIT New Discovery Series - Initial Class	2024		0.00%	0.00%	7.90	7.90	226,431	1,789,815	6.72%	6.72%	0.00%
	2023		0.00%	0.00%	7.41	7.41	161,437	1,195,679	14.41%	14.41%	0.00%
	2022		0.00%	0.00%	6.47	6.47	80,862	523,460	-29.76%	-29.76%	0.00%
	2021	3/12/2021	0.00%	0.00%	9.22	9.22	19,155	176,531	-2.61%	-2.61%	0.00%

MFS® VIT Total Return Series - Initial Class	2024		0.00%	0.90%	14.18	31.71	6,144,448	99,939,953	6.79%	7.75%	2.52%
	2023		0.00%	0.90%	13.28	30.86	5,960,227	91,553,255	9.45%	10.44%	2.10%
	2022		0.00%	0.90%	12.13	28.19	5,595,674	79,929,784	-10.39%	-9.58%	1.71%
	2021		0.00%	0.90%	13.54	37.69	5,346,075	88,442,493	13.09%	14.12%	1.84%
	2020		0.00%	0.90%	11.97	33.33	4,901,014	75,549,780	8.83%	9.81%	2.34%

MFS® VIT Utilities Series - Initial Class	2024		0.00%	0.90%	14.09	51.69	3,527,844	63,452,375	10.66%	11.66%	2.36%
	2023		0.00%	0.90%	12.73	46.71	3,325,304	56,212,362	-2.99%	-2.11%	3.59%
	2022		0.00%	0.90%	13.12	68.95	2,880,202	52,356,943	-0.15%	0.76%	2.39%
	2021		0.00%	0.90%	13.14	69.05	3,097,974	58,018,295	13.07%	14.09%	1.77%
	2020		0.00%	0.90%	11.62	61.07	2,755,726	48,544,141	4.95%	5.90%	2.54%

MFS® VIT Utilities Series - Service Class	2024		0.00%	0.00%	11.31	11.31	543	6,142	11.34%	11.34%	2.17%
	2023	7/20/2023	0.00%	0.00%	10.16	10.16	123	1,251	-2.90%	-2.90%	0.87%

MFS® VIT II Core Equity Portfolio - Initial Class	2024		0.00%	0.20%	14.65	22.17	196,690	3,435,240	19.87%	20.11%	0.60%
	2023		0.00%	0.35%	12.20	41.05	165,901	2,581,817	22.71%	23.14%	0.56%
	2022		0.00%	0.90%	9.91	43.92	117,494	1,752,500	-18.01%	-17.27%	0.32%
	2021		0.00%	0.90%	18.23	53.57	58,421	1,667,003	24.19%	25.07%	0.42%
	2020		0.20%	0.90%	14.58	57.79	42,332	1,326,552	17.64%	18.47%	0.74%

Morgan Stanley VIF Global Infrastructure Portfolio - Class II	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.57%
	2023	7/13/2023	0.00%	0.00%	10.02	10.02	12	118	-0.49%	-0.49%	0.00%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2024		0.20%	0.90%	11.93	61.23	979,858	19,976,306	22.91%	23.77%	0.00%
	2023		0.20%	0.90%	15.36	53.38	996,695	18,291,203	17.09%	17.91%	0.00%
	2022		0.20%	0.90%	13.03	45.59	966,262	16,657,523	-29.37%	-28.88%	0.00%
	2021		0.20%	0.90%	18.32	71.47	889,486	24,052,186	11.98%	12.77%	0.00%
	2020		0.20%	0.90%	16.24	63.48	829,388	22,807,201	38.73%	39.70%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2024		0.20%	0.90%	13.72	35.07	363,180	5,781,819	7.84%	8.60%	0.73%
	2023		0.20%	0.90%	12.64	32.52	340,064	5,660,058	10.01%	10.78%	1.04%
	2022		0.20%	0.90%	11.41	37.41	332,034	5,338,593	-10.56%	-9.93%	0.59%
	2021		0.20%	0.90%	12.67	41.83	348,924	6,625,962	31.61%	32.53%	0.60%
	2020		0.20%	0.90%	9.56	40.53	376,639	5,812,015	-3.49%	-2.82%	1.26%

Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2024		0.20%	0.20%	18.74	23.57	71,540	1,640,197	25.59%	25.59%	0.22%
	2023		0.20%	0.20%	14.92	18.77	76,676	1,397,919	26.64%	26.65%	0.34%
	2022		0.20%	0.20%	11.78	14.82	82,904	1,193,936	-18.61%	-18.61%	0.43%
	2021		0.20%	0.20%	18.21	18.21	94,543	1,673,782	23.23%	23.23%	0.38%
	2020		0.20%	0.35%	14.78	53.27	79,980	1,397,962	19.14%	19.32%	0.58%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2024		0.00%	0.90%	7.55	14.91	3,336,016	37,057,417	3.23%	4.16%	2.24%
	2023		0.00%	0.90%	7.30	14.31	3,222,859	32,819,014	-8.68%	-7.85%	16.01%
	2022		0.00%	0.90%	7.97	15.53	3,214,100	33,019,782	7.64%	8.61%	21.28%
	2021		0.00%	0.90%	7.38	14.30	3,971,254	35,846,313	32.15%	33.34%	4.22%
	2020		0.00%	0.90%	5.57	10.72	4,584,629	30,548,725	0.44%	1.35%	6.38%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2024		0.00%	0.00%	9.02	9.02	41	367	3.97%	3.97%	2.30%
	2023	7/13/2023	0.00%	0.00%	8.68	8.68	13	109	-2.69%	-2.69%	0.81%

PIMCO VIT Dynamic Bond Portfolio - Advisor Class	2024		0.00%	0.00%	10.68	10.68	163	1,742	5.51%	5.51%	4.65%
	2023	8/18/2023	0.00%	0.00%	10.12	10.12	65	658	4.28%	4.28%	1.52%

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2024	1/16/2024	0.00%	0.00%	10.88	10.88	376	4,089	8.38%	8.38%	2.07%

Putnam VT George Putnam Balanced Fund - Class IA	2024		0.00%	0.00%	13.18	13.18	283,363	3,733,728	16.94%	16.94%	1.14%
	2023		0.00%	0.00%	11.27	11.27	186,371	2,099,915	20.26%	20.26%	1.13%
	2022		0.00%	0.00%	9.37	9.37	89,096	834,730	-15.82%	-15.82%	0.79%
	2021	5/3/2021	0.00%	0.00%	11.13	11.13	24,078	267,960	7.82%	7.82%	0.00%

Putnam VT Global Health Care Fund - Class IB	2024		0.20%	0.20%	18.20	18.20	120,536	2,193,681	1.22%	1.22%	0.47%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.20%	0.35%	17.98	40.33	118,792	2,247,531	8.75%	8.92%	0.30%
	2022		0.20%	0.90%	16.51	47.66	104,655	2,113,626	-5.53%	-4.86%	0.41%
	2021		0.20%	0.90%	17.35	50.45	83,968	2,401,209	18.33%	19.16%	1.08%
	2020		0.20%	0.90%	14.56	45.90	72,863	2,071,777	15.24%	16.05%	0.50%

Putnam VT Large Cap Value Fund - Class IB	2024		0.00%	0.20%	13.65	20.85	136,529	2,842,988	18.90%	19.14%	1.12%
	2023		0.20%	0.35%	17.53	35.73	144,928	2,553,122	15.26%	15.43%	1.94%
	2022		0.20%	0.35%	15.19	36.03	142,767	2,525,308	-3.47%	-3.32%	1.45%
	2021		0.20%	0.90%	15.71	37.32	89,687	2,276,051	26.16%	27.05%	1.13%
	2020		0.20%	0.90%	12.37	41.22	82,278	1,801,279	4.85%	5.59%	1.67%

Templeton Foreign VIP Fund - Class 1	2024		0.55%	0.55%	19.35	19.35	57,184	1,106,570	-1.34%	-1.34%	2.59%
	2023		0.55%	0.55%	19.61	19.61	56,133	1,100,969	20.43%	20.43%	3.38%
	2022		0.55%	0.55%	16.29	16.29	60,564	986,374	-7.89%	-7.89%	3.42%
	2021		0.55%	0.55%	17.68	17.68	67,182	1,187,938	3.86%	3.86%	2.00%
	2020		0.55%	0.55%	17.02	17.02	65,934	1,122,511	-1.46%	-1.46%	3.58%

Templeton Foreign VIP Fund - Class 2	2024		0.20%	0.20%	10.64	10.64	200,516	2,134,239	-1.20%	-1.20%	2.40%
	2023		0.20%	0.20%	10.77	10.77	205,671	2,215,596	20.52%	20.52%	3.20%
	2022		0.20%	0.20%	8.94	8.94	230,403	2,059,506	-7.79%	-7.79%	3.09%
	2021		0.20%	0.35%	9.69	20.55	256,795	2,498,510	3.79%	3.95%	1.82%
	2020		0.20%	0.35%	9.33	19.80	232,979	2,483,527	-1.50%	-1.36%	3.34%

Templeton Global Bond VIP Fund - Class 1	2024		0.00%	0.90%	7.49	15.22	9,026,486	70,008,591	-11.92%	-11.13%	0.00%
	2023		0.00%	0.90%	8.51	17.29	7,708,644	67,704,391	2.27%	3.19%	0.00%
	2022		0.00%	0.90%	8.32	16.90	7,385,492	63,303,922	-5.70%	-4.85%	0.00%
	2021		0.00%	0.90%	8.82	17.92	8,038,741	72,976,982	-5.48%	-4.62%	0.00%
	2020		0.00%	0.90%	9.33	18.96	6,694,249	64,399,787	-5.92%	-5.17%	7.90%

Templeton Global Bond VIP Fund - Class 4	2024		0.00%	0.00%	8.63	8.63	326	2,811	-11.42%	-11.42%	0.00%
	2023	11/7/2023	0.00%	0.00%	9.74	9.74	154	1,500	8.42%	8.42%	0.00%

Templeton Growth VIP Fund - Class 1	2024		0.20%	0.90%	12.26	27.96	528,428	7,181,884	4.76%	5.49%	1.16%
	2023		0.20%	0.90%	11.62	26.60	507,551	7,120,142	20.15%	20.99%	3.48%
	2022		0.20%	0.90%	9.60	22.06	501,686	6,315,622	-12.12%	-11.50%	0.52%
	2021		0.20%	0.90%	10.85	25.02	485,431	7,618,311	4.32%	5.05%	1.29%
	2020		0.20%	0.90%	11.83	23.90	456,432	7,345,163	5.04%	5.77%	3.20%

Templeton Growth VIP Fund - Class 2	2024		0.20%	0.20%	12.06	12.06	91,255	1,100,387	5.19%	5.19%	1.03%

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.20%	0.20%	11.46	11.46	114,033	1,307,168	20.77%	20.77%	3.31%
	2022		0.20%	0.20%	9.49	9.49	117,197	1,112,421	-11.68%	-11.68%	0.16%
	2021		0.20%	0.35%	10.75	27.60	120,037	1,305,850	4.50%	4.66%	1.09%
	2020		0.20%	0.35%	10.27	26.41	94,148	1,214,701	5.43%	5.59%	2.94%

TOPS® Balanced ETF Portfolio - Class 2 Shares	2024		0.00%	0.90%	12.97	13.65	491,682	6,540,614	5.90%	6.86%	2.08%
	2023		0.00%	0.90%	12.25	12.77	462,384	5,779,166	10.39%	11.39%	1.52%
	2022		0.00%	0.90%	11.10	11.47	495,754	5,594,854	-11.95%	-11.15%	1.79%
	2021		0.00%	0.90%	12.60	12.91	252,728	3,186,699	8.64%	9.62%	0.86%
	2020		0.00%	0.90%	11.60	11.74	282,688	3,281,962	7.43%	8.22%	1.83%

TOPS® Balanced ETF Portfolio - Service Class Shares	2024		0.00%	0.00%	11.19	11.19	181,292	2,028,750	6.79%	6.79%	2.30%
	2023		0.00%	0.00%	10.48	10.48	128,359	1,345,038	11.32%	11.32%	2.25%
	2022		0.00%	0.00%	9.41	9.41	67,253	633,057	-11.22%	-11.22%	2.59%
	2021	8/5/2021	0.00%	0.00%	10.60	10.60	8,139	86,301	1.66%	1.66%	0.91%

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	2024		0.00%	0.90%	14.03	14.76	1,296,685	18,704,741	7.86%	8.84%	1.97%
	2023		0.00%	0.90%	13.01	13.56	938,111	12,430,024	12.46%	13.47%	1.82%
	2022		0.00%	0.90%	11.57	11.95	705,149	8,259,440	-13.68%	-12.90%	1.56%
	2021		0.00%	0.90%	13.40	13.72	379,099	5,109,155	11.81%	12.82%	1.14%
	2020		0.00%	0.90%	11.99	12.13	211,078	2,533,662	9.60%	10.43%	2.10%

TOPS® Moderate Growth ETF Portfolio - Service Class Shares	2024		0.00%	0.00%	11.56	11.56	234,974	2,716,009	8.73%	8.73%	2.10%
	2023		0.00%	0.00%	10.63	10.63	150,443	1,599,281	13.36%	13.36%	2.32%
	2022		0.00%	0.00%	9.38	9.38	55,927	524,456	-12.86%	-12.86%	3.03%
	2021	5/20/2021	0.00%	0.00%	10.76	10.76	5,410	58,216	4.61%	4.61%	0.96%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
3. Financial Highlights (continued)
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$7,501,190	$5,054,833
AB VPS International Value Portfolio - Class A	858,436	1,119,922
AB VPS Large Cap Growth Portfolio - Class A	386,644	674,211
AB VPS Relative Value Portfolio - Class A	1,509,824	3,124,407
AB VPS Sustainable Global Thematic Portfolio - Class A	2,551,886	1,411,398
American Funds Asset Allocation Fund - Class 4	10,600	—
American Funds Capital Income Builder® - Class 4	4,202	1,011
American Funds Global Growth Fund - Class 2	23,583,750	11,446,006
American Funds Global Growth Fund - Class 4	3,434	320
American Funds Global Small Capitalization Fund - Class 2	15,073,018	5,631,553
American Funds Global Small Capitalization Fund - Class 4	479	10
American Funds Growth Fund - Class 2	30,914,818	62,657,168
American Funds Growth Fund - Class 4	93,283	9,271
American Funds Growth-Income Fund - Class 2	42,144,854	44,251,977
American Funds Growth-Income Fund - Class 4	11,141	2,505
American Funds International Fund - Class 2	19,881,328	8,926,905
American Funds International Fund - Class 4	11,734	1,368
American Funds New World Fund® - Class 4	28,933	7,468
American Funds Washington Mutual Investors Fund - Class 4	51,194	6,054
ClearBridge Variable Growth Portfolio - Class II	389	678
ClearBridge Variable Large Cap Growth Portfolio - Class II	2,448	548
ClearBridge Variable Mid Cap Portfolio - Class I	5,441,545	2,995,908
ClearBridge Variable Mid Cap Portfolio - Class II	1,005	896
Columbia VP Commodity Strategy Fund - Class 2	268	—
Columbia VP Strategic Income Fund - Class 2	632	22
DWS Alternative Asset Allocation VIP Portfolio - Class A	2,760,181	1,707,031
DWS Equity 500 Index VIP Portfolio - Class A	4,791,852	5,011,785
DWS Small Cap Index VIP Portfolio - Class A	752,578	737,618
Fidelity® VIP Asset Manager Portfolio - Initial Class	26,517	36,776
Fidelity® VIP Balanced Portfolio - Service Class 2	13,877	2,134
Fidelity® VIP Contrafund® Portfolio - Initial Class	5,619,349	397,224
Fidelity® VIP Contrafund® Portfolio - Service Class	51,782,806	39,151,028
Fidelity® VIP Contrafund® Portfolio - Service Class 2	27,398	3,260
Fidelity® VIP Equity-Income Portfolio - Initial Class	200,773	183,257
Fidelity® VIP Equity-Income Portfolio - Service Class	676,830	481,804
Fidelity® VIP Growth Opportunities Portfolio - Service Class	180,882	1,083,494
Fidelity® VIP Growth Portfolio - Service Class	53,052,910	13,837,066
Fidelity® VIP Growth Portfolio - Service Class 2	60,407	3,561
Fidelity® VIP High Income Portfolio - Service Class	343,765	122,608
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	89,529	78,830
Fidelity® VIP Mid Cap Portfolio - Service Class	31,543,704	11,564,432
Fidelity® VIP Mid Cap Portfolio - Service Class 2	9,239	2,093
Fidelity® VIP Overseas Portfolio - Service Class	1,028,479	760,310
Fidelity® VIP Strategic Income Portfolio - Service Class 2	2,501	28
First Trust Capital Strength Hedged Equity Portfolio - Class I	105,267	1,424
First Trust Capital Strength Portfolio - Class I	234,685	4,691
First Trust International Developed Capital Strength Portfolio - Class I	5,134	295
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	385,913	2,988
Franklin Income VIP Fund - Class 1	21,735,246	13,629,626
Franklin Mutual Shares VIP Fund - Class 1	6,093,069	5,067,349
Franklin Rising Dividends VIP Fund - Class 4	2,279	154
Franklin Small-Mid Cap Growth VIP Fund - Class 1	630,184	2,426,830
Franklin Small-Mid Cap Growth VIP Fund - Class 4	12,402	1,066
Goldman Sachs VIT Government Money Market Fund - Service Shares	22,267	1,563

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	$4,038	$711
Invesco V.I. American Franchise Fund - Series I Shares	189,183	1,571,737
Invesco V.I. Core Equity Fund - Series I Shares	1,689,166	1,926,858
Invesco V.I. Core Plus Bond Fund - Series I Shares	194,117	37,140
Invesco V.I. Diversified Dividend Fund - Series II Shares	1,001	928
Invesco V.I. EQV International Equity Fund - Series I Shares	4,246,146	1,463,067
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	28,848	3,287
Janus Henderson Balanced Portfolio - Institutional Shares	441,262	1,208,114
Janus Henderson Balanced Portfolio - Service Shares	573,900	1,129,757
Janus Henderson Enterprise Portfolio - Service Shares	336,080	723,447
Janus Henderson Global Research Portfolio - Institutional Shares	629,919	963,833
Janus Henderson Global Research Portfolio - Service Shares	192,466	413,042
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	334,187	851,870
Lincoln Hedged S&P 500 Fund - Service Class	361,215	90,042
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	32,659	1,638
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	8,111,849	15,931,114
LVIP American Balanced Allocation Fund - Standard Class	4,520,450	67,367
LVIP American Century Balanced Fund - Standard Class II	6,732,016	1,763,076
LVIP American Century Inflation Protection Fund - Standard Class II	1,542,892	1,641,761
LVIP American Century Ultra Fund - Service Class	31,081	331
LVIP American Century Ultra Fund - Standard Class	133,460,702	5,719,286
LVIP American Growth Allocation Fund - Service Class	1,758	—
LVIP American Growth Allocation Fund - Standard Class	22,940,806	418,274
LVIP American Income Allocation Fund - Standard Class	1,998,895	81,537
LVIP Baron Growth Opportunities Fund - Service Class	10,316,501	4,052,553
LVIP Baron Growth Opportunities Fund - Standard Class	1,463,169	228,807
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,857,818	3,399,104
LVIP BlackRock Global Allocation Fund - Service Class	444	767
LVIP BlackRock Global Allocation Fund - Standard Class	22,906,293	12,193,663
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	2,983,894	2,489,310
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	18,779,964	1,436,766
LVIP BlackRock Real Estate Fund - Service Class	4,448	275
LVIP BlackRock Real Estate Fund - Standard Class	5,418,717	4,826,950
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2,138,937	681,249
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,156,292	1,513,687
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	1,125,629	1,528,234
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	1,823,897	161,319
LVIP Dimensional International Core Equity Fund - Standard Class	7,526,608	1,768,184
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,364,986	1,049,633
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	7,074,669	5,422,495
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	6,430,627	5,381,813
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,525,278	2,774,828
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	1,132,816	848,531
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	1,893	121
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	6,871,304	5,660,644
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	6,576,169	2,202,838
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	6,538	509
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	9,650,373	9,245,745
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	1,641	—
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	4,800,054	7,345,105
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,222,853	4,265,333
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	7,939,760	8,406,704
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	5,313,181	6,798,599
LVIP Government Money Market Fund - Standard Class	65,913,657	65,800,654
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	287,760	159,523
LVIP JPMorgan Core Bond Fund - Service Class	2,222	5,590

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP JPMorgan High Yield Fund - Service Class	$11,832	$7,696
LVIP JPMorgan High Yield Fund - Standard Class	19,727,665	4,403,645
LVIP JPMorgan Retirement Income Fund - Standard Class	256,938	99,459
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,549,552	1,473,922
LVIP Loomis Sayles Global Growth Fund - Standard Class	710,704	95,235
LVIP Macquarie Bond Fund - Service Class	14,088	590
LVIP Macquarie Bond Fund - Standard Class	73,740,282	4,508,316
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	6,854,661	2,664,025
LVIP Macquarie Diversified Income Fund - Service Class	59,597	19,896
LVIP Macquarie Diversified Income Fund - Standard Class	19,185,429	3,653,854
LVIP Macquarie High Yield Fund - Standard Class	2,150,453	2,229,152
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	2,370	6,569
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	15,144,654	6,509,941
LVIP Macquarie Mid Cap Value Fund - Service Class	17,555	2,711
LVIP Macquarie Mid Cap Value Fund - Standard Class	5,034,328	2,792,374
LVIP Macquarie SMID Cap Core Fund - Service Class	1,493	110
LVIP Macquarie SMID Cap Core Fund - Standard Class	8,654,846	7,850,001
LVIP Macquarie Social Awareness Fund - Standard Class	1,900,101	1,096,564
LVIP Macquarie U.S. Growth Fund - Service Class	1,868	37
LVIP Macquarie U.S. Growth Fund - Standard Class	7,847,153	8,154,869
LVIP Macquarie U.S. REIT Fund - Service Class	9,278	640
LVIP Macquarie U.S. REIT Fund - Standard Class	7,890,545	8,393,579
LVIP Macquarie Value Fund - Service Class	6,749	618
LVIP Macquarie Value Fund - Standard Class	13,052,214	6,183,106
LVIP Macquarie Wealth Builder Fund - Standard Class	202,954	167,962
LVIP MFS International Growth Fund - Service Class	29,254	8,634
LVIP MFS International Growth Fund - Standard Class	18,473,151	3,402,049
LVIP MFS Value Fund - Service Class	41,294	1,373
LVIP MFS Value Fund - Standard Class	43,869,721	8,194,176
LVIP Mondrian Global Income Fund - Standard Class	5,410,342	1,065,362
LVIP Mondrian International Value Fund - Service Class	24,903	8,925
LVIP Mondrian International Value Fund - Standard Class	8,270,015	4,324,940
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	357,730	156,700
LVIP PIMCO Low Duration Bond Fund - Standard Class	3,671,423	57,534
LVIP SSGA Bond Index Fund - Service Class	131,580	22,910
LVIP SSGA Bond Index Fund - Standard Class	25,839,001	3,159,935
LVIP SSGA Conservative Index Allocation Fund - Standard Class	3,626,692	2,166,449
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	22,511	4,216
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	534,253	27,271
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,245,375	3,752,512
LVIP SSGA International Index Fund - Service Class	109,646	25,504
LVIP SSGA International Index Fund - Standard Class	19,339,458	3,061,517
LVIP SSGA International Managed Volatility Fund - Standard Class	1,318,266	557,386
LVIP SSGA Mid-Cap Index Fund - Service Class	57,009	14,344
LVIP SSGA Mid-Cap Index Fund - Standard Class	2,912,866	60,629
LVIP SSGA Moderate Index Allocation Fund - Standard Class	14,075,906	7,035,771
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	9,595	34,703
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	22,167,802	7,969,334
LVIP SSGA Nasdaq-100 Index Fund - Service Class	29,313	803
LVIP SSGA S&P 500 Index Fund - Service Class	356,667	61,076
LVIP SSGA S&P 500 Index Fund - Standard Class	208,244,247	54,854,170
LVIP SSGA Short-Term Bond Index Fund - Standard Class	1,756,093	28,718
LVIP SSGA Small-Cap Index Fund - Service Class	40,760	15,243
LVIP SSGA Small-Cap Index Fund - Standard Class	20,816,936	10,817,604
LVIP Structured Conservative Allocation Fund - Standard Class	2,860,139	663,521
LVIP Structured Moderate Allocation Fund - Standard Class	22,720,679	3,960,836

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	$21,780,705	$4,218,846
LVIP T. Rowe Price 2020 Fund - Standard Class	258,808	234,372
LVIP T. Rowe Price 2030 Fund - Standard Class	1,531,304	703,109
LVIP T. Rowe Price 2040 Fund - Standard Class	2,831,393	716,068
LVIP T. Rowe Price 2050 Fund - Standard Class	3,401,283	168,765
LVIP T. Rowe Price 2060 Fund - Standard Class	6,651,859	255,949
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	21,231	3,249
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	17,661,632	10,685,400
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	595,047	564,513
LVIP Vanguard Bond Allocation Fund - Service Class	12,092	12,469
LVIP Vanguard Bond Allocation Fund - Standard Class	26,165,316	4,088,715
LVIP Vanguard Domestic Equity ETF Fund - Service Class	25,316	30,666
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	13,902,828	16,679,312
LVIP Vanguard International Equity ETF Fund - Service Class	30,061	13,882
LVIP Vanguard International Equity ETF Fund - Standard Class	20,420,033	3,441,825
LVIP Wellington Capital Growth Fund - Service Class	23,807	26,828
LVIP Wellington Capital Growth Fund - Standard Class	29,739,925	133,766,427
LVIP Wellington SMID Cap Value Fund - Service Class	1,006	911
LVIP Wellington SMID Cap Value Fund - Standard Class	9,228,525	3,658,683
LVIP Western Asset Core Bond Fund - Service Class	19,512	1,132
M Capital Appreciation Fund	351,795	161,357
M International Equity Fund	314,791	84,559
M Large Cap Growth Fund	595,175	662,148
M Large Cap Value Fund	513,308	317,264
Macquarie VIP Emerging Markets Series - Service Class	22,821	6,114
Macquarie VIP Emerging Markets Series - Standard Class	17,917,077	10,914,617
Macquarie VIP Energy Series - Service Class	269	—
Macquarie VIP High Income Series - Service Class	985	7
Macquarie VIP Mid Cap Growth Series - Service Class	501	66
Macquarie VIP Science and Technology Series - Service Class	1,268	63
Macquarie VIP Small Cap Growth Series - Service Class	781	106
Macquarie VIP Small Cap Value Series - Service Class	498	—
Macquarie VIP Small Cap Value Series - Standard Class	11,134,886	6,829,285
MFS® VIT Growth Series - Initial Class	12,305,277	10,148,316
MFS® VIT Growth Series - Service Class	2,609	30
MFS® VIT New Discovery Series - Initial Class	535,221	32,494
MFS® VIT Total Return Series - Initial Class	11,904,107	3,524,852
MFS® VIT Utilities Series - Initial Class	10,084,142	6,765,705
MFS® VIT Utilities Series - Service Class	5,353	618
MFS® VIT II Core Equity Portfolio - Initial Class	734,944	263,169
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	226	386
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,227,069	2,660,110
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	420,240	549,564
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	109,658	140,429
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	6,126,391	2,641,106
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	256	—
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	1,125	50
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	6,658	2,548
Putnam VT George Putnam Balanced Fund - Class IA	1,414,222	168,568
Putnam VT Global Health Care Fund - Class IB	258,296	239,535
Putnam VT Large Cap Value Fund - Class IB	346,602	375,440
Templeton Foreign VIP Fund - Class 1	107,546	64,118
Templeton Foreign VIP Fund - Class 2	197,242	208,419
Templeton Global Bond VIP Fund - Class 1	12,629,150	2,371,178
Templeton Global Bond VIP Fund - Class 4	1,662	87
Templeton Growth VIP Fund - Class 1	441,797	678,105

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales

Templeton Growth VIP Fund - Class 2	78,577	349,670
TOPS® Balanced ETF Portfolio - Class 2 Shares	849,161	331,320
TOPS® Balanced ETF Portfolio - Service Class Shares	655,949	30,298
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	7,251,669	1,699,040
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	1,101,619	73,282

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	4,328,494	$18.32	$79,298,007	$76,767,007
AB VPS International Value Portfolio - Class A	628,080	15.12	9,496,575	8,811,587
AB VPS Large Cap Growth Portfolio - Class A	56,719	89.31	5,065,573	4,106,824
AB VPS Relative Value Portfolio - Class A	564,530	31.68	17,884,300	16,832,077
AB VPS Sustainable Global Thematic Portfolio - Class A	673,847	35.13	23,672,242	23,126,782
American Funds Asset Allocation Fund - Class 4	424	25.41	10,773	10,600
American Funds Capital Income Builder® - Class 4	452	12.36	5,584	5,324
American Funds Global Growth Fund - Class 2	7,263,765	36.37	264,183,137	235,125,565
American Funds Global Growth Fund - Class 4	129	35.93	4,618	4,457
American Funds Global Small Capitalization Fund - Class 2	8,329,019	17.05	142,009,771	165,123,674
American Funds Global Small Capitalization Fund - Class 4	30	17.01	504	516
American Funds Growth Fund - Class 2	7,158,373	125.79	900,451,713	644,366,048
American Funds Growth Fund - Class 4	1,340	122.38	163,967	133,229
American Funds Growth-Income Fund - Class 2	10,825,051	68.38	740,217,000	565,327,188
American Funds Growth-Income Fund - Class 4	209	67.14	14,014	13,353
American Funds International Fund - Class 2	15,639,555	17.75	277,602,105	290,127,294
American Funds International Fund - Class 4	963	17.46	16,814	16,850
American Funds New World Fund® - Class 4	1,588	26.10	41,460	40,119
American Funds Washington Mutual Investors Fund - Class 4	4,701	16.34	76,821	68,922
ClearBridge Variable Growth Portfolio - Class II	16	13.82	218	257
ClearBridge Variable Large Cap Growth Portfolio - Class II	182	46.54	8,481	7,082
ClearBridge Variable Mid Cap Portfolio - Class I	2,111,670	24.43	51,588,095	47,013,371
ClearBridge Variable Mid Cap Portfolio - Class II	4	24.15	91	89
Columbia VP Commodity Strategy Fund - Class 2	72	3.79	273	268
Columbia VP Strategic Income Fund - Class 2	167	3.65	610	610
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,815,660	12.95	23,512,796	23,529,338
DWS Equity 500 Index VIP Portfolio - Class A	1,928,316	31.11	59,989,898	45,824,504
DWS Small Cap Index VIP Portfolio - Class A	787,819	14.52	11,439,138	11,137,907
Fidelity® VIP Asset Manager Portfolio - Initial Class	20,446	16.45	336,332	314,282
Fidelity® VIP Balanced Portfolio - Service Class 2	732	23.69	17,343	16,058
Fidelity® VIP Contrafund® Portfolio - Initial Class	257,861	57.94	14,940,444	13,046,254
Fidelity® VIP Contrafund® Portfolio - Service Class	7,119,608	57.48	409,235,046	314,303,790
Fidelity® VIP Contrafund® Portfolio - Service Class 2	549	55.50	30,492	29,065
Fidelity® VIP Equity-Income Portfolio - Initial Class	77,896	26.59	2,071,265	1,746,605
Fidelity® VIP Equity-Income Portfolio - Service Class	250,860	26.36	6,612,657	6,331,175
Fidelity® VIP Growth Opportunities Portfolio - Service Class	89,673	82.52	7,399,796	5,293,750
Fidelity® VIP Growth Portfolio - Service Class	1,939,255	95.95	186,071,533	173,685,651
Fidelity® VIP Growth Portfolio - Service Class 2	855	92.74	79,304	83,752
Fidelity® VIP High Income Portfolio - Service Class	368,944	4.68	1,726,659	1,863,879
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	69,404	10.98	762,051	875,427
Fidelity® VIP Mid Cap Portfolio - Service Class	5,228,796	36.92	193,047,137	183,358,878
Fidelity® VIP Mid Cap Portfolio - Service Class 2	326	35.48	11,572	11,756
Fidelity® VIP Overseas Portfolio - Service Class	317,586	25.31	8,038,111	7,431,729
Fidelity® VIP Strategic Income Portfolio - Service Class 2	314	10.57	3,316	3,294
First Trust Capital Strength Hedged Equity Portfolio - Class I	10,221	9.97	101,906	103,887
First Trust Capital Strength Portfolio - Class I	15,359	13.94	214,108	231,664
First Trust International Developed Capital Strength Portfolio - Class I	387	12.24	4,734	4,848
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	27,225	13.58	369,717	382,969
Franklin Income VIP Fund - Class 1	12,772,492	15.12	193,120,079	196,126,753
Franklin Mutual Shares VIP Fund - Class 1	5,198,349	16.84	87,540,205	87,608,262
Franklin Rising Dividends VIP Fund - Class 4	154	28.11	4,316	4,039
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,058,914	18.99	20,108,781	19,701,028
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,674	15.89	26,604	23,315

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Goldman Sachs VIT Government Money Market Fund - Service Shares	27,601	$1.00	$27,601	$27,601
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2,608	1.96	5,112	5,437
Invesco V.I. American Franchise Fund - Series I Shares	210,309	79.53	16,725,845	13,191,328
Invesco V.I. Core Equity Fund - Series I Shares	497,006	33.62	16,709,339	15,320,797
Invesco V.I. Core Plus Bond Fund - Series I Shares	185,398	5.70	1,056,767	1,139,800
Invesco V.I. Diversified Dividend Fund - Series II Shares	3	25.60	88	90
Invesco V.I. EQV International Equity Fund - Series I Shares	1,232,990	33.52	41,329,814	43,499,757
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	1,382	28.49	39,371	36,394
Janus Henderson Balanced Portfolio - Institutional Shares	211,294	51.22	10,822,482	8,729,511
Janus Henderson Balanced Portfolio - Service Shares	168,397	54.39	9,159,102	7,990,573
Janus Henderson Enterprise Portfolio - Service Shares	60,522	74.72	4,522,208	4,300,826
Janus Henderson Global Research Portfolio - Institutional Shares	158,315	72.60	11,493,641	8,918,336
Janus Henderson Global Research Portfolio - Service Shares	33,273	69.97	2,328,127	1,890,850
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	243,035	21.16	5,142,625	3,949,847
Lincoln Hedged S&P 500 Fund - Service Class	24,086	10.90	262,436	273,354
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	993	60.59	60,153	51,465
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	3,077,283	63.77	196,229,081	149,633,999
LVIP American Balanced Allocation Fund - Standard Class	555,774	11.42	6,348,601	6,175,053
LVIP American Century Balanced Fund - Standard Class II	9,221,748	8.40	77,490,351	71,994,674
LVIP American Century Inflation Protection Fund - Standard Class II	1,261,435	9.19	11,590,064	12,812,943
LVIP American Century Ultra Fund - Service Class	1,112	29.04	32,280	30,763
LVIP American Century Ultra Fund - Standard Class	4,453,633	30.37	135,252,371	128,307,371
LVIP American Growth Allocation Fund - Service Class	170	11.42	1,939	1,898
LVIP American Growth Allocation Fund - Standard Class	6,097,854	11.45	69,814,326	73,231,319
LVIP American Income Allocation Fund - Standard Class	631,423	10.99	6,938,073	7,022,197
LVIP Baron Growth Opportunities Fund - Service Class	1,185,606	75.41	89,401,811	78,439,807
LVIP Baron Growth Opportunities Fund - Standard Class	68,737	79.24	5,446,486	5,022,039
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,403,158	20.82	50,036,147	48,818,492
LVIP BlackRock Global Allocation Fund - Service Class	56	12.13	673	632
LVIP BlackRock Global Allocation Fund - Standard Class	30,590,918	12.14	371,220,785	348,075,996
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	3,196,533	12.74	40,707,844	37,733,985
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	8,920,558	9.01	80,409,912	86,575,537
LVIP BlackRock Real Estate Fund - Service Class	1,117	7.32	8,169	8,178
LVIP BlackRock Real Estate Fund - Standard Class	5,813,465	7.43	43,194,047	46,792,878
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,457,434	13.93	20,302,054	18,109,877
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	255,696	56.06	14,333,067	10,828,771
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	576,811	21.92	12,641,977	10,622,886
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	187,116	17.66	3,303,724	2,926,971
LVIP Dimensional International Core Equity Fund - Standard Class	4,190,091	12.10	50,691,726	46,049,516
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,354,281	10.28	13,923,359	13,448,801
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	1,281,960	48.49	62,160,982	46,783,531
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2,880,478	21.74	62,621,595	42,895,568
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	738,930	23.43	17,310,176	14,469,381
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	235,889	44.22	10,430,794	9,256,777
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	467	7.73	3,605	3,615
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	9,090,711	7.72	70,180,289	72,451,387
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	6,104,015	8.04	49,064,077	48,771,985
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	772	14.76	11,399	10,592
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	6,200,917	14.82	91,872,779	81,702,875
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	161	12.85	2,070	1,940
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	7,724,869	12.89	99,565,836	91,912,759
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	4,400,174	12.08	53,136,506	54,249,360
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,124,005	13.32	134,861,872	134,422,499
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	7,465,171	13.53	100,988,838	100,577,304
LVIP Government Money Market Fund - Standard Class	8,745,814	10.00	87,458,135	87,458,158

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	200,914	$13.43	$2,697,869	$2,449,000
LVIP JPMorgan High Yield Fund - Service Class	883	9.80	8,652	8,842
LVIP JPMorgan High Yield Fund - Standard Class	10,721,622	9.81	105,136,228	108,909,801
LVIP JPMorgan Retirement Income Fund - Standard Class	52,532	12.57	660,114	640,845
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,040,456	19.49	20,275,373	18,362,936
LVIP Loomis Sayles Global Growth Fund - Standard Class	104,070	18.07	1,880,224	1,560,487
LVIP Macquarie Bond Fund - Service Class	1,618	11.34	18,346	18,738
LVIP Macquarie Bond Fund - Standard Class	30,257,681	11.34	343,212,878	382,365,385
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	4,443,445	9.78	43,456,895	44,185,325
LVIP Macquarie Diversified Income Fund - Service Class	8,871	8.66	76,824	79,062
LVIP Macquarie Diversified Income Fund - Standard Class	13,334,911	8.71	116,093,735	130,266,020
LVIP Macquarie High Yield Fund - Standard Class	4,449,453	4.22	18,785,593	20,424,340
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	11,837,050	9.31	110,179,261	113,377,779
LVIP Macquarie Mid Cap Value Fund - Service Class	590	43.61	25,726	23,825
LVIP Macquarie Mid Cap Value Fund - Standard Class	968,267	44.03	42,630,855	38,113,265
LVIP Macquarie SMID Cap Core Fund - Service Class	68	25.04	1,709	1,622
LVIP Macquarie SMID Cap Core Fund - Standard Class	3,945,376	27.81	109,732,750	96,114,811
LVIP Macquarie Social Awareness Fund - Standard Class	358,648	53.26	19,101,209	16,042,352
LVIP Macquarie U.S. Growth Fund - Service Class	165	11.70	1,937	1,834
LVIP Macquarie U.S. Growth Fund - Standard Class	5,063,520	13.06	66,104,252	52,399,478
LVIP Macquarie U.S. REIT Fund - Service Class	899	13.78	12,388	11,994
LVIP Macquarie U.S. REIT Fund - Standard Class	5,829,611	13.75	80,139,660	76,069,248
LVIP Macquarie Value Fund - Service Class	444	25.55	11,331	11,349
LVIP Macquarie Value Fund - Standard Class	4,334,670	25.56	110,794,178	116,102,035
LVIP Macquarie Wealth Builder Fund - Standard Class	223,955	11.84	2,651,406	2,764,007
LVIP MFS International Growth Fund - Service Class	1,896	19.67	37,294	37,363
LVIP MFS International Growth Fund - Standard Class	6,270,083	19.67	123,301,188	118,713,055
LVIP MFS Value Fund - Service Class	995	52.64	52,391	52,081
LVIP MFS Value Fund - Standard Class	5,793,610	52.73	305,497,058	277,791,104
LVIP Mondrian Global Income Fund - Standard Class	2,861,577	8.93	25,551,022	28,732,913
LVIP Mondrian International Value Fund - Service Class	1,797	16.64	29,901	29,754
LVIP Mondrian International Value Fund - Standard Class	3,514,122	16.66	58,534,726	56,578,371
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	78,287	14.64	1,145,972	966,742
LVIP PIMCO Low Duration Bond Fund - Standard Class	988,243	9.32	9,210,420	9,360,068
LVIP SSGA Bond Index Fund - Service Class	21,311	9.78	208,362	213,177
LVIP SSGA Bond Index Fund - Standard Class	13,639,033	9.77	133,294,271	146,762,490
LVIP SSGA Conservative Index Allocation Fund - Standard Class	2,886,047	13.51	38,996,268	38,551,447
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	3,754	10.38	38,979	38,309
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	143,385	10.41	1,493,070	1,556,089
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,944,561	11.82	22,984,710	22,140,597
LVIP SSGA International Index Fund - Service Class	16,813	10.45	175,712	176,095
LVIP SSGA International Index Fund - Standard Class	11,857,295	10.45	123,908,735	118,085,574
LVIP SSGA International Managed Volatility Fund - Standard Class	1,416,300	9.43	13,357,122	13,098,026
LVIP SSGA Mid-Cap Index Fund - Service Class	7,390	12.98	95,947	93,030
LVIP SSGA Mid-Cap Index Fund - Standard Class	528,112	13.04	6,886,053	6,724,790
LVIP SSGA Moderate Index Allocation Fund - Standard Class	12,735,315	16.48	209,903,469	193,179,070
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	13,720,800	17.51	240,223,773	217,146,150
LVIP SSGA Nasdaq-100 Index Fund - Service Class	2,874	14.74	42,349	37,179
LVIP SSGA S&P 500 Index Fund - Service Class	21,667	30.26	655,607	595,046
LVIP SSGA S&P 500 Index Fund - Standard Class	62,729,520	30.33	1,902,586,327	1,443,481,082
LVIP SSGA Short-Term Bond Index Fund - Standard Class	383,939	9.87	3,788,711	3,828,495
LVIP SSGA Small-Cap Index Fund - Service Class	1,951	32.71	63,828	60,994
LVIP SSGA Small-Cap Index Fund - Standard Class	5,417,694	32.79	177,624,503	167,650,831
LVIP Structured Conservative Allocation Fund - Standard Class	1,659,122	10.32	17,113,846	19,126,751
LVIP Structured Moderate Allocation Fund - Standard Class	10,047,193	11.27	113,181,632	124,362,463

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	8,393,055	$11.92	$100,020,036	$109,192,893
LVIP T. Rowe Price 2020 Fund - Standard Class	143,008	9.44	1,349,420	1,426,829
LVIP T. Rowe Price 2030 Fund - Standard Class	529,256	11.63	6,153,664	5,967,173
LVIP T. Rowe Price 2040 Fund - Standard Class	998,232	12.42	12,396,046	11,468,520
LVIP T. Rowe Price 2050 Fund - Standard Class	746,832	13.58	10,143,475	9,270,307
LVIP T. Rowe Price 2060 Fund - Standard Class	1,280,142	14.87	19,036,991	17,627,513
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,092	29.84	32,586	29,762
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,656,212	32.32	118,172,420	105,397,040
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	912,164	12.57	11,464,994	10,071,089
LVIP Vanguard Bond Allocation Fund - Standard Class	17,247,429	9.01	155,433,830	172,096,485
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	7,628,621	38.12	290,795,422	185,698,896
LVIP Vanguard International Equity ETF Fund - Service Class	2,691	11.82	31,811	31,627
LVIP Vanguard International Equity ETF Fund - Standard Class	14,527,882	11.84	171,995,598	164,401,117
LVIP Wellington SMID Cap Value Fund - Service Class	3	25.61	89	95
LVIP Wellington SMID Cap Value Fund - Standard Class	2,220,498	25.81	57,319,931	56,486,185
LVIP Western Asset Core Bond Fund - Service Class	2,991	7.41	22,164	23,751
M Capital Appreciation Fund	78,136	24.58	1,920,572	1,934,763
M International Equity Fund	177,494	13.71	2,433,441	2,178,287
M Large Cap Growth Fund	114,718	33.11	3,798,297	3,317,666
M Large Cap Value Fund	199,284	15.68	3,124,779	2,655,164
Macquarie VIP Emerging Markets Series - Service Class	1,102	22.51	24,813	24,768
Macquarie VIP Emerging Markets Series - Standard Class	6,464,338	22.55	145,770,827	145,970,131
Macquarie VIP Energy Series - Service Class	56	4.68	260	269
Macquarie VIP High Income Series - Service Class	468	2.93	1,372	1,357
Macquarie VIP Mid Cap Growth Series - Service Class	137	9.93	1,360	1,361
Macquarie VIP Science and Technology Series - Service Class	49	29.09	1,413	1,292
Macquarie VIP Small Cap Growth Series - Service Class	363	6.57	2,384	2,184
Macquarie VIP Small Cap Value Series - Service Class	23	40.25	913	846
Macquarie VIP Small Cap Value Series - Standard Class	3,048,698	40.48	123,411,311	109,849,445
MFS® VIT Growth Series - Initial Class	1,667,291	73.31	122,229,107	99,419,786
MFS® VIT Growth Series - Service Class	43	67.08	2,908	2,772
MFS® VIT New Discovery Series - Initial Class	129,603	13.81	1,789,815	1,769,063
MFS® VIT Total Return Series - Initial Class	4,294,798	23.27	99,939,953	102,368,202
MFS® VIT Utilities Series - Initial Class	1,854,248	34.22	63,452,375	61,927,373
MFS® VIT Utilities Series - Service Class	184	33.42	6,142	5,964
MFS® VIT II Core Equity Portfolio - Initial Class	108,676	31.61	3,435,240	2,971,538
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	638,629	31.28	19,976,306	18,456,457
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	350,626	16.49	5,781,819	5,541,061
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	41,077	39.93	1,640,197	1,169,827
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	6,799,526	5.45	37,057,417	42,782,953
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	66	5.56	367	368
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	199	8.74	1,742	1,716
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	384	10.64	4,089	4,146
Putnam VT George Putnam Balanced Fund - Class IA	235,418	15.86	3,733,728	3,202,574
Putnam VT Global Health Care Fund - Class IB	139,903	15.68	2,193,681	2,257,705
Putnam VT Large Cap Value Fund - Class IB	87,692	32.42	2,842,988	2,364,830
Templeton Foreign VIP Fund - Class 1	78,592	14.08	1,106,570	1,094,434
Templeton Foreign VIP Fund - Class 2	155,105	13.76	2,134,239	2,008,935
Templeton Global Bond VIP Fund - Class 1	5,805,024	12.06	70,008,591	85,603,617
Templeton Global Bond VIP Fund - Class 4	242	11.63	2,811	2,961
Templeton Growth VIP Fund - Class 1	562,403	12.77	7,181,884	6,786,581
Templeton Growth VIP Fund - Class 2	88,172	12.48	1,100,387	962,972
TOPS® Balanced ETF Portfolio - Class 2 Shares	468,190	13.97	6,540,614	5,891,498
TOPS® Balanced ETF Portfolio - Service Class Shares	145,534	13.94	2,028,750	1,935,606
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	1,279,394	14.62	18,704,741	17,492,021

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	186,283	$14.58	$2,716,009	$2,564,293

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	485,386	(203,986)	281,400
AB VPS International Value Portfolio - Class A	46,658	(87,208)	(40,550)
AB VPS Large Cap Growth Portfolio - Class A	22,871	(19,914)	2,957
AB VPS Relative Value Portfolio - Class A	78,089	(135,614)	(57,525)
AB VPS Sustainable Global Thematic Portfolio - Class A	166,467	(57,742)	108,725
American Funds Asset Allocation Fund - Class 4	890	—	890
American Funds Capital Income Builder® - Class 4	373	(94)	279
American Funds Global Growth Fund - Class 2	921,855	(283,349)	638,506
American Funds Global Growth Fund - Class 4	277	(26)	251
American Funds Global Small Capitalization Fund - Class 2	893,392	(280,467)	612,925
American Funds Global Small Capitalization Fund - Class 4	49	(1)	48
American Funds Growth Fund - Class 2	1,615,429	(1,099,903)	515,526
American Funds Growth Fund - Class 4	7,226	(689)	6,537
American Funds Growth-Income Fund - Class 2	756,432	(817,794)	(61,362)
American Funds Growth-Income Fund - Class 4	785	(182)	603
American Funds International Fund - Class 2	2,010,870	(442,986)	1,567,884
American Funds International Fund - Class 4	1,074	(129)	945
American Funds New World Fund® - Class 4	2,661	(685)	1,976
American Funds Washington Mutual Investors Fund - Class 4	3,986	(471)	3,515
ClearBridge Variable Growth Portfolio - Class II	31	(66)	(35)
ClearBridge Variable Large Cap Growth Portfolio - Class II	149	(44)	105
ClearBridge Variable Mid Cap Portfolio - Class I	282,027	(155,808)	126,219
ClearBridge Variable Mid Cap Portfolio - Class II	104	(95)	9
Columbia VP Commodity Strategy Fund - Class 2	26	—	26
Columbia VP Strategic Income Fund - Class 2	61	(2)	59
DWS Alternative Asset Allocation VIP Portfolio - Class A	154,731	(122,841)	31,890
DWS Equity 500 Index VIP Portfolio - Class A	148,149	(178,927)	(30,778)
DWS Small Cap Index VIP Portfolio - Class A	66,507	(39,499)	27,008
Fidelity® VIP Asset Manager Portfolio - Initial Class	584	(1,267)	(683)
Fidelity® VIP Balanced Portfolio - Service Class 2	1,182	(182)	1,000
Fidelity® VIP Contrafund® Portfolio - Initial Class	267,651	(27,408)	240,243
Fidelity® VIP Contrafund® Portfolio - Service Class	585,367	(840,733)	(255,366)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,860	(231)	1,629
Fidelity® VIP Equity-Income Portfolio - Initial Class	987	(3,439)	(2,452)
Fidelity® VIP Equity-Income Portfolio - Service Class	40,226	(18,641)	21,585
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,008	(35,716)	(29,708)
Fidelity® VIP Growth Portfolio - Service Class	670,973	(283,855)	387,118
Fidelity® VIP Growth Portfolio - Service Class 2	3,159	(259)	2,900
Fidelity® VIP High Income Portfolio - Service Class	20,201	(9,849)	10,352
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	4,212	(4,924)	(712)
Fidelity® VIP Mid Cap Portfolio - Service Class	649,866	(384,455)	265,411
Fidelity® VIP Mid Cap Portfolio - Service Class 2	674	(179)	495
Fidelity® VIP Overseas Portfolio - Service Class	46,048	(38,996)	7,052
Fidelity® VIP Strategic Income Portfolio - Service Class 2	233	(3)	230
First Trust Capital Strength Hedged Equity Portfolio - Class I	10,243	(140)	10,103
First Trust Capital Strength Portfolio - Class I	20,547	(442)	20,105
First Trust International Developed Capital Strength Portfolio - Class I	465	(27)	438
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	35,787	(280)	35,507
Franklin Income VIP Fund - Class 1	1,028,866	(810,360)	218,506
Franklin Mutual Shares VIP Fund - Class 1	280,882	(207,789)	73,093
Franklin Rising Dividends VIP Fund - Class 4	185	(14)	171
Franklin Small-Mid Cap Growth VIP Fund - Class 1	46,631	(85,437)	(38,806)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,191	(100)	1,091
Goldman Sachs VIT Government Money Market Fund - Service Shares	1,971	(143)	1,828

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	343	(65)	278
Invesco V.I. American Franchise Fund - Series I Shares	9,030	(58,713)	(49,683)
Invesco V.I. Core Equity Fund - Series I Shares	11,087	(96,157)	(85,070)
Invesco V.I. Core Plus Bond Fund - Series I Shares	8,876	(1,858)	7,018
Invesco V.I. Diversified Dividend Fund - Series II Shares	89	(82)	7
Invesco V.I. EQV International Equity Fund - Series I Shares	260,581	(95,584)	164,997
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2,496	(276)	2,220
Janus Henderson Balanced Portfolio - Institutional Shares	13,895	(71,882)	(57,987)
Janus Henderson Balanced Portfolio - Service Shares	64,025	(56,018)	8,007
Janus Henderson Enterprise Portfolio - Service Shares	17,134	(34,998)	(17,864)
Janus Henderson Global Research Portfolio - Institutional Shares	10,570	(50,187)	(39,617)
Janus Henderson Global Research Portfolio - Service Shares	5,992	(18,933)	(12,941)
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	12,453	(30,359)	(17,906)
Lincoln Hedged S&P 500 Fund - Service Class	32,546	(8,289)	24,257
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2,654	(139)	2,515
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	708,664	(383,110)	325,554
LVIP American Balanced Allocation Fund - Standard Class	374,898	(5,673)	369,225
LVIP American Century Balanced Fund - Standard Class II	363,232	(95,631)	267,601
LVIP American Century Inflation Protection Fund - Standard Class II	97,964	(134,727)	(36,763)
LVIP American Century Ultra Fund - Service Class	3,015	(31)	2,984
LVIP American Century Ultra Fund - Standard Class	4,366,078	(158,268)	4,207,810
LVIP American Growth Allocation Fund - Service Class	155	—	155
LVIP American Growth Allocation Fund - Standard Class	1,911,197	(36,280)	1,874,917
LVIP American Income Allocation Fund - Standard Class	169,611	(7,811)	161,800
LVIP Baron Growth Opportunities Fund - Service Class	841,671	(146,559)	695,112
LVIP Baron Growth Opportunities Fund - Standard Class	142,692	(15,207)	127,485
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	182,560	(139,660)	42,900
LVIP BlackRock Global Allocation Fund - Service Class	38	(67)	(29)
LVIP BlackRock Global Allocation Fund - Standard Class	1,254,995	(601,585)	653,410
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	163,991	(172,994)	(9,003)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,390,431	(117,583)	1,272,848
LVIP BlackRock Real Estate Fund - Service Class	485	(32)	453
LVIP BlackRock Real Estate Fund - Standard Class	423,521	(340,808)	82,713
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	128,673	(44,857)	83,816
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	31,425	(49,320)	(17,895)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	46,137	(61,418)	(15,281)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	103,744	(8,150)	95,594
LVIP Dimensional International Core Equity Fund - Standard Class	468,003	(117,926)	350,077
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	106,660	(78,031)	28,629
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	198,868	(202,011)	(3,143)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	180,645	(216,610)	(35,965)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	93,781	(108,529)	(14,748)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	62,692	(39,643)	23,049
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	162	(12)	150
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	451,398	(426,546)	24,852
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	493,062	(108,034)	385,028
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	458	(42)	416
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	417,512	(319,713)	97,799
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	144	—	144
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	300,079	(298,227)	1,852
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	275,736	(269,892)	5,844
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	489,231	(441,592)	47,639
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	273,173	(423,614)	(150,441)
LVIP Government Money Market Fund - Standard Class	5,756,557	(6,136,833)	(380,276)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	11,424	(6,919)	4,505
LVIP JPMorgan Core Bond Fund - Service Class	211	(576)	(365)

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP JPMorgan High Yield Fund - Service Class	1,025	(709)	316
LVIP JPMorgan High Yield Fund - Standard Class	1,142,852	(297,348)	845,504
LVIP JPMorgan Retirement Income Fund - Standard Class	20,362	(6,862)	13,500
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	129,165	(65,380)	63,785
LVIP Loomis Sayles Global Growth Fund - Standard Class	59,454	(8,552)	50,902
LVIP Macquarie Bond Fund - Service Class	1,399	(62)	1,337
LVIP Macquarie Bond Fund - Standard Class	5,531,553	(357,833)	5,173,720
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	443,053	(226,883)	216,170
LVIP Macquarie Diversified Income Fund - Service Class	5,939	(2,061)	3,878
LVIP Macquarie Diversified Income Fund - Standard Class	1,349,276	(299,407)	1,049,869
LVIP Macquarie High Yield Fund - Standard Class	106,318	(152,878)	(46,560)
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	231	(622)	(391)
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	1,002,887	(561,856)	441,031
LVIP Macquarie Mid Cap Value Fund - Service Class	1,496	(227)	1,269
LVIP Macquarie Mid Cap Value Fund - Standard Class	248,951	(100,211)	148,740
LVIP Macquarie SMID Cap Core Fund - Service Class	129	(10)	119
LVIP Macquarie SMID Cap Core Fund - Standard Class	445,145	(272,249)	172,896
LVIP Macquarie Social Awareness Fund - Standard Class	127,140	(37,060)	90,080
LVIP Macquarie U.S. Growth Fund - Service Class	122	(3)	119
LVIP Macquarie U.S. Growth Fund - Standard Class	227,072	(172,006)	55,066
LVIP Macquarie U.S. REIT Fund - Service Class	937	(64)	873
LVIP Macquarie U.S. REIT Fund - Standard Class	499,217	(457,643)	41,574
LVIP Macquarie Value Fund - Service Class	594	(56)	538
LVIP Macquarie Value Fund - Standard Class	787,201	(268,735)	518,466
LVIP Macquarie Wealth Builder Fund - Standard Class	13,539	(10,578)	2,961
LVIP MFS International Growth Fund - Service Class	2,388	(723)	1,665
LVIP MFS International Growth Fund - Standard Class	836,439	(147,507)	688,932
LVIP MFS Value Fund - Service Class	3,328	(117)	3,211
LVIP MFS Value Fund - Standard Class	1,694,449	(268,582)	1,425,867
LVIP Mondrian Global Income Fund - Standard Class	530,252	(106,937)	423,315
LVIP Mondrian International Value Fund - Service Class	2,150	(784)	1,366
LVIP Mondrian International Value Fund - Standard Class	529,188	(280,109)	249,079
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	17,194	(9,010)	8,184
LVIP PIMCO Low Duration Bond Fund - Standard Class	322,271	(5,792)	316,479
LVIP SSGA Bond Index Fund - Service Class	13,296	(2,410)	10,886
LVIP SSGA Bond Index Fund - Standard Class	2,143,005	(285,459)	1,857,546
LVIP SSGA Conservative Index Allocation Fund - Standard Class	195,021	(136,473)	58,548
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	2,286	(428)	1,858
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	63,577	(3,471)	60,106
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	77,685	(240,979)	(163,294)
LVIP SSGA International Index Fund - Service Class	9,313	(2,242)	7,071
LVIP SSGA International Index Fund - Standard Class	1,341,994	(183,025)	1,158,969
LVIP SSGA International Managed Volatility Fund - Standard Class	77,690	(49,534)	28,156
LVIP SSGA Mid-Cap Index Fund - Service Class	4,425	(1,173)	3,252
LVIP SSGA Mid-Cap Index Fund - Standard Class	201,000	(4,990)	196,010
LVIP SSGA Moderate Index Allocation Fund - Standard Class	765,787	(314,599)	451,188
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	938	(3,403)	(2,465)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,163,017	(377,620)	785,397
LVIP SSGA Nasdaq-100 Index Fund - Service Class	2,130	(56)	2,074
LVIP SSGA S&P 500 Index Fund - Service Class	24,233	(4,552)	19,681
LVIP SSGA S&P 500 Index Fund - Standard Class	4,856,957	(1,158,337)	3,698,620
LVIP SSGA Short-Term Bond Index Fund - Standard Class	153,060	(2,756)	150,304
LVIP SSGA Small-Cap Index Fund - Service Class	3,512	(1,335)	2,177
LVIP SSGA Small-Cap Index Fund - Standard Class	1,214,381	(473,718)	740,663
LVIP Structured Conservative Allocation Fund - Standard Class	63,013	(42,855)	20,158
LVIP Structured Moderate Allocation Fund - Standard Class	433,398	(175,608)	257,790

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	467,255	(167,769)	299,486
LVIP T. Rowe Price 2020 Fund - Standard Class	13,685	(16,433)	(2,748)
LVIP T. Rowe Price 2030 Fund - Standard Class	114,411	(51,051)	63,360
LVIP T. Rowe Price 2040 Fund - Standard Class	213,941	(45,927)	168,014
LVIP T. Rowe Price 2050 Fund - Standard Class	257,223	(14,176)	243,047
LVIP T. Rowe Price 2060 Fund - Standard Class	480,344	(21,566)	458,778
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,592	(250)	1,342
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	470,511	(340,902)	129,609
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	24,850	(36,566)	(11,716)
LVIP Vanguard Bond Allocation Fund - Service Class	1,293	(1,293)	—
LVIP Vanguard Bond Allocation Fund - Standard Class	2,088,546	(368,139)	1,720,407
LVIP Vanguard Domestic Equity ETF Fund - Service Class	2,219	(2,219)	—
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	729,402	(457,919)	271,483
LVIP Vanguard International Equity ETF Fund - Service Class	2,766	(1,299)	1,467
LVIP Vanguard International Equity ETF Fund - Standard Class	1,495,103	(178,997)	1,316,106
LVIP Wellington Capital Growth Fund - Service Class	1,510	(2,113)	(603)
LVIP Wellington Capital Growth Fund - Standard Class	214,750	(4,332,784)	(4,118,034)
LVIP Wellington SMID Cap Value Fund - Service Class	93	(86)	7
LVIP Wellington SMID Cap Value Fund - Standard Class	290,142	(142,446)	147,696
LVIP Western Asset Core Bond Fund - Service Class	1,953	(122)	1,831
M Capital Appreciation Fund	9,113	(7,568)	1,545
M International Equity Fund	19,364	(6,303)	13,061
M Large Cap Growth Fund	8,579	(20,806)	(12,227)
M Large Cap Value Fund	11,037	(15,830)	(4,793)
Macquarie VIP Emerging Markets Series - Service Class	2,454	(645)	1,809
Macquarie VIP Emerging Markets Series - Standard Class	1,299,018	(728,824)	570,194
Macquarie VIP Energy Series - Service Class	21	—	21
Macquarie VIP High Income Series - Service Class	89	(1)	88
Macquarie VIP Mid Cap Growth Series - Service Class	47	(7)	40
Macquarie VIP Science and Technology Series - Service Class	97	(5)	92
Macquarie VIP Small Cap Growth Series - Service Class	75	(11)	64
Macquarie VIP Small Cap Value Series - Service Class	46	—	46
Macquarie VIP Small Cap Value Series - Standard Class	600,851	(270,492)	330,359
MFS® VIT Growth Series - Initial Class	262,161	(247,858)	14,303
MFS® VIT Growth Series - Service Class	188	(2)	186
MFS® VIT New Discovery Series - Initial Class	69,105	(4,111)	64,994
MFS® VIT Total Return Series - Initial Class	372,483	(188,262)	184,221
MFS® VIT Utilities Series - Initial Class	516,534	(313,994)	202,540
MFS® VIT Utilities Series - Service Class	479	(59)	420
MFS® VIT II Core Equity Portfolio - Initial Class	44,846	(14,057)	30,789
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	21	(33)	(12)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	83,034	(99,871)	(16,837)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	55,596	(32,480)	23,116
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,558	(6,694)	(5,136)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	416,483	(303,326)	113,157
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	28	—	28
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	103	(5)	98
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	624	(248)	376
Putnam VT George Putnam Balanced Fund - Class IA	110,067	(13,075)	96,992
Putnam VT Global Health Care Fund - Class IB	12,704	(10,960)	1,744
Putnam VT Large Cap Value Fund - Class IB	10,169	(18,568)	(8,399)
Templeton Foreign VIP Fund - Class 1	4,039	(2,988)	1,051
Templeton Foreign VIP Fund - Class 2	13,372	(18,527)	(5,155)
Templeton Global Bond VIP Fund - Class 1	1,585,332	(267,490)	1,317,842
Templeton Global Bond VIP Fund - Class 4	181	(9)	172
Templeton Growth VIP Fund - Class 1	60,226	(39,349)	20,877

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Growth VIP Fund - Class 2	5,152	(27,930)	(22,778)
TOPS® Balanced ETF Portfolio - Class 2 Shares	52,898	(23,600)	29,298
TOPS® Balanced ETF Portfolio - Service Class Shares	55,693	(2,760)	52,933
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	479,467	(120,893)	358,574
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	90,842	(6,311)	84,531

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	680,302	(122,833)	557,469
AB VPS International Value Portfolio - Class A	26,082	(107,195)	(81,113)
AB VPS Large Cap Growth Portfolio - Class A	38,557	(31,999)	6,558
AB VPS Relative Value Portfolio - Class A	80,656	(87,289)	(6,633)
AB VPS Sustainable Global Thematic Portfolio - Class A	154,224	(73,059)	81,165
American Funds Capital Income Builder® - Class 4	214	(2)	212
American Funds Global Growth Fund - Class 2	935,651	(609,088)	326,563
American Funds Global Growth Fund - Class 4	122	—	122
American Funds Global Small Capitalization Fund - Class 2	973,448	(202,444)	771,004
American Funds Global Small Capitalization Fund - Class 4	5	—	5
American Funds Growth Fund - Class 2	1,297,363	(901,842)	395,521
American Funds Growth Fund - Class 4	6,008	(1,477)	4,531
American Funds Growth-Income Fund - Class 2	1,589,344	(359,260)	1,230,084
American Funds Growth-Income Fund - Class 4	393	—	393
American Funds International Fund - Class 2	2,052,489	(640,254)	1,412,235
American Funds International Fund - Class 4	607	(23)	584
American Funds New World Fund® - Class 4	2,831	(1,213)	1,618
American Funds Washington Mutual Investors Fund - Class 4	3,283	(1,254)	2,029
ClearBridge Variable Growth Portfolio - Class II	58	(4)	54
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,417	(935)	482
ClearBridge Variable Mid Cap Portfolio - Class I	418,711	(68,941)	349,770
DWS Alternative Asset Allocation VIP Portfolio - Class A	167,449	(82,936)	84,513
DWS Equity 500 Index VIP Portfolio - Class A	188,687	(291,096)	(102,409)
DWS Small Cap Index VIP Portfolio - Class A	82,903	(48,100)	34,803
Fidelity® VIP Asset Manager Portfolio - Initial Class	625	(3,361)	(2,736)
Fidelity® VIP Balanced Portfolio - Service Class 2	420	(4)	416
Fidelity® VIP Contrafund® Portfolio - Initial Class	219,722	(20,170)	199,552
Fidelity® VIP Contrafund® Portfolio - Service Class	723,172	(724,532)	(1,360)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	417	(4)	413
Fidelity® VIP Equity-Income Portfolio - Initial Class	1,430	(3,019)	(1,589)
Fidelity® VIP Equity-Income Portfolio - Service Class	73,058	(30,459)	42,599
Fidelity® VIP Growth Opportunities Portfolio - Service Class	25,506	(21,917)	3,589
Fidelity® VIP Growth Portfolio - Service Class	821,010	(209,007)	612,003
Fidelity® VIP Growth Portfolio - Service Class 2	3,703	(1,299)	2,404
Fidelity® VIP High Income Portfolio - Service Class	7,275	(8,071)	(796)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	3,143	(3,071)	72
Fidelity® VIP Mid Cap Portfolio - Service Class	1,233,974	(157,285)	1,076,689
Fidelity® VIP Mid Cap Portfolio - Service Class 2	444	(4)	440
Fidelity® VIP Overseas Portfolio - Service Class	48,118	(80,147)	(32,029)
Fidelity® VIP Strategic Income Portfolio - Service Class 2	129	(46)	83
First Trust Capital Strength Portfolio - Class I	145	—	145
Franklin Income VIP Fund - Class 1	3,961,775	(419,766)	3,542,009
Franklin Mutual Shares VIP Fund - Class 1	560,706	(135,106)	425,600
Franklin Rising Dividends VIP Fund - Class 4	379	(196)	183
Franklin Small-Mid Cap Growth VIP Fund - Class 1	88,323	(43,092)	45,231
Franklin Small-Mid Cap Growth VIP Fund - Class 4	1,414	(133)	1,281
Goldman Sachs VIT Government Money Market Fund - Service Shares	652	(3)	649
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	218	(2)	216
Invesco V.I. American Franchise Fund - Series I Shares	33,267	(69,839)	(36,572)
Invesco V.I. Core Equity Fund - Series I Shares	19,028	(84,193)	(65,165)
Invesco V.I. Core Plus Bond Fund - Series I Shares	2,208	(1,242)	966
Invesco V.I. EQV International Equity Fund - Series I Shares	190,288	(203,758)	(13,470)
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	1,483	(440)	1,043
Janus Henderson Balanced Portfolio - Institutional Shares	44,781	(63,018)	(18,237)

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Henderson Balanced Portfolio - Service Shares	58,353	(175,269)	(116,916)
Janus Henderson Enterprise Portfolio - Service Shares	48,351	(31,690)	16,661
Janus Henderson Global Research Portfolio - Institutional Shares	7,784	(67,582)	(59,798)
Janus Henderson Global Research Portfolio - Service Shares	24,100	(10,845)	13,255
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	8,800	(15,256)	(6,456)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	81,767	(2,901,298)	(2,819,531)
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2,210	(55)	2,155
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	644,226	(665,164)	(20,938)
LVIP American Balanced Allocation Fund - Standard Class	159,404	(227)	159,177
LVIP American Century Balanced Fund - Standard Class II	344,497	(169,903)	174,594
LVIP American Century Inflation Protection Fund - Standard Class II	92,432	(93,951)	(1,519)
LVIP American Growth Allocation Fund - Service Class	14	—	14
LVIP American Growth Allocation Fund - Standard Class	1,922,853	(16,736)	1,906,117
LVIP American Income Allocation Fund - Standard Class	244,940	(11,450)	233,490
LVIP Baron Growth Opportunities Fund - Service Class	597,406	(85,728)	511,678
LVIP Baron Growth Opportunities Fund - Standard Class	122,081	(12,757)	109,324
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	300,043	(228,558)	71,485
LVIP BlackRock Global Allocation Fund - Service Class	86	—	86
LVIP BlackRock Global Allocation Fund - Standard Class	1,476,907	(484,191)	992,716
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	202,740	(131,982)	70,758
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	693,376	(513,299)	180,077
LVIP BlackRock Real Estate Fund - Service Class	472	(1)	471
LVIP BlackRock Real Estate Fund - Standard Class	424,812	(154,148)	270,664
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	152,297	(177,030)	(24,733)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	61,800	(54,793)	7,007
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	75,176	(26,461)	48,715
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	3,552	(9,583)	(6,031)
LVIP Dimensional International Core Equity Fund - Standard Class	275,907	(274,125)	1,782
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	97,331	(74,270)	23,061
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	304,072	(254,538)	49,534
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	138,396	(253,616)	(115,220)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	92,191	(34,389)	57,802
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	39,442	(23,188)	16,254
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	198	(1)	197
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	398,832	(333,500)	65,332
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	204,935	(371,207)	(166,272)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	1,032	(639)	393
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	628,846	(164,653)	464,193
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	32	—	32
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	749,727	(260,819)	488,908
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	303,145	(185,621)	117,524
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	742,220	(704,653)	37,567
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	580,586	(426,379)	154,207
LVIP Government Money Market Fund - Standard Class	9,900,993	(11,064,638)	(1,163,645)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	17,552	(11,255)	6,297
LVIP JPMorgan Core Bond Fund - Service Class	214	(10)	204
LVIP JPMorgan High Yield Fund - Service Class	616	(287)	329
LVIP JPMorgan High Yield Fund - Standard Class	912,984	(304,593)	608,391
LVIP JPMorgan Retirement Income Fund - Standard Class	6,018	(2,031)	3,987
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	183,321	(33,135)	150,186
LVIP Loomis Sayles Global Growth Fund - Standard Class	42,277	(9,089)	33,188
LVIP Macquarie Bond Fund - Service Class	1,170	(589)	581
LVIP Macquarie Bond Fund - Standard Class	4,348,915	(251,192)	4,097,723
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	407,469	(247,571)	159,898
LVIP Macquarie Diversified Income Fund - Service Class	3,515	(700)	2,815
LVIP Macquarie Diversified Income Fund - Standard Class	1,105,981	(315,268)	790,713

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Macquarie High Yield Fund - Standard Class	131,209	(103,747)	27,462
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	243	(23)	220
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	1,525,449	(417,779)	1,107,670
LVIP Macquarie Mid Cap Value Fund - Service Class	1,164	(321)	843
LVIP Macquarie Mid Cap Value Fund - Standard Class	472,431	(81,492)	390,939
LVIP Macquarie SMID Cap Core Fund - Service Class	67	(44)	23
LVIP Macquarie SMID Cap Core Fund - Standard Class	581,816	(106,109)	475,707
LVIP Macquarie Social Awareness Fund - Standard Class	76,674	(41,560)	35,114
LVIP Macquarie U.S. Growth Fund - Standard Class	172,440	(152,774)	19,666
LVIP Macquarie U.S. REIT Fund - Service Class	227	(34)	193
LVIP Macquarie U.S. REIT Fund - Standard Class	622,410	(176,371)	446,039
LVIP Macquarie Value Fund - Service Class	506	—	506
LVIP Macquarie Value Fund - Standard Class	1,041,301	(140,480)	900,821
LVIP Macquarie Wealth Builder Fund - Standard Class	15,390	(32,584)	(17,194)
LVIP MFS International Growth Fund - Service Class	1,576	(252)	1,324
LVIP MFS International Growth Fund - Standard Class	1,211,853	(243,305)	968,548
LVIP MFS Value Fund - Service Class	1,230	(77)	1,153
LVIP MFS Value Fund - Standard Class	2,697,217	(93,802)	2,603,415
LVIP Mondrian Global Income Fund - Standard Class	434,368	(44,505)	389,863
LVIP Mondrian International Value Fund - Service Class	1,176	(100)	1,076
LVIP Mondrian International Value Fund - Standard Class	455,238	(413,767)	41,471
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	18,122	(4,149)	13,973
LVIP PIMCO Low Duration Bond Fund - Standard Class	233,274	(7,309)	225,965
LVIP SSGA Bond Index Fund - Service Class	9,663	(387)	9,276
LVIP SSGA Bond Index Fund - Standard Class	1,572,107	(635,670)	936,437
LVIP SSGA Conservative Index Allocation Fund - Standard Class	226,908	(138,246)	88,662
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,944	(63)	1,881
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	41,987	(3,364)	38,623
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	147,011	(92,527)	54,484
LVIP SSGA International Index Fund - Service Class	7,764	(753)	7,011
LVIP SSGA International Index Fund - Standard Class	970,440	(508,794)	461,646
LVIP SSGA International Managed Volatility Fund - Standard Class	37,240	(121,800)	(84,560)
LVIP SSGA Mid-Cap Index Fund - Service Class	4,189	(464)	3,725
LVIP SSGA Mid-Cap Index Fund - Standard Class	155,343	(2,384)	152,959
LVIP SSGA Moderate Index Allocation Fund - Standard Class	769,073	(398,518)	370,555
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	5,446	(2,981)	2,465
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,272,371	(432,861)	839,510
LVIP SSGA Nasdaq-100 Index Fund - Service Class	780	(1)	779
LVIP SSGA S&P 500 Index Fund - Service Class	23,012	(1,548)	21,464
LVIP SSGA S&P 500 Index Fund - Standard Class	7,097,537	(1,368,345)	5,729,192
LVIP SSGA Short-Term Bond Index Fund - Standard Class	101,014	(3,801)	97,213
LVIP SSGA Small-Cap Index Fund - Service Class	3,081	(195)	2,886
LVIP SSGA Small-Cap Index Fund - Standard Class	1,830,789	(306,551)	1,524,238
LVIP Structured Conservative Allocation Fund - Standard Class	133,053	(59,906)	73,147
LVIP Structured Moderate Allocation Fund - Standard Class	513,773	(295,567)	218,206
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	520	(1,995)	(1,475)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	471,948	(186,542)	285,406
LVIP T. Rowe Price 2020 Fund - Standard Class	29,865	(13,300)	16,565
LVIP T. Rowe Price 2030 Fund - Standard Class	113,421	(30,272)	83,149
LVIP T. Rowe Price 2040 Fund - Standard Class	215,688	(51,247)	164,441
LVIP T. Rowe Price 2050 Fund - Standard Class	214,152	(19,398)	194,754
LVIP T. Rowe Price 2060 Fund - Standard Class	429,208	(11,257)	417,951
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	1,488	(408)	1,080
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	803,289	(85,789)	717,500
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	66,063	(68,494)	(2,431)
LVIP Vanguard Bond Allocation Fund - Service Class	754	(754)	—

Lincoln Life Flexible Premium Variable Life Account M
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Vanguard Bond Allocation Fund - Standard Class	2,024,854	(202,656)	1,822,198
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,388	(1,388)	—
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,129,968	(487,859)	642,109
LVIP Vanguard International Equity ETF Fund - Service Class	3,374	(1,821)	1,553
LVIP Vanguard International Equity ETF Fund - Standard Class	1,314,479	(476,925)	837,554
LVIP Wellington Capital Growth Fund - Service Class	738	(135)	603
LVIP Wellington Capital Growth Fund - Standard Class	432,821	(246,742)	186,079
LVIP Wellington SMID Cap Value Fund - Standard Class	367,701	(126,552)	241,149
LVIP Western Asset Core Bond Fund - Service Class	553	(6)	547
M Capital Appreciation Fund	8,471	(18,529)	(10,058)
M International Equity Fund	8,028	(16,223)	(8,195)
M Large Cap Growth Fund	4,403	(26,409)	(22,006)
M Large Cap Value Fund	15,366	(7,740)	7,626
Macquarie VIP Emerging Markets Series - Service Class	1,428	(579)	849
Macquarie VIP Emerging Markets Series - Standard Class	1,194,903	(493,950)	700,953
Macquarie VIP High Income Series - Service Class	39	—	39
Macquarie VIP Mid Cap Growth Series - Service Class	277	(182)	95
Macquarie VIP Science and Technology Series - Service Class	8	—	8
Macquarie VIP Small Cap Growth Series - Service Class	321	(193)	128
Macquarie VIP Small Cap Value Series - Service Class	39	—	39
Macquarie VIP Small Cap Value Series - Standard Class	1,187,219	(219,816)	967,403
MFS® VIT Growth Series - Initial Class	199,318	(309,592)	(110,274)
MFS® VIT Growth Series - Service Class	19	—	19
MFS® VIT New Discovery Series - Initial Class	88,000	(7,425)	80,575
MFS® VIT Total Return Series - Initial Class	589,723	(225,170)	364,553
MFS® VIT Utilities Series - Initial Class	646,648	(201,546)	445,102
MFS® VIT Utilities Series - Service Class	125	(2)	123
MFS® VIT II Core Equity Portfolio - Initial Class	59,235	(10,828)	48,407
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	34	(22)	12
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	120,357	(89,924)	30,433
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	30,974	(22,944)	8,030
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,835	(9,063)	(6,228)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	533,467	(524,708)	8,759
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	38	(25)	13
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	67	(2)	65
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	248	(248)	—
Putnam VT George Putnam Balanced Fund - Class IA	100,553	(3,278)	97,275
Putnam VT Global Health Care Fund - Class IB	19,701	(5,564)	14,137
Putnam VT Large Cap Value Fund - Class IB	33,192	(31,031)	2,161
Templeton Foreign VIP Fund - Class 1	1,976	(6,407)	(4,431)
Templeton Foreign VIP Fund - Class 2	6,684	(31,416)	(24,732)
Templeton Global Bond VIP Fund - Class 1	717,950	(394,798)	323,152
Templeton Global Bond VIP Fund - Class 4	155	(1)	154
Templeton Growth VIP Fund - Class 1	36,846	(30,981)	5,865
Templeton Growth VIP Fund - Class 2	4,526	(7,690)	(3,164)
TOPS® Balanced ETF Portfolio - Class 2 Shares	144,524	(177,894)	(33,370)
TOPS® Balanced ETF Portfolio - Service Class Shares	64,382	(3,276)	61,106
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	269,563	(36,601)	232,962
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	96,923	(2,407)	94,516
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account M

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account M (“Variable Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Variable Account’s auditor since 1998.
Philadelphia, Pennsylvania
April 2, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS International Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Relative Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Asset Allocation Fund - Class 4	As of December 31, 2024	For the period from February 26, 2024 through December 31, 2024	For the period from February 26, 2024 (commencement of operations) through December 31, 2024
American Funds Capital Income Builder® - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 20, 2023 (commencement of operations) through December 31, 2023
American Funds Global Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from September 19, 2023 (commencement of operations) through December 31, 2023
American Funds Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from December 28, 2023 (commencement of operations) through December 31, 2023
American Funds International Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds New World Fund® - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Washington Mutual Investors Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Growth Portfolio - Class II	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 19, 2023 (commencement of operations) through December 31, 2023
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 24, 2023 (commencement of operations) through December 31, 2023
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2024	For the period from February 20, 2024 through December 31, 2024	For the period from February 20, 2024 (commencement of operations) through December 31, 2024
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2024	For the period from July 22, 2024 through December 31, 2024	For the period from July 22, 2024 (commencement of operations) through December 31, 2024
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2024	For the period from April 8, 2024 through December 31, 2024	For the period from April 8, 2024 (commencement of operations) through December 31, 2024
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 25, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from June 14, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Hedged Equity Portfolio - Class I	As of December 31, 2024	For the period from June 18, 2024 through December 31, 2024	For the period from June 18, 2024 (commencement of operations) through December 31, 2024
First Trust Capital Strength Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2024	For the period from January 26, 2024 through December 31, 2024	For the period from January 26, 2024 (commencement of operations) through December 31, 2024
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2024	For the period from June 21, 2024 through December 31, 2024	For the period from June 21, 2024 (commencement of operations) through December 31, 2024
Franklin Income VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 25, 2023 (commencement of operations) through December 31, 2023
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from June 28, 2023 (commencement of operations) through December 31, 2023
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from October 19, 2023 (commencement of operations) through December 31, 2023
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 20, 2023 (commencement of operations) through December 31, 2023
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2024	For the period from February 20, 2024 through December 31, 2024	For the period from February 20, 2024 (commencement of operations) through December 31, 2024
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Lincoln Hedged S&P 500 Fund - Service Class	As of December 31, 2024	For the period from July 22, 2024 through December 31, 2024	For the period from July 22, 2024 (commencement of operations) through December 31, 2024
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 25, 2023 (commencement of operations) through December 31, 2023
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 20, 2023 (commencement of operations) through December 31, 2023
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Inflation Protection Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Ultra Fund - Service Class	As of December 31, 2024	For the period from August 23, 2024 through December 31, 2024	For the period from August 23, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Ultra Fund - Standard Class	As of December 31, 2024	For the period from August 23, 2024 through December 31, 2024	For the period from August 23, 2024 (commencement of operations) through December 31, 2024
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from December 29, 2023 (commencement of operations) through December 31, 2023
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 21, 2023 (commencement of operations) through December 31, 2023
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from November 7, 2023 (commencement of operations) through December 31, 2023
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from November 7, 2023 (commencement of operations) through December 31, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 16, 2023 (commencement of operations) through December 31, 2023
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from October 2, 2023 (commencement of operations) through December 31, 2023
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Government Money Market Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Core Bond Fund - Service Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Bond Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 13, 2023 (commencement of operations) through December 31, 2023
LVIP Macquarie Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Income Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Mid Cap Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Mid Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie SMID Cap Core Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 13, 2023 (commencement of operations) through December 31, 2023
LVIP Macquarie SMID Cap Core Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Social Awareness Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. Growth Fund - Service Class	As of December 31, 2024	For the period from July 30, 2024 through December 31, 2024	For the period from July 30, 2024 (commencement of operations) through December 31, 2024
LVIP Macquarie U.S. Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Wealth Builder Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS International Growth Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from March 21, 2023 (commencement of operations) through December 31, 2023
LVIP MFS Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 22, 2023 (commencement of operations) through December 31, 2023
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	Available fund with no money invested at December 31, 2024	Available fund with no activity in the Statements of Operations at December 31, 2024	For the year ended December 31, 2023 (no 2024 activity in the Statements of Changes in Net Assets)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Bond Allocation Fund - Service Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from October 26, 2023 (commencement of operations) through December 31, 2023
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Domestic Equity ETF Fund - Service Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from October 26, 2023 (commencement of operations) through December 31, 2023
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from September 22, 2023 (commencement of operations) through December 31, 2023
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Wellington Capital Growth Fund - Service Class	N/A - the fund merged into LVIP American Century Ultra Fund - Service Class during 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from March 21, 2023 (commencement of operations) through December 31, 2023
LVIP Wellington Capital Growth Fund - Standard Class	N/A - the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024)
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2024	For the period from February 20, 2024 through December 31, 2024	For the period from February 20, 2024 (commencement of operations) through December 31, 2024
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Western Asset Core Bond Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from August 18, 2023 (commencement of operations) through December 31, 2023
M Capital Appreciation Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M International Equity Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Large Cap Growth Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Large Cap Value Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Emerging Markets Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from September 19, 2023 (commencement of operations) through December 31, 2023
Macquarie VIP Emerging Markets Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Energy Series - Service Class	As of December 31, 2024	For the period from July 22, 2024 through December 31, 2024	For the period from July 22, 2024 (commencement of operations) through December 31, 2024
Macquarie VIP High Income Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from June 14, 2023 (commencement of operations) through December 31, 2023
Macquarie VIP Mid Cap Growth Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 24, 2023 (commencement of operations) through December 31, 2023
Macquarie VIP Science and Technology Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 25, 2023 (commencement of operations) through December 31, 2023
Macquarie VIP Small Cap Growth Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Value Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from January 25, 2023 (commencement of operations) through December 31, 2023
Macquarie VIP Small Cap Value Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Growth Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Growth Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 25, 2023 (commencement of operations) through December 31, 2023
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT Total Return Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Utilities Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Utilities Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 20, 2023 (commencement of operations) through December 31, 2023
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 13, 2023 (commencement of operations) through December 31, 2023
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 13, 2023 (commencement of operations) through December 31, 2023
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from August 18, 2023 (commencement of operations) through December 31, 2023
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2024	For the period from January 16, 2024 through December 31, 2024	For the period from January 16, 2024 (commencement of operations) through December 31, 2024
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from November 7, 2023 (commencement of operations) through December 31, 2023
Templeton Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Balanced ETF Portfolio - Class 2 Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
TOPS® Balanced ETF Portfolio - Service Class Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024